American
     Express(R)                                      [AMERICAN EXPRESS logo]
Life Insurance

             American Express
             Variable Second-To-Die
             Life Insurance

             2004 Annual Report

             Issued by: IDS Life Insurance Company

Annual Financial Information

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF DIRECTORS

IDS LIFE INSURANCE COMPANY

We have audited the accompanying individual statements of assets and liabilities of the segregated asset subaccounts of IDS Life Variable Life Separate Account - American Express(R) Variable Second-To-Die Life Insurance (comprised of 46 subaccounts of IDS Life Variable Life Separate Account, referred to in Note 1) as of December 31, 2004, and the related statements of operations and changes in net assets for the periods indicated therein. These financial statements are the responsibility of the management of IDS Life Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of IDS Life Variable Life Separate Account - American Express(R) Variable Second-To-Die Life Insurance's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of IDS Life Variable Life Separate Account - American Express(R) Variable Second-To-Die Life Insurance's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004 by correspondence with the affiliated and unaffiliated mutual fund managers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the individual financial position of the segregated asset subaccounts of IDS Life Variable Life Separate Account - American Express(R) Variable Second-To-Die Life Insurance at December 31, 2004, and the individual results of their operations and the changes in their net assets for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                       /s/ Ernst & Young LLP

Minneapolis, Minnesota
March 31, 2005

--------------------------------------------------------------------------------
1  AMERICAN EXPRESS VARIABLE SECOND-TO-DIE LIFE INSURANCE -- 2004 ANNUAL REPORT

Statements of Assets and Liabilities

                                                                                Segregated Asset Subaccounts
                                                          -----------------------------------------------------------------------
                                                             AXP VP        AXP VP         AXP VP         AXP VP        AXP VP
December 31, 2004                                           Cash Mgmt     Div Bond      Div Eq Inc     Global Bond       Gro
Assets
Investments, at value(1),(2)                              $84,180,591   $123,843,384   $147,954,758    $23,042,057   $31,866,674
Dividends receivable                                          107,062        465,002             --         65,016            --
Accounts receivable from IDS Life for contract purchase
 payments                                                          --         63,025        190,873          6,126         5,764
Receivable for share redemptions                                   --             --             --             --            --
---------------------------------------------------------------------------------------------------------------------------------
Total assets                                               84,287,653    124,371,411    148,145,631     23,113,199    31,872,438
=================================================================================================================================

Liabilities
Payable to IDS Life for:
   Mortality and expense risk fee                              64,298         93,606        110,187         17,254        24,125
   Minimum death benefit guarantee risk charge                    177            381             --             --            --
   Contract terminations                                       14,171             35             --             --            --
Payable for investments purchased                                  --             --             --             --            --
---------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                              78,646         94,022        110,187         17,254        24,125
---------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Variable Life contracts in
 accumulation period                                      $84,209,007   $124,277,389   $148,035,444    $23,095,945   $31,848,313
=================================================================================================================================
(1) Investment shares                                      84,210,809     11,632,390     11,417,722      1,981,993     5,063,073
(2) Investments, at cost                                  $84,180,591   $121,966,856   $121,359,275    $20,977,557   $31,601,138
---------------------------------------------------------------------------------------------------------------------------------

                                                                                Segregated Asset Subaccounts
                                                          -----------------------------------------------------------------------
                                                             AXP VP
                                                            Hi Yield       AXP VP         AXP VP         AXP VP        AXP VP
December 31, 2004 (continued)                                 Bond        Lg Cap Eq       Managed        New Dim       S&P 500
Assets
Investments, at value(1),(2)                              $58,161,925   $563,041,657   $365,163,279   $152,704,150   $49,624,646
Dividends receivable                                          306,025             --             --             --            --
Accounts receivable from IDS Life for contract purchase
 payments                                                     186,618             --             --             --            --
Receivable for share redemptions                                   --             --             --             --            --
---------------------------------------------------------------------------------------------------------------------------------
Total assets                                               58,654,568    563,041,657    365,163,279    152,704,150    49,624,646
=================================================================================================================================

Liabilities
Payable to IDS Life for:
   Mortality and expense risk fee                              43,960        429,314        274,708        116,555        37,410
   Minimum death benefit guarantee risk charge                     --            650          1,818             --            --
   Contract terminations                                           --        377,828        121,806         57,593         3,077
Payable for investments purchased                                  --             --             --             --            --
---------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                              43,960        807,792        398,332        174,148        40,487
---------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Variable Life contracts in
 accumulation period                                      $58,610,608   $562,233,865   $364,764,947   $152,530,002   $49,584,159
=================================================================================================================================
(1) Investment shares                                       8,516,111     26,891,918     24,198,305      9,744,105     6,011,601
(2) Investments, at cost                                  $54,252,830   $530,550,308   $339,840,345   $156,914,585   $43,747,574
---------------------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
2  AMERICAN EXPRESS VARIABLE SECOND-TO-DIE LIFE INSURANCE -- 2004 ANNUAL REPORT

Statements of Assets and Liabilities

                                                                               Segregated Asset Subaccounts
                                                          ---------------------------------------------------------------------
                                                             AXP VP        AXP VP        AXP VP       AXP VP         AXP VP
                                                              Short        Sm Cap       Strategy       THDL           THDL
December 31, 2004 (continued)                               Duration         Adv          Aggr       Emer Mkts        Intl
Assets
Investments, at value(1),(2)                              $47,888,776   $29,214,666     $8,453,467   $10,509,144   $203,242,075
Dividends receivable                                          105,988            --             --            --             --
Accounts receivable from IDS Life for contract purchase
 payments                                                      15,205            --             --        27,280             --
Receivable for share redemptions                                   --            --             --            --             --
-------------------------------------------------------------------------------------------------------------------------------
Total assets                                               48,009,969    29,214,666      8,453,467    10,536,424    203,242,075
===============================================================================================================================

Liabilities
Payable to IDS Life for:
   Mortality and expense risk fee                              36,101        21,974          6,447         7,661        154,721
   Minimum death benefit guarantee risk charge                    285            --             --            --             --
   Contract terminations                                            5        93,467          5,202            --         21,440
Payable for investments purchased                                  --            --             --            --             --
-------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                              36,391       115,441         11,649         7,661        176,161
-------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Variable Life contracts in
 accumulation period                                      $47,973,578   $29,099,225     $8,441,818   $10,528,763   $203,065,914
===============================================================================================================================
(1) Investment shares                                       4,662,795     2,004,963      1,056,530       909,114     21,077,466
(2) Investments, at cost                                  $48,496,212   $23,056,179     $9,658,316   $ 8,715,621   $178,427,293
-------------------------------------------------------------------------------------------------------------------------------

                                                                               Segregated Asset Subaccounts
                                                          ---------------------------------------------------------------------
                                                             AIM VI        AIM VI        AIM VI
                                                            Cap Appr,     Cap Dev,      Core Eq,       AC VP          AC VP
December 31, 2004 (continued)                                 Ser I         Ser I         Ser I     Intl, Cl I      Val, Cl I
Assets
Investments, at value(1),(2)                              $16,819,999   $12,858,541   $315,507,518   $23,817,776   $106,532,587
Dividends receivable                                               --            --             --            --             --
Accounts receivable from IDS Life for contract purchase
 payments                                                          --        26,977             --        12,543         45,083
Receivable for share redemptions                               32,719         9,920        472,115        18,329         81,714
-------------------------------------------------------------------------------------------------------------------------------
Total assets                                               16,852,718    12,895,438    315,979,633    23,848,648    106,659,384
===============================================================================================================================

Liabilities
Payable to IDS Life for:
   Mortality and expense risk fee                              12,817         9,920        244,097        18,329         81,714
   Minimum death benefit guarantee risk charge                     --            --             --            --             --
   Contract terminations                                       19,902            --        228,018            --             --
Payable for investments purchased                                  --        26,977             --        12,543         45,083
-------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                              32,719        36,897        472,115        30,872        126,797
-------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Variable Life contracts in
 accumulation period                                      $16,819,999   $12,858,541   $315,507,518   $23,817,776   $106,532,587
===============================================================================================================================
(1) Investment shares                                         741,296       875,922     13,960,510     3,240,514     12,175,153
(2) Investments, at cost                                  $16,152,561   $10,430,315   $332,877,401   $20,508,034   $ 83,440,145
-------------------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
3  AMERICAN EXPRESS VARIABLE SECOND-TO-DIE LIFE INSURANCE -- 2004 ANNUAL REPORT

Statements of Assets and Liabilities

                                                                               Segregated Asset Subaccounts
                                                          ---------------------------------------------------------------------
                                                                                                       Fid VIP       Fid VIP
                                                           Calvert VS    CS Mid-Cap     CS Sm Cap     Gro & Inc,     Mid Cap,
December 31, 2004 (continued)                              Social Bal        Gro           Gro         Serv Cl       Serv Cl
Assets
Investments, at value(1),(2)                               $6,265,718    $4,200,220   $24,490,954   $105,038,053   $174,046,758
Dividends receivable                                               --            --            --             --             --
Accounts receivable from IDS Life for contract purchase
 payments                                                       1,544           373            --         47,661        126,347
Receivable for share redemptions                                4,795         3,276        45,486         81,378        131,843
-------------------------------------------------------------------------------------------------------------------------------
Total assets                                                6,272,057     4,203,869    24,536,440    105,167,092    174,304,948
===============================================================================================================================

Liabilities
Payable to IDS Life for:
   Mortality and expense risk fee                               4,795         3,276        19,035         81,378        131,843
   Minimum death benefit guarantee risk charge                     --            --            --             --             --
   Contract terminations                                           --            --        26,451             --             --
Payable for investments purchased                               1,544           373            --         47,661        126,347
-------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                               6,339         3,649        45,486        129,039        258,190
-------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Variable Life contracts in
 accumulation period                                       $6,265,718    $4,200,220   $24,490,954   $105,038,053   $174,046,758
===============================================================================================================================
(1) Investment shares                                       3,347,072       340,650     1,600,716      7,594,942      5,788,053
(2) Investments, at cost                                   $5,772,627    $3,635,749   $27,528,028   $ 93,646,608   $119,113,201
-------------------------------------------------------------------------------------------------------------------------------

                                                                               Segregated Asset Subaccounts
                                                          ---------------------------------------------------------------------
                                                            Fid VIP        FTVIPT        FTVIPT         FTVIPT        GS VIT
                                                            Overseas,    Frank Real   Frank Sm Cap     Temp For       Core Sm
December 31, 2004 (continued)                                Serv Cl     Est, Cl 2     Val, Cl 2       Sec, Cl 2      Cap Eq
Assets
Investments, at value(1),(2)                              $33,264,630   $78,066,858   $30,765,317    $55,115,511    $12,312,965
Dividends receivable                                               --            --            --             --             --
Accounts receivable from IDS Life for contract purchase
 payments                                                      88,838        54,650        55,265             --          5,839
Receivable for share redemptions                               25,316        59,783        23,140         49,954          9,485
-------------------------------------------------------------------------------------------------------------------------------
Total assets                                               33,378,784    78,181,291    30,843,722     55,165,465     12,328,289
===============================================================================================================================

Liabilities
Payable to IDS Life for:
   Mortality and expense risk fee                              25,316        59,783        23,140         41,892          9,485
   Minimum death benefit guarantee risk charge                     --            --            --             --             --
   Contract terminations                                           --            --            --          8,062             --
Payable for investments purchased                              88,838        54,650        55,265             --          5,839
-------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                             114,154       114,433        78,405         49,954         15,324
-------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Variable Life contracts in
 accumulation period                                      $33,264,630   $78,066,858   $30,765,317    $55,115,511    $12,312,965
===============================================================================================================================
(1) Investment shares                                       1,907,376     2,560,409     1,965,835      3,840,802        855,067
(2) Investments, at cost                                  $27,774,829   $53,578,311   $22,623,801    $47,237,549    $ 9,578,762
-------------------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
4  AMERICAN EXPRESS VARIABLE SECOND-TO-DIE LIFE INSURANCE -- 2004 ANNUAL REPORT

Statements of Assets and Liabilities

                                                                              Segregated Asset Subaccounts
                                                          --------------------------------------------------------------------
                                                            GS VIT         GS VIT      Janus Aspen   Janus Aspen   Janus Aspen
                                                             Core          Mid Cap    Global Tech,    Intl Gro,   Mid Cap Gro,
December 31, 2004 (continued)                               U.S. Eq          Val          Serv          Serv          Serv
Assets
Investments, at value(1),(2)                              $40,221,320   $104,138,317   $ 7,866,085   $30,575,440   $11,320,288
Dividends receivable                                               --             --            --            --            --
Accounts receivable from IDS Life for contract purchase
 payments                                                      48,978        143,995            --            --            --
Receivable for share redemptions                               29,776         78,925         7,606        56,785        11,530
------------------------------------------------------------------------------------------------------------------------------
Total assets                                               40,300,074    104,361,237     7,873,691    30,632,225    11,331,818
==============================================================================================================================

Liabilities
Payable to IDS Life for:
   Mortality and expense risk fee                              29,776         78,925         6,123        23,407         8,795
   Minimum death benefit guarantee risk charge                     --             --            --            --            --
   Contract terminations                                           --             --         1,483        33,378         2,735
Payable for investments purchased                              48,978        143,995            --            --            --
------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                              78,754        222,920         7,606        56,785        11,530
------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Variable Life contracts in
 accumulation period                                      $40,221,320   $104,138,317   $ 7,866,085   $30,575,440   $11,320,288
==============================================================================================================================
(1) Investment shares                                       3,238,432      6,815,335     2,215,799     1,134,946       446,384
(2) Investments, at cost                                  $35,410,593   $ 85,160,982   $10,279,061   $26,592,851   $11,834,194
------------------------------------------------------------------------------------------------------------------------------

                                                                              Segregated Asset Subaccounts
                                                          --------------------------------------------------------------------
                                                            Lazard         MFS Inv         MFS         Put VT      Put VT Intl
                                                            Retire       Gro Stock,     New Dis,      Hi Yield,     New Opp,
December 31, 2004 (continued)                               Intl Eq        Serv Cl      Serv Cl         Cl IB        Cl IB
Assets
Investments, at value(1),(2)                              $31,308,757   $ 30,398,128   $28,605,085   $17,974,997   $12,977,353
Dividends receivable                                               --             --            --            --            --
Accounts receivable from IDS Life for contract purchase
 payments                                                      22,800            738        26,816         6,550            --
Receivable for share redemptions                               23,775         23,488        22,292        13,665        24,295
------------------------------------------------------------------------------------------------------------------------------
Total assets                                               31,355,332     30,422,354    28,654,193    17,995,212    13,001,648
==============================================================================================================================

Liabilities
Payable to IDS Life for:
   Mortality and expense risk fee                              23,775         23,488        22,292        13,665         9,904
   Minimum death benefit guarantee risk charge                     --             --            --            --            --
   Contract terminations                                           --             --            --            --        14,391
Payable for investments purchased                              22,800            738        26,816         6,550            --
------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                              46,575         24,226        49,108        20,215        24,295
------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Variable Life contracts in
 accumulation period                                      $31,308,757   $ 30,398,128   $28,605,085   $17,974,997   $12,977,353
==============================================================================================================================
(1) Investment shares                                       2,635,417      3,254,618     1,944,601     2,232,919     1,040,686
(2) Investments, at cost                                  $25,048,434   $ 29,481,998   $26,189,822   $17,077,565   $11,470,493
------------------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
5  AMERICAN EXPRESS VARIABLE SECOND-TO-DIE LIFE INSURANCE -- 2004 ANNUAL REPORT

Statements of Assets and Liabilities

                                                                               Segregated Asset Subaccounts
                                                          ----------------------------------------------------------------------
                                                             Put VT         Put VT
                                                            New Opp,        Vista,         Royce        Third Ave    Wanger Intl
December 31, 2004 (continued)                                Cl  IA         Cl IB        Micro-Cap         Val         Sm Cap
Assets
Investments, at value(1),(2)                              $218,800,204   $12,897,761   $103,546,114   $117,961,095   $56,599,547
Dividends receivable                                                --            --             --             --            --
Accounts receivable from IDS Life for contract purchase
 payments                                                           --            --          6,937         23,191            --
Receivable for share redemptions                               428,932        70,480         79,286         90,493        44,724
--------------------------------------------------------------------------------------------------------------------------------
Total assets                                               219,229,136    12,968,241    103,632,337    118,074,779    56,644,271
================================================================================================================================

Liabilities
Payable to IDS Life for:
   Mortality and expense risk fee                              171,090        10,038         79,286         90,493        42,458
   Minimum death benefit guarantee risk charge                      --            --             --             --            --
   Contract terminations                                       257,842        60,442             --             --         2,266
Payable for investments purchased                                   --            --          6,937         23,191            --
--------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                              428,932        70,480         86,223        113,684        44,724
--------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Variable Life contracts in
 accumulation period                                      $218,800,204   $12,897,761   $103,546,114   $117,961,095   $56,599,547
================================================================================================================================
(1) Investment shares                                       12,832,857     1,037,632      9,004,010      4,769,959     2,223,077
(2) Investments, at cost                                  $319,724,777   $12,822,531   $ 85,017,462   $ 83,099,666   $41,442,043
--------------------------------------------------------------------------------------------------------------------------------

                                                                                                                     Segregated
                                                                                                                       Asset
                                                                                                                     Subaccount
                                                                                                                     ----------
                                                                                                                       Wanger
December 31, 2004 (continued)                                                                                        U.S. Sm Co
Assets
Investments, at value(1),(2)                                                                                         $89,904,243
Dividends receivable
Accounts receivable from IDS Life for contract purchase
 payments                                                                                                                 92,095
Receivable for share redemptions                                                                                          68,570
--------------------------------------------------------------------------------------------------------------------------------
Total assets                                                                                                          90,064,908
================================================================================================================================

Liabilities
Payable to IDS Life for:
   Mortality and expense risk fee                                                                                         68,570
   Minimum death benefit guarantee risk charge                                                                                --
   Contract terminations                                                                                                      --
Payable for investments purchased                                                                                         92,095
--------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                                                        160,665
--------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Variable Life contracts in
 accumulation period                                                                                                 $89,904,243
================================================================================================================================
(1) Investment shares                                                                                                  2,865,931
(2) Investments, at cost                                                                                             $67,306,910
--------------------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
6  AMERICAN EXPRESS VARIABLE SECOND-TO-DIE LIFE INSURANCE -- 2004 ANNUAL REPORT

Statements of Operations

                                                                                   Segregated Asset Subaccounts
                                                             -----------------------------------------------------------------------
                                                               AXP VP         AXP VP          AXP VP        AXP VP         AXP VP
Year ended December 31, 2004                                  Cash Mgmt      Div Bond       Div Eq Inc    Global Bond        Gro
Investment income
Dividend income                                              $   498,361     $3,092,370    $ 1,554,632     $  726,757    $   93,166
Variable account expenses                                        519,092        710,178        855,700        159,949       258,333
------------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                  (20,731)     2,382,192        698,932        566,808      (165,167)
====================================================================================================================================

Realized and unrealized gain (loss) on investments -- net
Realized gain (loss) on sales of investments:
   Proceeds from sales                                        27,814,843      4,499,633      1,012,246        457,903     2,598,854
   Cost of investments sold                                   27,814,976      4,456,580        900,837        439,065     2,802,186
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of investments                    (133)        43,053        111,409         18,838      (203,332)
Distributions from capital gains                                      --             --             --             --            --
Net change in unrealized appreciation or depreciation
 of investments                                                      128      1,477,380     18,388,310      1,208,992     2,537,351
------------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                        (5)     1,520,433     18,499,719      1,227,830     2,334,019
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
 operations                                                  $   (20,736)    $3,902,625    $19,198,651     $1,794,638    $2,168,852
====================================================================================================================================

                                                                                   Segregated Asset Subaccounts
                                                             -----------------------------------------------------------------------
                                                               AXP VP
                                                              Hi Yield        AXP VP          AXP VP        AXP VP         AXP VP
Year ended December 31, 2004 (continued)                        Bond         Lg Cap Eq        Managed       New Dim        S&P 500
Investment income
Dividend income                                               $3,350,253    $ 2,751,442    $ 3,554,488     $1,524,877    $  608,600
Variable account expenses                                        433,280      2,370,689      1,567,970      1,313,844       364,124
------------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                2,916,973        380,753      1,986,518        211,033       244,476
====================================================================================================================================

Realized and unrealized gain (loss) on investments -- net
Realized gain (loss) on sales of investments:
   Proceeds from sales                                         4,005,139     34,138,035     22,192,465     10,600,146     1,306,299
   Cost of investments sold                                    3,846,273     34,190,423     21,624,685     11,381,212     1,216,120
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of investments                 158,866        (52,388)       567,780       (781,066)       90,179
Distributions from capital gains                                      --             --             --             --            --
Net change in unrealized appreciation or depreciation
 of investments                                                1,885,168     32,023,302     25,044,835      4,127,842     3,671,719
------------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                 2,044,034     31,970,914     25,612,615      3,346,776     3,761,898
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
 operations                                                   $4,961,007    $32,351,667    $27,599,133     $3,557,809    $4,006,374
====================================================================================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
7  AMERICAN EXPRESS VARIABLE SECOND-TO-DIE LIFE INSURANCE -- 2004 ANNUAL REPORT

Statements of Operations

                                                                                 Segregated Asset Subaccounts
                                                            ---------------------------------------------------------------------
                                                               AXP VP         AXP VP        AXP VP        AXP VP        AXP VP
                                                                Short         Sm Cap       Strategy        THDL          THDL
Year ended December 31, 2004 (continued)                      Duration          Adv          Aggr        Emer Mkts       Intl
Investment income
Dividend income                                              $  885,501    $       --     $       --    $  207,273    $ 1,022,405
Variable account expenses                                       323,596       203,067         71,091        56,038        820,982
---------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                 561,905      (203,067)       (71,091)      151,235        201,423
=================================================================================================================================

Realized and unrealized gain (loss) on investments -- net
Realized gain (loss) on sales of investments:
   Proceeds from sales                                        5,621,255       836,808      1,046,664       178,621      6,056,116
   Cost of investments sold                                   5,674,971       688,396      1,333,621       158,100      5,989,468
---------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of investments                (53,716)      148,412       (286,957)       20,521         66,648
Distributions from capital gains                                 14,221     1,187,181             --       149,809             --
Net change in unrealized appreciation or depreciation
 of investments                                                (444,475)    2,839,963      1,011,324     1,257,787     24,769,406
---------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                 (483,970)    4,175,556        724,367     1,428,117     24,836,054
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
 operations                                                  $   77,935    $3,972,489     $  653,276    $1,579,352    $25,037,477
=================================================================================================================================

                                                                                 Segregated Asset Subaccounts
                                                            ---------------------------------------------------------------------
                                                               AIM VI         AIM VI        AIM VI
                                                              Cap Appr,      Cap Dev,      Core Eq,        AC VP         AC VP
Year ended December 31, 2004 (continued)                        Ser I          Ser I         Ser I      Intl, Cl I     Val, Cl I
Investment income
Dividend income                                              $       --    $       --    $ 3,007,979    $  105,220    $   888,822
Variable account expenses                                       118,529        98,225      2,841,575       185,769        843,377
---------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                (118,529)      (98,225)       166,404       (80,549)        45,445
=================================================================================================================================

Realized and unrealized gain (loss) on investments -- net
Realized gain (loss) on sales of investments:
   Proceeds from sales                                          273,641       766,245     40,410,991     1,381,554      3,168,726
   Cost of investments sold                                     292,062       682,437     45,044,809     1,307,220      2,675,561
---------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of investments                (18,421)       83,808     (4,633,818)       74,334        493,165
Distributions from capital gains                                     --            --             --            --        689,471
Net change in unrealized appreciation or depreciation
 of investments                                               1,076,605     1,563,846     28,440,424     2,881,126     10,792,256
---------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                1,058,184     1,647,654     23,806,606     2,955,460     11,974,892
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
 operations                                                  $  939,655    $1,549,429    $23,973,010    $2,874,911    $12,020,337
=================================================================================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
8  AMERICAN EXPRESS VARIABLE SECOND-TO-DIE LIFE INSURANCE -- 2004 ANNUAL REPORT

Statements of Operations

                                                                                  Segregated Asset Subaccounts
                                                             ---------------------------------------------------------------------
                                                                                                           Fid VIP      Fid VIP
                                                             Calvert VS     CS Mid-Cap      CS Sm Cap    Gro & Inc,    Mid Cap,
Year ended December 31, 2004 (continued)                     Social Bal         Gro            Gro         Serv Cl     Serv Cl
Investment income
Dividend income                                                $102,589       $     --    $       --    $  652,534    $        --
Variable account expenses                                        45,730         34,316       216,453       828,720      1,232,254
----------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                  56,859        (34,316)     (216,453)     (176,186)    (1,232,254)
==================================================================================================================================

Realized and unrealized gain (loss) on investments -- net
Realized gain (loss) on sales of investments:
   Proceeds from sales                                          261,509        489,640     2,962,784       979,931        662,670
   Cost of investments sold                                     246,458        462,319     3,629,641       908,017        514,888
----------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of investments                 15,051         27,321      (666,857)       71,914        147,782
Distributions from capital gains                                     --             --            --            --             --
Net change in unrealized appreciation or depreciation
 of investments                                                 321,753        429,403     3,086,059     4,980,638     32,530,885
----------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                  336,804        456,724     2,419,202     5,052,552     32,678,667
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
 operations                                                    $393,663       $422,408    $2,202,749    $4,876,366    $31,446,413
==================================================================================================================================

                                                                                  Segregated Asset Subaccounts
                                                             ---------------------------------------------------------------------
                                                              Fid VIP         FTVIPT         FTVIPT        FTVIPT       GS VIT
                                                              Overseas,     Frank Real    Frank Sm Cap    Temp For      Core Sm
Year ended December 31, 2004 (continued)                       Serv Cl      Est, Cl 2      Val, Cl 2     Sec, Cl 2      Cap Eq
Investment income
Dividend income                                              $  206,690    $ 1,047,500    $   38,386    $  472,636     $   21,565
Variable account expenses                                       221,485        523,144       203,300       406,622         96,356
----------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                 (14,795)       524,356      (164,914)       66,014        (74,791)
==================================================================================================================================

Realized and unrealized gain (loss) on investments -- net
Realized gain (loss) on sales of investments:
   Proceeds from sales                                          166,070        547,287       244,232     1,013,732        708,830
   Cost of investments sold                                     148,755        458,110       198,576       981,327        572,345
----------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of investments                 17,315         89,177        45,656        32,405        136,485
Distributions from capital gains                                     --         79,250            --            --        552,823
Net change in unrealized appreciation or depreciation
 of investments                                               3,455,982     15,941,361     5,130,575     7,667,441        971,628
----------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                3,473,297     16,109,788     5,176,231     7,699,846      1,660,936
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
 operations                                                  $3,458,502    $16,634,144    $5,011,317    $7,765,860     $1,586,145
==================================================================================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
9  AMERICAN EXPRESS VARIABLE SECOND-TO-DIE LIFE INSURANCE -- 2004 ANNUAL REPORT

Statements of Operations

                                                                                 Segregated Asset Subaccounts
                                                             --------------------------------------------------------------------
                                                               GS VIT         GS VIT      Janus Aspen   Janus Aspen   Janus Aspen
                                                                Core          Mid Cap    Global Tech,    Intl Gro,   Mid Cap Gro,
Year ended December 31, 2004 (continued)                       U.S. Eq          Val          Serv          Serv          Serv
Investment income
Dividend income                                              $  399,457    $   547,925    $     $ --    $  231,727    $       --
Variable account expenses                                       223,194        715,993        68,155       245,484        95,227
---------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                 176,263       (168,068)      (68,155)      (13,757)      (95,227)
=================================================================================================================================

Realized and unrealized gain (loss) on investments -- net
Realized gain (loss) on sales of investments:
   Proceeds from sales                                          117,908        411,862       988,755     3,355,390     2,043,094
   Cost of investments sold                                     108,982        337,837     1,391,075     3,308,267     2,466,505
---------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of investments                  8,926         74,025      (402,320)       47,123      (423,411)
Distributions from capital gains                                     --      8,796,706            --            --            --
Net change in unrealized appreciation or depreciation
 of investments                                               3,713,611      9,909,858       439,099     4,594,339     2,409,817
---------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                3,722,537     18,780,589        36,779     4,641,462     1,986,406
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
 operations                                                  $3,898,800    $18,612,521    $  (31,376)   $4,627,705    $1,891,179
=================================================================================================================================

                                                                                 Segregated Asset Subaccounts
                                                             --------------------------------------------------------------------
                                                               Lazard         MFS Inv         MFS         Put VT      Put VT Intl
                                                               Retire       Gro Stock,     New Dis,      Hi Yield,     New Opp,
Year ended December 31, 2004 (continued)                       Intl Eq        Serv Cl      Serv Cl         Cl IB        Cl IB
Investment income
Dividend income                                              $  131,279     $       --    $       --    $1,271,174    $  111,109
Variable account expenses                                       219,570        243,304       246,182       144,632       104,117
---------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                 (88,291)      (243,304)     (246,182)    1,126,542         6,992
=================================================================================================================================

Realized and unrealized gain (loss) on investments -- net
Realized gain (loss) on sales of investments:
   Proceeds from sales                                          417,442      1,362,658     3,110,134     1,656,999     1,147,766
   Cost of investments sold                                     365,752      1,425,146     3,051,228     1,644,426     1,122,242
---------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of investments                 51,690        (62,488)       58,906        12,573        25,524
Distributions from capital gains                                     --             --            --            --            --
Net change in unrealized appreciation or depreciation
 of investments                                               3,701,808      2,545,796     1,621,586       363,797     1,389,948
---------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                3,753,498      2,483,308     1,680,492       376,370     1,415,472
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
 operations                                                  $3,665,207     $2,240,004    $1,434,310    $1,502,912    $1,422,464
=================================================================================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
10  AMERICAN EXPRESS VARIABLE SECOND-TO-DIE LIFE INSURANCE -- 2004 ANNUAL REPORT

Statements of Operations

                                                                                  Segregated Asset Subaccounts
                                                            ------------------------------------------------------------------------
                                                               Put VT         Put VT
                                                              New Opp,        Vista,         Royce        Third Ave     Wanger Intl
Year ended December 31, 2004 (continued)                       Cl IA          Cl IB        Micro-Cap         Val          Sm Cap
Investment income
Dividend income                                             $         --    $       --    $        --    $   549,308    $   223,428
Variable account expenses                                      1,958,936       108,254        806,976        910,148        354,933
------------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                               (1,958,936)     (108,254)      (806,976)      (360,840)      (131,505)
====================================================================================================================================

Realized and unrealized gain (loss) on investments -- net
Realized gain (loss) on sales of investments:
   Proceeds from sales                                        34,987,378     1,846,892      1,027,938      2,456,459        336,801
   Cost of investments sold                                   55,690,201     2,079,993        840,917      1,889,219        271,475
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of investments             (20,702,823)     (233,101)       187,021        567,240         65,326
Distributions from capital gains                                      --            --      7,380,693      1,051,285             --
Net change in unrealized appreciation or depreciation
 of investments                                               42,252,414     2,302,913      4,398,753     16,800,031     10,984,525
------------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                21,549,591     2,069,812     11,966,467     18,418,556     11,049,851
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
 operations                                                 $ 19,590,655    $1,961,558    $11,159,491    $18,057,716    $10,918,346
====================================================================================================================================

                                                                                                                        Segregated
                                                                                                                          Asset
                                                                                                                        Subaccount
                                                                                                                        ----------
                                                                                                                          Wanger
Year ended December 31, 2004 (continued)                                                                                U.S. Sm Co
Investment income
Dividend income                                                                                                         $        --
Variable account expenses                                                                                                   621,463
------------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                                                                            (621,463)
====================================================================================================================================

Realized and unrealized gain (loss) on investments -- net
Realized gain (loss) on sales of investments:
   Proceeds from sales                                                                                                      775,295
   Cost of investments sold                                                                                                 638,464
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of investments                                                                            136,831
Distributions from capital gains                                                                                                 --
Net change in unrealized appreciation or depreciation
 of investments                                                                                                          12,717,292
------------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                                                                           12,854,123
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
 operations                                                                                                             $12,232,660
====================================================================================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
11  AMERICAN EXPRESS VARIABLE SECOND-TO-DIE LIFE INSURANCE -- 2004 ANNUAL REPORT

Statements of Changes in Net Assets

                                                                                Segregated Asset Subaccounts
                                                         --------------------------------------------------------------------------
                                                             AXP VP         AXP VP          AXP VP         AXP VP          AXP VP
Year ended December 31, 2004                               Cash Mgmt       Div Bond       Div Eq Inc     Global Bond        Gro
Operations
Investment income (loss) -- net                          $   (20,731)   $  2,382,192    $    698,932    $   566,808    $  (165,167)
Net realized gain (loss) on sales of investments                (133)         43,053         111,409         18,838       (203,332)
Distributions from capital gains                                  --              --              --             --             --
Net change in unrealized appreciation or depreciation
 of investments                                                  128       1,477,380      18,388,310      1,208,992      2,537,351
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
 operations                                                  (20,736)      3,902,625      19,198,651      1,794,638      2,168,852
===================================================================================================================================

Contract transactions
Contract purchase payments                                31,907,818      13,035,857      18,702,736      3,160,566      6,585,631
Net transfers(1)                                          31,042,222      78,223,080      59,397,027      5,557,534       (778,205)
Transfers for policy loans                                    (1,729)       (249,329)       (445,383)       (87,424)      (258,468)
Policy charges                                            (7,520,845)     (5,258,093)     (3,686,848)      (696,797)    (1,217,573)
Contract terminations:
   Surrender benefits                                     (3,056,560)     (3,606,866)     (3,377,108)      (600,688)      (956,291)
   Death benefits                                                 --         (10,065)        (45,697)        (3,777)        (4,254)
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions            52,370,906      82,134,584      70,544,727      7,329,414      3,370,840
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                           31,858,837      38,240,180      58,292,066     13,971,893     26,308,621
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                $84,209,007    $124,277,389    $148,035,444    $23,095,945    $31,848,313
===================================================================================================================================

Accumulation unit activity
Units outstanding at beginning of year                    30,104,254      30,824,883      52,001,215     10,178,957     56,630,057
Contract purchase payments                                30,213,637      10,340,335      16,038,842      2,273,861     14,141,594
Net transfers(1)                                          29,512,774      63,665,239      51,316,397      4,003,676     (1,667,696)
Transfers for policy loans                                    (1,521)       (197,371)       (386,377)       (62,651)      (556,649)
Policy charges                                            (7,154,830)     (4,451,354)     (3,321,752)      (522,581)    (2,685,983)
Contract terminations:
   Surrender benefits                                     (2,897,991)     (2,867,281)     (2,877,989)      (436,668)    (2,057,603)
   Death benefits                                                 --          (7,943)        (39,331)        (2,800)        (9,156)
-----------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                          79,776,323      97,306,508     112,731,005     15,431,794     63,794,564
===================================================================================================================================

(1) Includes transfer activity from (to) other subaccounts and transfers from (to) IDS Life's fixed account.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
12  AMERICAN EXPRESS VARIABLE SECOND-TO-DIE LIFE INSURANCE -- 2004 ANNUAL REPORT


Statements of Changes in Net Assets

                                                                                 Segregated Asset Subaccounts
                                                         ---------------------------------------------------------------------------
                                                            AXP VP
                                                           Hi Yield       AXP VP          AXP VP          AXP VP          AXP VP
Year ended December 31, 2004 (continued)                     Bond        Lg Cap Eq        Managed         New Dim         S&P 500
Operations
Investment income (loss) -- net                          $ 2,916,973    $    380,753    $  1,986,518    $    211,033    $   244,476
Net realized gain (loss) on sales of investments             158,866         (52,388)        567,780        (781,066)        90,179
Distributions from capital gains                                  --              --              --              --             --
Net change in unrealized appreciation or depreciation
 of investments                                            1,885,168      32,023,302      25,044,835       4,127,842      3,671,719
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
 operations                                                4,961,007      32,351,667      27,599,133       3,557,809      4,006,374
====================================================================================================================================

Contract transactions
Contract purchase payments                                 8,659,584      30,015,962      16,936,255      29,821,729      7,415,911
Net transfers(1)                                          10,206,554     529,297,063     336,141,273      (8,444,096)     8,464,493
Transfers for policy loans                                  (140,819)       (631,379)       (574,893)     (1,048,024)      (168,552)
Policy charges                                            (2,060,544)    (17,094,561)    (11,684,027)     (6,622,779)    (1,654,358)
Contract terminations:
   Surrender benefits                                     (2,282,216)    (17,204,548)    (11,446,492)     (5,855,193)    (1,365,251)
   Death benefits                                            (16,512)        (58,159)       (120,815)        (46,807)        (1,949)
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions            14,366,047     524,324,378     329,251,301       7,804,830     12,690,294
------------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                           39,283,554       5,557,820       7,914,513     141,167,363     32,887,491
------------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                $58,610,608    $562,233,865    $364,764,947    $152,530,002    $49,584,159
====================================================================================================================================

Accumulation unit activity
Units outstanding at beginning of year                    35,448,389       8,140,134       9,053,226     172,470,581     42,898,335
Contract purchase payments                                 7,525,403      44,685,804      18,820,586      37,050,588      9,510,503
Net transfers(1)                                           8,922,877     783,035,118     381,963,384     (10,258,542)    10,896,295
Transfers for policy loans                                  (121,440)       (891,940)       (636,891)     (1,303,732)      (215,934)
Policy charges                                            (1,858,497)    (26,898,632)    (14,176,126)     (8,560,373)    (2,154,386)
Contract terminations:
   Surrender benefits                                     (1,992,442)    (25,581,577)    (12,626,292)     (7,268,512)    (1,746,254)
   Death benefits                                            (14,470)        (86,932)       (119,250)        (56,926)        (2,385)
------------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                          47,909,820     782,401,975     382,278,637     182,073,084     59,186,174
====================================================================================================================================

(1) Includes transfer activity from (to) other subaccounts and transfers from (to) IDS Life's fixed account.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
13  AMERICAN EXPRESS VARIABLE SECOND-TO-DIE LIFE INSURANCE -- 2004 ANNUAL REPORT

Statements of Changes in Net Assets

                                                                                Segregated Asset Subaccounts
                                                         -------------------------------------------------------------------------
                                                            AXP VP         AXP VP         AXP VP         AXP VP         AXP VP
                                                             Short         Sm Cap        Strategy         THDL           THDL
Year ended December 31, 2004 (continued)                   Duration          Adv           Aggr         Emer Mkts        Intl
Operations
Investment income (loss) -- net                          $   561,905    $  (203,067)   $   (71,091)   $   151,235    $    201,423
Net realized gain (loss) on sales of investments             (53,716)       148,412       (286,957)        20,521          66,648
Distributions from capital gains                              14,221      1,187,181             --        149,809              --
Net change in unrealized appreciation or depreciation
 of investments                                             (444,475)     2,839,963      1,011,324      1,257,787      24,769,406
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
 operations                                                   77,935      3,972,489        653,276      1,579,352      25,037,477
==================================================================================================================================

Contract transactions
Contract purchase payments                                 7,989,550      4,425,925      1,652,739      1,500,921      10,051,746
Net transfers(1)                                          19,079,254      5,590,671       (900,800)     4,814,267     175,624,073
Transfers for policy loans                                  (130,326)      (117,479)       (80,349)       (64,626)       (572,582)
Policy charges                                            (2,689,931)      (885,387)      (386,113)      (233,229)     (4,684,976)
Contract terminations:
   Surrender benefits                                     (1,827,301)      (866,603)      (292,562)      (138,931)     (5,232,999)
   Death benefits                                            (18,640)       (16,689)            --             --         (24,638)
----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions            22,402,606      8,130,438         (7,085)     5,878,402     175,160,624
----------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                           25,493,037     16,996,298      7,795,627      3,071,009       2,867,813
----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                $47,973,578    $29,099,225    $ 8,441,818    $10,528,763    $203,065,914
==================================================================================================================================

Accumulation unit activity
Units outstanding at beginning of year                    21,369,311     15,293,052     15,708,263      3,110,119       4,591,024
Contract purchase payments                                 6,702,502      3,821,809      3,377,052      1,432,683      15,438,455
Net transfers(1)                                          16,565,178      4,822,122     (1,835,136)     4,542,042     275,937,287
Transfers for policy loans                                  (109,075)      (101,555)      (165,405)       (60,584)       (862,086)
Policy charges                                            (2,392,316)      (785,307)      (794,623)      (227,097)     (7,654,639)
Contract terminations:
   Surrender benefits                                     (1,533,532)      (750,409)      (601,425)      (130,841)     (8,007,733)
   Death benefits                                            (18,550)       (13,457)            --             --         (37,062)
----------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                          40,583,518     22,286,255     15,688,726      8,666,322     279,405,246
==================================================================================================================================

(1) Includes transfer activity from (to) other subaccounts and transfers from (to) IDS Life's fixed account.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
14  AMERICAN EXPRESS VARIABLE SECOND-TO-DIE LIFE INSURANCE -- 2004 ANNUAL REPORT

Statements of Changes in Net Assets

                                                                                Segregated Asset Subaccounts
                                                         --------------------------------------------------------------------------
                                                            AIM VI         AIM VI         AIM VI
                                                           Cap Appr,      Cap Dev,       Core Eq,          AC VP         AC VP
Year ended December 31, 2004 (continued)                     Ser I          Ser I          Ser I        Intl, Cl I     Val, Cl I
Operations
Investment income (loss) -- net                          $  (118,529)   $   (98,225)   $    166,404    $   (80,549)   $     45,445
Net realized gain (loss) on sales of investments             (18,421)        83,808      (4,633,818)        74,334         493,165
Distributions from capital gains                                  --             --              --             --         689,471
Net change in unrealized appreciation or depreciation
 of investments                                            1,076,605      1,563,846      28,440,424      2,881,126      10,792,256
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
 operations                                                  939,655      1,549,429      23,973,010      2,874,911      12,020,337
===================================================================================================================================

Contract transactions
Contract purchase payments                                 2,302,002      1,495,596      36,634,543      3,291,311      12,363,342
Net transfers(1)                                           4,067,826      1,851,681     (32,333,891)     1,065,301       6,268,485
Transfers for policy loans                                   (91,925)       (18,451)     (1,891,388)      (150,013)       (606,058)
Policy charges                                              (477,904)      (339,391)    (15,947,092)      (612,788)     (3,259,490)
Contract terminations:
   Surrender benefits                                       (374,846)      (463,527)    (18,181,066)      (721,850)     (3,992,691)
   Death benefits                                                 --             --        (130,549)        (6,480)        (34,769)
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions             5,425,153      2,525,908     (31,849,443)     2,865,481      10,738,819
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                           10,455,191      8,783,204     323,383,951     18,077,384      83,773,431
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                $16,819,999    $12,858,541    $315,507,518    $23,817,776    $106,532,587
===================================================================================================================================

Accumulation unit activity
Units outstanding at beginning of year                    16,294,362      9,203,754     230,404,069     29,187,484      65,557,238
Contract purchase payments                                 3,616,503      1,519,587      25,677,794      5,201,141       9,286,041
Net transfers(1)                                           6,378,269      1,872,091     (22,125,856)     1,749,916       4,815,367
Transfers for policy loans                                  (143,571)       (19,050)     (1,322,100)      (236,698)       (450,245)
Policy charges                                              (750,702)      (346,372)    (11,659,186)      (987,835)     (2,608,118)
Contract terminations:
   Surrender benefits                                       (587,615)      (458,359)    (12,727,821)    (1,138,959)     (2,997,825)
   Death benefits                                                 --             --         (91,012)       (10,309)        (26,122)
-----------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                          24,807,246     11,771,651     208,155,888     33,764,740      73,576,336
===================================================================================================================================

(1) Includes transfer activity from (to) other subaccounts and transfers from (to) IDS Life's fixed account.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
15  AMERICAN EXPRESS VARIABLE SECOND-TO-DIE LIFE INSURANCE -- 2004 ANNUAL REPORT

Statements of Changes in Net Assets

                                                                                Segregated Asset Subaccounts
                                                         ------------------------------------------------------------------------
                                                                                                        Fid VIP        Fid VIP
                                                         Calvert VS    CS Mid-Cap     CS Sm Cap       Gro & Inc,      Mid Cap,
Year ended December 31, 2004 (continued)                 Social Bal        Gro           Gro            Serv Cl       Serv Cl
Operations
Investment income (loss) -- net                          $   56,859    $  (34,316)   $  (216,453)   $   (176,186)   $ (1,232,254)
Net realized gain (loss) on sales of investments             15,051        27,321       (666,857)         71,914         147,782
Distributions from capital gains                                 --            --             --              --              --
Net change in unrealized appreciation or depreciation
 of investments                                             321,753       429,403      3,086,059       4,980,638      32,530,885
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
 operations                                                 393,663       422,408      2,202,749       4,876,366      31,446,413
=================================================================================================================================

Contract transactions
Contract purchase payments                                1,184,220       562,220      3,256,574      14,160,924      19,430,679
Net transfers(1)                                          1,046,713       405,527     (2,329,011)     15,362,214      25,479,532
Transfers for policy loans                                   (3,958)      (29,731)      (240,146)       (577,203)       (867,920)
Policy charges                                             (202,800)     (145,305)      (889,710)     (3,051,070)     (4,369,293)
Contract terminations:
   Surrender benefits                                      (189,126)     (107,914)    (1,102,865)     (3,047,577)     (4,484,277)
   Death benefits                                                --            --         (1,413)         (7,711)        (61,755)
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions            1,835,049       684,797     (1,306,571)     22,839,577      35,126,966
---------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                           4,037,006     3,093,015     23,594,776      77,322,110     107,473,379
---------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                $6,265,718    $4,200,220    $24,490,954    $105,038,053    $174,046,758
=================================================================================================================================

Accumulation unit activity
Units outstanding at beginning of year                    4,375,841     3,829,339     20,945,090      85,401,050      77,767,142
Contract purchase payments                                1,259,049       675,860      2,833,522      15,666,038      13,282,547
Net transfers(1)                                          1,126,012       473,284     (2,040,716)     17,206,156      17,567,537
Transfers for policy loans                                   (4,234)      (35,595)      (204,683)       (639,807)       (589,746)
Policy charges                                             (226,433)     (178,987)      (791,525)     (3,572,857)     (3,100,789)
Contract terminations:
   Surrender benefits                                      (199,813)     (127,929)      (954,775)     (3,361,724)     (3,036,277)
   Death benefits                                                --            --         (1,174)         (8,629)        (42,008)
---------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                          6,330,422     4,635,972     19,785,739     110,690,227     101,848,406
=================================================================================================================================

(1) Includes transfer activity from (to) other subaccounts and transfers from (to) IDS Life's fixed account.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
16  AMERICAN EXPRESS VARIABLE SECOND-TO-DIE LIFE INSURANCE -- 2004 ANNUAL REPORT

Statements of Changes in Net Assets

                                                                               Segregated Asset Subaccounts
                                                         ------------------------------------------------------------------------
                                                           Fid VIP         FTVIPT         FTVIPT        FTVIPT         GS VIT
                                                           Overseas,     Frank Real    Frank Sm Cap    Temp For        Core Sm
Year ended December 31, 2004 (continued)                    Serv Cl      Est, Cl 2      Val, Cl 2     Sec, Cl 2        Cap Eq
Operations
Investment income (loss) -- net                          $   (14,795)   $   524,356    $  (164,914)   $    66,014    $   (74,791)
Net realized gain (loss) on sales of investments              17,315         89,177         45,656         32,405        136,485
Distributions from capital gains                                  --         79,250             --             --        552,823
Net change in unrealized appreciation or depreciation
 of investments                                            3,455,982     15,941,361      5,130,575      7,667,441        971,628
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
 operations                                                3,458,502     16,634,144      5,011,317      7,765,860      1,586,145
=================================================================================================================================

Contract transactions
Contract purchase payments                                 3,995,156     11,158,910      4,344,564      6,461,264      1,513,739
Net transfers(1)                                          10,913,300     11,513,367      5,688,387      5,894,621        512,933
Transfers for policy loans                                  (166,237)      (422,659)      (199,351)      (339,894)       (73,899)
Policy charges                                              (748,912)    (2,011,909)      (844,945)    (1,322,763)      (352,321)
Contract terminations:
   Surrender benefits                                       (711,129)    (1,841,055)      (684,717)    (1,462,770)      (313,677)
   Death benefits                                                 --         (7,605)          (105)        (7,982)            --
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions            13,282,178     18,389,049      8,303,833      9,222,476      1,286,775
---------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                           16,523,950     43,043,665     17,450,167     38,127,175      9,440,045
---------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                $33,264,630    $78,066,858    $30,765,317    $55,115,511    $12,312,965
=================================================================================================================================

Accumulation unit activity
Units outstanding at beginning of year                    21,422,431     25,551,427     11,574,490     40,085,356      7,358,205
Contract purchase payments                                 5,097,710      6,063,879      2,685,079      6,519,124      1,142,545
Net transfers(1)                                          13,957,529      6,257,519      3,490,332      5,963,284        404,617
Transfers for policy loans                                  (214,100)      (232,207)      (122,490)      (344,068)       (55,527)
Policy charges                                            (1,016,230)    (1,170,382)      (566,350)    (1,409,447)      (288,557)
Contract terminations:
   Surrender benefits                                       (900,273)      (987,294)      (421,225)    (1,476,370)      (236,008)
   Death benefits                                                 --         (4,253)           (66)        (8,082)            --
---------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                          38,347,067     35,478,689     16,639,770     49,329,797      8,325,275
=================================================================================================================================

(1) Includes transfer activity from (to) other subaccounts and transfers from (to) IDS Life's fixed account.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
17  AMERICAN EXPRESS VARIABLE SECOND-TO-DIE LIFE INSURANCE -- 2004 ANNUAL REPORT

Statements of Changes in Net Assets

                                                                                Segregated Asset Subaccounts
                                                         ------------------------------------------------------------------------
                                                            GS VIT         GS VIT        Janus Aspen    Janus Aspen    Janus Aspen
                                                             Core          Mid Cap      Global Tech,     Intl Gro,    Mid Cap Gro,
Year ended December 31, 2004 (continued)                    U.S. Eq          Val            Serv           Serv           Serv
Operations
Investment income (loss) -- net                          $   176,263    $   (168,068)   $   (68,155)   $   (13,757)   $   (95,227)
Net realized gain (loss) on sales of investments               8,926          74,025       (402,320)        47,123       (423,411)
Distributions from capital gains                                  --       8,796,706             --             --             --
Net change in unrealized appreciation or depreciation
 of investments                                            3,713,611       9,909,858        439,099      4,594,339      2,409,817
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
 operations                                                3,898,800      18,612,521        (31,376)     4,627,705      1,891,179
==================================================================================================================================

Contract transactions
Contract purchase payments                                 5,182,754      14,154,513      1,495,969      4,901,601      1,767,793
Net transfers(1)                                          16,797,588      16,147,623       (434,003)    (2,662,591)    (1,577,759)
Transfers for policy loans                                  (173,518)       (628,534)      (186,726)      (198,090)      (103,881)
Policy charges                                              (853,133)     (2,754,176)      (329,896)    (1,040,259)      (440,440)
Contract terminations:
   Surrender benefits                                       (754,547)     (2,942,345)      (247,227)    (1,370,570)      (758,046)
   Death benefits                                            (49,875)         (7,964)            --         (6,788)            --
----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions            20,149,269      23,969,117        298,117       (376,697)    (1,112,333)
----------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                           16,173,251      61,556,679      7,599,344     26,324,432     10,541,442
----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                $40,221,320    $104,138,317    $ 7,866,085    $30,575,440    $11,320,288
==================================================================================================================================

Accumulation unit activity
Units outstanding at beginning of year                    20,583,623      38,493,669     20,019,350     42,310,399     24,625,284
Contract purchase payments                                 6,309,032       8,147,934      4,154,817      7,656,500      3,950,511
Net transfers(1)                                          20,279,479       9,301,534     (1,204,531)    (4,030,166)    (3,491,202)
Transfers for policy loans                                  (209,374)       (358,805)      (528,893)      (306,489)      (231,641)
Policy charges                                            (1,037,925)     (1,708,378)      (961,672)    (1,701,172)      (992,968)
Contract terminations:
   Surrender benefits                                       (924,318)     (1,672,838)      (686,233)    (2,138,296)    (1,711,016)
   Death benefits                                            (61,897)         (4,604)            --        (10,080)            --
----------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                          44,938,620      52,198,512     20,792,838     41,780,696     22,148,968
==================================================================================================================================

(1) Includes transfer activity from (to) other subaccounts and transfers from (to) IDS Life's fixed account.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
18  AMERICAN EXPRESS VARIABLE SECOND-TO-DIE LIFE INSURANCE -- 2004 ANNUAL REPORT

Statements of Changes in Net Assets

                                                                               Segregated Asset Subaccounts
                                                         ------------------------------------------------------------------------
                                                            Lazard         MFS Inv          MFS         Put VT       Put VT Intl
                                                            Retire       Gro Stock,      New Dis,      Hi Yield,      New Opp,
Year ended December 31, 2004 (continued)                    Intl Eq        Serv Cl       Serv Cl         Cl IB         Cl IB
Operations
Investment income (loss) -- net                          $   (88,291)   $  (243,304)   $  (246,182)   $ 1,126,542    $     6,992
Net realized gain (loss) on sales of investments              51,690        (62,488)        58,906         12,573         25,524
Distributions from capital gains                                  --             --             --             --             --
Net change in unrealized appreciation or depreciation
 of investments                                            3,701,808      2,545,796      1,621,586        363,797      1,389,948
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
 operations                                                3,665,207      2,240,004      1,434,310      1,502,912      1,422,464
=================================================================================================================================

Contract transactions
Contract purchase payments                                 5,482,807      5,608,277      5,569,765      2,051,996      1,969,054
Net transfers(1)                                           4,484,666        397,203     (2,937,152)     1,352,284       (732,871)
Transfers for policy loans                                  (142,001)      (171,970)      (168,401)      (193,038)       (90,356)
Policy charges                                              (794,564)    (1,069,324)    (1,052,977)      (527,451)      (413,848)
Contract terminations:
   Surrender benefits                                       (646,228)      (895,186)      (967,427)      (551,157)      (407,549)
   Death benefits                                             (6,139)        (8,082)        (5,380)        (8,002)          (311)
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions             8,378,541      3,860,918        438,428      2,124,632        324,119
---------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                           19,265,009     24,297,206     26,732,347     14,347,453     11,230,770
---------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                $31,308,757    $30,398,128    $28,605,085    $17,974,997    $12,977,353
=================================================================================================================================

Accumulation unit activity
Units outstanding at beginning of year                    23,615,189     40,588,157     32,961,885     12,549,606     19,531,295
Contract purchase payments                                 6,585,082      9,325,419      7,023,771      1,739,826      3,383,653
Net transfers(1)                                           5,421,435        804,404     (3,682,872)     1,204,102     (1,249,875)
Transfers for policy loans                                  (168,846)      (282,241)      (209,723)      (163,323)      (154,530)
Policy charges                                              (997,912)    (1,925,644)    (1,372,595)      (509,058)      (719,871)
Contract terminations:
   Surrender benefits                                       (767,462)    (1,482,875)    (1,204,550)      (462,488)      (697,602)
   Death benefits                                             (7,594)       (13,025)        (6,696)        (7,009)          (529)
---------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                          33,679,892     47,014,195     33,509,220     14,351,656     20,092,541
=================================================================================================================================

(1) Includes transfer activity from (to) other subaccounts and transfers from (to) IDS Life's fixed account.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
19  AMERICAN EXPRESS VARIABLE SECOND-TO-DIE LIFE INSURANCE -- 2004 ANNUAL REPORT

Statements of Changes in Net Assets

                                                                                 Segregated Asset Subaccounts
                                                         ---------------------------------------------------------------------------
                                                             Put VT         Put VT
                                                            New Opp,        Vista,          Royce        Third Ave      Wanger Intl
Year ended December 31, 2004 (continued)                     Cl IA          Cl IB         Micro-Cap         Val           Sm Cap
Operations
Investment income (loss) -- net                          $ (1,958,936)   $  (108,254)   $   (806,976)   $   (360,840)   $  (131,505)
Net realized gain (loss) on sales of investments          (20,702,823)      (233,101)        187,021         567,240         65,326
Distributions from capital gains                                   --             --       7,380,693       1,051,285             --
Net change in unrealized appreciation or depreciation
 of investments                                            42,252,414      2,302,913       4,398,753      16,800,031     10,984,525
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
 operations                                                19,590,655      1,961,558      11,159,491      18,057,716     10,918,346
====================================================================================================================================

Contract transactions
Contract purchase payments                                 29,515,564      2,318,991      12,774,915      13,056,347      8,201,681
Net transfers(1)                                          (33,162,030)    (2,018,300)     10,060,741       6,986,930     14,376,820
Transfers for policy loans                                 (1,280,615)       (88,115)       (552,193)       (953,286)      (349,107)
Policy charges                                            (11,496,549)      (476,266)     (2,962,455)     (3,194,540)    (1,303,880)
Contract terminations:
   Surrender benefits                                     (12,179,126)      (373,369)     (3,270,540)     (4,010,043)    (1,293,142)
   Death benefits                                             (60,819)        (4,804)        (26,709)        (10,399)        (5,764)
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions            (28,663,575)      (641,863)     16,023,759      11,875,009     19,626,608
------------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                           227,873,124     11,578,066      76,362,864      88,028,370     26,054,593
------------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                $218,800,204    $12,897,761    $103,546,114    $117,961,095    $56,599,547
====================================================================================================================================

Accumulation unit activity
Units outstanding at beginning of year                    199,866,287     21,382,978      40,575,024      49,538,789     35,693,830
Contract purchase payments                                 25,697,795      4,122,056       6,539,992       6,960,935     10,206,132
Net transfers(1)                                          (28,340,045)    (3,556,555)      5,186,738       3,783,614     17,866,798
Transfers for policy loans                                 (1,111,066)      (155,066)       (284,676)       (502,566)      (438,885)
Policy charges                                            (10,345,034)      (857,441)     (1,573,714)     (1,785,066)    (1,674,253)
Contract terminations:
   Surrender benefits                                     (10,586,110)      (662,860)     (1,665,679)     (2,121,274)    (1,587,053)
   Death benefits                                             (51,383)        (7,631)        (13,268)         (5,650)        (7,427)
------------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                          175,130,444     20,265,481      48,764,417      55,868,782     60,059,142
====================================================================================================================================

(1) Includes transfer activity from (to) other subaccounts and transfers from (to) IDS Life's fixed account.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
20  AMERICAN EXPRESS VARIABLE SECOND-TO-DIE LIFE INSURANCE -- 2004 ANNUAL REPORT

Statement of Changes in Net Assets

                                                                                   Segregated
                                                                                     Asset
                                                                                   Subaccount
                                                                                   ----------
                                                                                     Wanger
Year ended December 31, 2004 (continued)                                           U.S. Sm Co
Operations
Investment income (loss) -- net                                                   $  (621,463)
Net realized gain (loss) on sales of investments                                      136,831
Distributions from capital gains                                                           --
Net change in unrealized appreciation or depreciation of investments               12,717,292
----------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                    12,232,660
==============================================================================================

Contract transactions
Contract purchase payments                                                         15,084,480
Net transfers(1)                                                                   15,415,519
Transfers for policy loans                                                           (535,544)
Policy charges                                                                     (2,526,746)
Contract terminations:
   Surrender benefits                                                              (2,664,312)
   Death benefits                                                                     (14,783)
----------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions                                     24,758,614
----------------------------------------------------------------------------------------------
Net assets at beginning of year                                                    52,912,969
----------------------------------------------------------------------------------------------
Net assets at end of year                                                         $89,904,243
==============================================================================================

Accumulation unit activity
Units outstanding at beginning of year                                             38,763,034
Contract purchase payments                                                         10,613,214
Net transfers(1)                                                                   10,888,012
Transfers for policy loans                                                           (379,596)
Policy charges                                                                     (1,845,739)
Contract terminations:
   Surrender benefits                                                              (1,866,902)
   Death benefits                                                                     (10,454)
----------------------------------------------------------------------------------------------
Units outstanding at end of year                                                   56,161,569
==============================================================================================

(1) Includes transfer activity from (to) other subaccounts and transfers from (to) IDS Life's fixed account.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
21  AMERICAN EXPRESS VARIABLE SECOND-TO-DIE LIFE INSURANCE -- 2004 ANNUAL REPORT

Statements of Changes in Net Assets

                                                                               Segregated Asset Subaccounts
                                                         ------------------------------------------------------------------------
                                                            AXP VP         AXP VP         AXP VP        AXP VP          AXP VP
Year ended December 31, 2003                               Cash Mgmt      Div Bond      Div Eq Inc    Global Bond         Gro
Operations
Investment income (loss) -- net                          $  (131,658)   $   966,710    $   255,762    $   677,619    $  (123,668)
Net realized gain (loss) on sales of investments                (148)        24,146        (66,691)        57,346       (121,616)
Distributions from capital gains                                  --             --             --             --             --
Net change in unrealized appreciation or depreciation
 of investments                                                  149        224,718     13,352,902        469,991      3,627,555
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
 operations                                                 (131,657)     1,215,574     13,541,973      1,204,956      3,382,271
=================================================================================================================================

Contract transactions
Contract purchase payments                                21,802,315      8,325,633      8,289,140      2,341,579      5,241,826
Net transfers(1)                                         (14,357,161)     2,791,789     12,676,678      4,794,637      7,849,120
Transfers for policy loans                                  (131,850)      (169,023)       (35,236)       (91,457)       (65,713)
Policy charges                                            (4,092,990)    (2,515,769)    (1,636,097)      (447,955)      (913,196)
Contract terminations:
   Surrender benefits                                     (3,136,306)    (2,043,645)    (1,421,201)      (222,985)      (582,015)
   Death benefits                                             (4,465)       (35,145)       (24,896)            --        (18,806)
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions                79,543      6,353,840     17,848,388      6,373,819     11,511,216
---------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                           31,910,951     30,670,766     26,901,705      6,393,118     11,415,134
---------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                $31,858,837    $38,240,180    $58,292,066    $13,971,893    $26,308,621
=================================================================================================================================

Accumulation unit activity
Units outstanding at beginning of year                    30,035,939     25,600,991     33,573,446      5,216,842     29,572,798
Contract purchase payments                                20,556,328      6,803,436      9,088,482      1,806,211     12,376,769
Net transfers(1)                                         (13,528,087)     2,354,059     12,852,556      3,777,736     18,457,691
Transfers for policy loans                                  (124,368)      (136,672)       (36,262)       (70,576)      (147,475)
Policy charges                                            (3,875,334)    (2,103,644)    (1,895,014)      (379,321)    (2,181,017)
Contract terminations:
   Surrender benefits                                     (2,956,015)    (1,664,644)    (1,556,500)      (171,935)    (1,406,074)
   Death benefits                                             (4,209)       (28,643)       (25,493)            --        (42,635)
---------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                          30,104,254     30,824,883     52,001,215     10,178,957     56,630,057
=================================================================================================================================

(1) Includes transfer activity from (to) other subaccounts and transfers from (to) IDS Life's fixed account.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
22  AMERICAN EXPRESS VARIABLE SECOND-TO-DIE LIFE INSURANCE -- 2004 ANNUAL REPORT

Statements of Changes in Net Assets

                                                                                 Segregated Asset Subaccounts
                                                     ------------------------------------------------------------------------------
                                                          AXP VP
                                                         Hi Yield        AXP VP        AXP VP           AXP VP         AXP VP
Year ended December 31, 2003 (continued)                   Bond        Lg Cap Eq       Managed         New Dim         S&P 500

Operations
Investment income (loss) -- net                         $ 1,792,377   $   (7,396)    $   78,454     $   (250,401)   $    73,669
Net realized gain (loss) on sales of investments             (4,657)     (14,268)       (28,033)        (534,769)       (79,454)
Distributions from capital gains                                 --           --             --               --             --
Net change in unrealized appreciation or depreciation
 of investments                                           3,800,804      745,503      1,008,806       24,818,625      6,070,571
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
 from operations                                          5,588,524      723,839      1,059,227       24,033,455      6,064,786
===================================================================================================================================
Contract transactions
Contract purchase payments                                5,343,531      913,762      1,428,376       28,796,255      5,470,370
Net transfers(1)                                         15,299,898    2,919,435      2,122,091        9,783,289      7,042,998
Transfers for policy loans                                 (187,130)      (4,823)       (39,237)        (407,958)      (125,133)
Policy charges                                           (1,269,598)    (146,875)      (350,407)      (6,077,907)    (1,168,311)
Contract terminations:
   Surrender benefits                                      (821,990)    (108,428)      (236,022)      (4,222,044)    (1,156,865)
   Death benefits                                           (16,423)          --         (4,517)         (65,066)       (18,957)
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions           18,348,288    3,573,071      2,920,284       27,806,569     10,044,102
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                          15,346,742    1,260,910      3,935,002       89,327,339     16,778,603
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                               $39,283,554   $5,557,820     $7,914,513     $141,167,363    $32,887,491
===================================================================================================================================
Accumulation unit activity
Units outstanding at beginning of year                   17,180,619    2,364,997      5,364,212      134,661,364     27,756,744
Contract purchase payments                                5,279,904    1,500,083      1,805,588       39,538,218      8,216,966
Net transfers(1)                                         15,326,763    4,729,509      2,695,902       13,309,695     10,622,303
Transfers for policy loans                                 (177,538)      (6,089)       (50,382)        (533,873)      (178,932)
Policy charges                                           (1,346,869)    (270,150)      (457,650)      (8,566,675)    (1,760,725)
Contract terminations:
   Surrender benefits                                      (798,002)    (178,216)      (298,751)      (5,849,285)    (1,730,277)
   Death benefits                                           (16,488)          --         (5,693)         (88,863)       (27,744)
-----------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                         35,448,389    8,140,134      9,053,226      172,470,581     42,898,335
===================================================================================================================================

(1) Includes transfer activity from (to) other subaccounts and transfers from (to) IDS Life's fixed account.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
23  AMERICAN EXPRESS VARIABLE SECOND-TO-DIE LIFE INSURANCE -- 2004 ANNUAL REPORT

Statements of Changes in Net Assets

                                                                                 Segregated Asset Subaccounts
                                                      -----------------------------------------------------------------------------
                                                            AXP VP         AXP VP         AXP VP         AXP VP       AXP VP
                                                             Short         Sm Cap        Strategy         THDL         THDL
Year ended December 31, 2003 (continued)                   Duration          Adv           Aggr        Emer Mkts       Intl
Operations
Investment income (loss) -- net                          $   354,039   $   (93,069)   $   (56,192)    $   16,934    $      698
Net realized gain (loss) on sales of investments               9,098        36,919       (259,707)        (1,142)      (35,719)
Distributions from capital gains                             124,712            --             --             --            --
Net change in unrealized appreciation or depreciation
 of investments                                             (342,293)    4,233,092      1,835,318        637,742       512,507
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
 from operations                                             145,556     4,176,942      1,519,419        653,534       477,486
===================================================================================================================================
Contract transactions
Contract purchase payments                                 6,769,785     2,409,495      1,742,876        496,301       516,428
Net transfers(1)                                           3,321,223     4,725,898        129,149        859,784       709,331
Transfers for policy loans                                  (187,505)       (6,013)       (38,592)       (12,845)      (22,310)
Policy charges                                            (1,987,913)     (464,010)      (383,003)       (72,905)      (96,832)
Contract terminations:
   Surrender benefits                                     (1,211,997)     (284,505)      (215,372)       (45,758)      (50,144)
   Death benefits                                               (723)           --        (15,675)            --        (1,560)
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions             6,702,870     6,380,865      1,219,383      1,224,577     1,054,913
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                           18,644,611     6,438,491      5,056,825      1,192,898     1,335,414
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                $25,493,037   $16,996,298    $ 7,795,627     $3,071,009    $2,867,813
===================================================================================================================================
Accumulation unit activity
Units outstanding at beginning of year                    15,723,672     8,488,884     13,006,846      1,680,260     2,713,240
Contract purchase payments                                 5,688,455     2,681,149      4,030,912        608,854       986,198
Net transfers(1)                                           2,860,258     4,971,177        187,277      1,008,891     1,212,903
Transfers for policy loans                                  (157,245)       (7,489)       (89,831)       (16,271)      (39,838)
Policy charges                                            (1,726,719)     (536,209)      (889,480)      (110,555)     (185,553)
Contract terminations:
   Surrender benefits                                     (1,018,501)     (304,460)      (500,630)       (61,060)      (93,284)
   Death benefits                                               (609)           --        (36,831)            --        (2,642)
-----------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                          21,369,311    15,293,052     15,708,263      3,110,119     4,591,024
===================================================================================================================================

(1) Includes transfer activity from (to) other subaccounts and transfers from (to) IDS Life's fixed account.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
24  AMERICAN EXPRESS VARIABLE SECOND-TO-DIE LIFE INSURANCE -- 2004 ANNUAL REPORT

Statements of Changes in Net Assets

                                                                                Segregated Asset Subaccounts
                                                      -----------------------------------------------------------------------------
                                                           AIM VI         AIM VI          AIM VI
                                                         Cap Appr,       Cap Dev,        Core Eq,       AC VP           AC VP
Year ended December 31, 2003 (continued)                   Ser I          Ser I           Ser I       Intl, Cl I      Val, Cl I
Operations
Investment income (loss) -- net                        $   (69,972)    $  (57,437)    $    298,087    $   (32,598)    $    58,488
Net realized gain (loss) on sales of investments          (116,628)       (35,196)      (9,776,551)       (43,072)        (33,364)
Distributions from capital gains                                --             --               --             --              --
Net change in unrealized appreciation or depreciation
 of investments                                          2,173,513      2,022,559       71,514,410      3,358,962      17,087,309
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
 from operations                                         1,986,913      1,929,926       62,035,946      3,283,292      17,112,433
===================================================================================================================================
Contract transactions
Contract purchase payments                               2,195,099      1,359,819       44,712,664      3,288,309      12,360,918
Net transfers(1)                                           992,633      1,078,311      (27,957,900)     1,575,725       5,885,744
Transfers for policy loans                                 (43,176)       (11,673)      (1,181,796)       (34,840)       (322,686)
Policy charges                                            (389,071)      (260,119)     (17,324,397)      (547,234)     (2,861,371)
Contract terminations:
   Surrender benefits                                     (222,481)      (171,282)     (14,908,593)      (359,541)     (2,260,889)
   Death benefits                                           (9,615)            --         (184,691)            --          (9,905)
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions           2,523,389      1,995,056      (16,844,713)     3,922,419      12,791,811
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                          5,944,889      4,858,222      278,192,718     10,871,673      53,869,187
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                              $10,455,191     $8,783,204     $323,383,951    $18,077,384     $83,773,431
===================================================================================================================================
Accumulation unit activity
Units outstanding at beginning of year                  11,892,756      6,829,108      244,397,869     21,649,961      53,829,570
Contract purchase payments                               3,971,721      1,700,498       36,816,261      6,267,496      11,475,747
Net transfers(1)                                         1,635,227      1,247,277      (22,789,592)     3,088,942       5,334,497
Transfers for policy loans                                 (75,046)       (13,859)        (948,439)       (64,953)       (291,076)
Policy charges                                            (707,908)      (345,850)     (14,752,575)    (1,080,864)     (2,706,918)
Contract terminations:
   Surrender benefits                                     (404,539)      (213,420)     (12,155,373)      (673,098)     (2,075,491)
   Death benefits                                          (17,849)            --         (164,082)            --          (9,091)
-----------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                        16,294,362      9,203,754      230,404,069     29,187,484      65,557,238
===================================================================================================================================

(1) Includes transfer activity from (to) other subaccounts and transfers from (to) IDS Life's fixed account.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
25  AMERICAN EXPRESS VARIABLE SECOND-TO-DIE LIFE INSURANCE -- 2004 ANNUAL REPORT

Statements of Changes in Net Assets

                                                                                 Segregated Asset Subaccounts
                                                      -----------------------------------------------------------------------------
                                                                                                                       Fid VIP
                                                         Calvert VS     CS Mid-Cap     CS Sm Cap     Gro & Inc,        Mid Cap,
Year ended December 31, 2003 (continued)                 Social Bal         Gro           Gro          Serv Cl         Serv Cl
Operations
Investment income (loss) -- net                          $   44,379    $  (17,338)   $  (166,966)   $   (30,308)    $   (477,355)
Net realized gain (loss) on sales of investments            (12,881)      (46,976)      (864,949)        (1,198)           9,802
Distributions from capital gains                                 --            --             --             --               --
Net change in unrealized appreciation or depreciation
 of investments                                             489,915       710,969      8,164,936     11,077,776       26,370,142
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
 from operations                                            521,413       646,655      7,133,021     11,046,270       25,902,589
===================================================================================================================================
Contract transactions
Contract purchase payments                                  804,010       459,400      3,644,424     12,384,532       16,514,850
Net transfers(1)                                            917,564       856,307       (284,922)    22,435,079       17,815,480
Transfers for policy loans                                     (369)      (13,069)       (68,812)      (227,403)        (312,433)
Policy charges                                             (143,860)      (86,826)      (886,113)    (2,309,283)      (3,111,298)
Contract terminations:
   Surrender benefits                                      (177,369)      (40,947)      (591,845)    (1,765,884)      (2,368,348)
   Death benefits                                                --       (10,360)        (1,661)       (19,839)         (35,785)
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions            1,399,976     1,164,505      1,811,071     30,497,202       28,502,466
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                           2,115,617     1,281,855     14,650,684     35,778,638       53,068,324
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                $4,037,006    $3,093,015    $23,594,776    $77,322,110     $107,473,379
===================================================================================================================================
Accumulation unit activity
Units outstanding at beginning of year                    2,711,762     2,255,579     19,146,292     48,404,887       52,717,294
Contract purchase payments                                  957,435       680,270      4,052,748     15,158,643       14,878,176
Net transfers(1)                                          1,088,268     1,115,900       (530,807)    27,231,147       15,503,002
Transfers for policy loans                                       96       (19,201)       (66,615)      (277,004)        (274,737)
Policy charges                                             (171,273)     (127,973)      (984,206)    (2,929,175)      (2,919,452)
Contract terminations:
   Surrender benefits                                      (210,447)      (62,125)      (670,558)    (2,164,370)      (2,107,215)
   Death benefits                                                --       (13,111)        (1,764)       (23,078)         (29,926)
-----------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                          4,375,841     3,829,339     20,945,090     85,401,050       77,767,142
===================================================================================================================================

(1) Includes transfer activity from (to) other subaccounts and transfers from (to) IDS Life's fixed account.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
26  AMERICAN EXPRESS VARIABLE SECOND-TO-DIE LIFE INSURANCE -- 2004 ANNUAL REPORT

Statements of Changes in Net Assets

                                                                                 Segregated Asset Subaccounts
                                                      -----------------------------------------------------------------------------
                                                           Fid VIP        FTVIPT        FTVIPT        FTVIPT           GS VIT
                                                          Overseas,     Frank Real    Frank Sm Cap    Temp For        Core Sm
Year ended December 31, 2003 (continued)                   Serv Cl      Est, Cl 2      Val, Cl 2      Sec, Cl 2        Cap Eq
Operations
Investment income (loss) -- net                         $   (32,249)   $   467,762    $   (88,198)   $   207,364     $  (43,488)
Net realized gain (loss) on sales of investments            (54,927)        35,389         13,829        (49,853)         5,503
Distributions from capital gains                                 --             --             --             --        272,627
Net change in unrealized appreciation or depreciation
 of investments                                           4,092,987      8,854,043      3,907,847      7,907,273      2,381,750
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
 from operations                                          4,005,811      9,357,194      3,833,478      8,064,784      2,616,392
===================================================================================================================================
Contract transactions
Contract purchase payments                                2,652,110      7,544,151      2,939,253      5,836,116      1,641,645
Net transfers(1)                                          3,831,300      7,315,866      2,049,414      6,799,128        637,355
Transfers for policy loans                                  (29,748)      (158,814)       (87,221)      (114,367)        (5,337)
Policy charges                                             (434,348)    (1,310,716)      (571,367)    (1,042,824)      (293,361)
Contract terminations:
   Surrender benefits                                      (342,167)    (1,010,535)      (475,510)      (731,701)      (176,679)
   Death benefits                                            (7,301)       (13,614)       (10,380)            --           (343)
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions            5,669,846     12,366,338      3,844,189     10,746,352      1,803,280
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                           6,848,293     21,320,133      9,772,500     19,316,039      5,020,373
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                               $16,523,950    $43,043,665    $17,450,167    $38,127,175     $9,440,045
===================================================================================================================================
Accumulation unit activity
Units outstanding at beginning of year                   12,600,509     17,026,636      8,487,677     26,610,114      5,662,269
Contract purchase payments                                4,362,797      5,253,645      2,368,902      7,434,215      1,617,906
Net transfers(1)                                          5,786,184      5,055,886      1,640,877      8,489,579        558,860
Transfers for policy loans                                  (40,353)      (106,435)       (68,998)      (146,382)       (11,902)
Policy charges                                             (720,212)      (953,269)      (463,501)    (1,376,399)      (300,220)
Contract terminations:
   Surrender benefits                                      (553,256)      (714,651)      (382,577)      (925,771)      (168,366)
   Death benefits                                           (13,238)       (10,385)        (7,890)            --           (342)
-----------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                         21,422,431     25,551,427     11,574,490     40,085,356      7,358,205
===================================================================================================================================

(1) Includes transfer activity from (to) other subaccounts and transfers from (to) IDS Life's fixed account.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
27  AMERICAN EXPRESS VARIABLE SECOND-TO-DIE LIFE INSURANCE -- 2004 ANNUAL REPORT

Statements of Changes in Net Assets

                                                                                  Segregated Asset Subaccounts
                                                      -----------------------------------------------------------------------------
                                                           GS VIT        GS VIT       Janus Aspen    Janus Aspen    Janus Aspen
                                                            Core         Mid Cap      Global Tech,    Intl Gro,     Mid Cap Gro,
Year ended December 31, 2003 (continued)                   U.S. Eq         Val            Serv           Serv           Serv
Operations
Investment income (loss) -- net                         $    (3,894)   $    63,897    $   (55,224)   $    16,625    $   (82,636)
Net realized gain (loss) on sales of investments            (53,043)        (9,080)      (517,688)      (643,246)      (571,102)
Distributions from capital gains                                 --        623,888             --             --             --
Net change in unrealized appreciation or depreciation
 of investments                                           3,164,105     11,342,732      2,837,014      7,319,749      3,299,966
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
 from operations                                          3,107,168     12,021,437      2,264,102      6,693,128      2,646,228
===================================================================================================================================
Contract transactions
Contract purchase payments                                2,896,094     10,927,238      1,606,495      5,251,568      2,216,377
Net transfers(1)                                          2,430,746      8,370,857       (311,271)    (2,982,881)    (1,039,723)
Transfers for policy loans                                  (37,157)      (183,759)       (72,182)       (99,146)       (87,693)
Policy charges                                             (501,088)    (1,956,876)      (312,915)    (1,040,495)      (478,934)
Contract terminations:
   Surrender benefits                                      (423,762)    (1,573,464)      (213,766)      (697,123)      (302,024)
   Death benefits                                            (6,197)       (13,502)          (348)       (26,480)          (271)
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions            4,358,636     15,570,494        696,013        405,443        307,732
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                           8,707,447     33,964,748      4,639,229     19,225,861      7,587,482
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                               $16,173,251    $61,556,679    $ 7,599,344    $26,324,432    $10,541,442
===================================================================================================================================
Accumulation unit activity
Units outstanding at beginning of year                   14,219,530     27,025,236     17,739,916     41,200,191     23,672,628
Contract purchase payments                                4,317,446      8,028,702      5,229,584     10,541,181      6,139,796
Net transfers(1)                                          3,516,811      6,235,665     (1,037,105)    (5,679,068)    (2,738,367)
Transfers for policy loans                                  (54,740)      (131,360)      (208,492)      (182,670)      (231,495)
Policy charges                                             (767,670)    (1,493,441)    (1,021,608)    (2,114,522)    (1,381,591)
Contract terminations:
   Surrender benefits                                      (638,077)    (1,160,572)      (681,677)    (1,402,906)      (834,929)
   Death benefits                                            (9,677)       (10,561)        (1,268)       (51,807)          (758)
-----------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                         20,583,623     38,493,669     20,019,350     42,310,399     24,625,284
===================================================================================================================================

(1) Includes transfer activity from (to) other subaccounts and transfers from (to) IDS Life's fixed account.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
28  AMERICAN EXPRESS VARIABLE SECOND-TO-DIE LIFE INSURANCE -- 2004 ANNUAL REPORT

Statements of Changes in Net Assets

                                                                                   Segregated Asset Subaccounts
                                                      -----------------------------------------------------------------------------
                                                           Lazard        MFS Inv          MFS           Put VT       Put VT Intl
                                                           Retire       Gro Stock,      New Dis,       Hi Yield,       New Opp,
Year ended December 31, 2003 (continued)                   Intl Eq       Serv Cl       Serv Cl          Cl IB          Cl IB
Operations
Investment income (loss) -- net                         $   (60,916)   $  (171,684)   $  (195,247)   $   872,387    $   (56,209)
Net realized gain (loss) on sales of investments                (13)       (89,298)      (101,423)       (28,354)      (149,017)
Distributions from capital gains                                 --             --             --             --             --
Net change in unrealized appreciation or depreciation
 of investments                                           3,339,474      3,935,451      6,404,996      1,613,573      2,949,054
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
 from operations                                          3,278,545      3,674,469      6,108,326      2,457,606      2,743,828
===================================================================================================================================
Contract transactions
Contract purchase payments                                2,951,150      4,695,391      5,394,004      1,916,606      2,378,962
Net transfers(1)                                          7,547,484      2,671,234        400,948      3,470,743       (546,561)
Transfers for policy loans                                  (35,930)       (97,741)       (79,601)       (15,084)       (63,321)
Policy charges                                             (388,444)      (891,607)    (1,007,033)      (467,010)      (426,123)
Contract terminations:
   Surrender benefits                                      (223,570)      (418,198)      (678,269)      (309,134)      (266,717)
   Death benefits                                           (13,434)        (3,937)       (13,395)        (6,335)            --
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions            9,837,256      5,955,142      4,016,654      4,589,786      1,076,240
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                           6,149,208     14,667,595     16,607,367      7,300,061      7,410,702
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                               $19,265,009    $24,297,206    $26,732,347    $14,347,453    $11,230,770
===================================================================================================================================
Accumulation unit activity
Units outstanding at beginning of year                    9,601,053     29,771,097     27,078,674      8,007,626     17,014,133
Contract purchase payments                                4,213,780      8,652,075      7,795,506      1,853,326      5,059,458
Net transfers(1)                                         10,768,044      4,812,370        673,045      3,545,385       (917,910)
Transfers for policy loans                                  (51,883)      (176,482)      (105,176)       (14,106)      (130,921)
Policy charges                                             (578,143)    (1,692,075)    (1,495,277)      (531,928)      (925,153)
Contract terminations:
   Surrender benefits                                      (317,833)      (771,999)      (965,745)      (304,960)      (568,312)
   Death benefits                                           (19,829)        (6,829)       (19,142)        (5,737)            --
-----------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                         23,615,189     40,588,157     32,961,885     12,549,606     19,531,295
===================================================================================================================================

(1) Includes transfer activity from (to) other subaccounts and transfers from (to) IDS Life's fixed account.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
29  AMERICAN EXPRESS VARIABLE SECOND-TO-DIE LIFE INSURANCE -- 2004 ANNUAL REPORT

Statements of Changes in Net Assets

                                                                                  Segregated Asset Subaccounts
                                                      -----------------------------------------------------------------------------
                                                            Put VT          Put VT
                                                           New Opp,         Vista,        Royce        Third Ave     Wanger Intl
Year ended December 31, 2003 (continued)                    Cl IA           Cl IB       Micro-Cap         Val           Sm Cap
Operations
Investment income (loss) -- net                         $ (1,907,068)   $   (90,021)   $  (483,358)   $  (470,830)   $  (102,877)
Net realized gain (loss) on sales of investments         (25,657,372)      (404,458)       (42,487)        35,887        (13,440)
Distributions from capital gains                                  --             --      2,792,050      1,292,241             --
Net change in unrealized appreciation or depreciation
 of investments                                           84,974,740      3,246,638     19,547,020     22,925,988      6,865,655
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
 from operations                                          57,410,300      2,752,159     21,813,225     23,783,286      6,749,338
===================================================================================================================================
Contract transactions
Contract purchase payments                                37,948,710      2,772,572     11,537,274     13,096,733      4,244,262
Net transfers(1)                                         (30,935,665)    (1,141,155)     9,039,792      6,408,985      5,715,505
Transfers for policy loans                                  (829,725)       (44,437)      (318,606)      (315,368)       (77,723)
Policy charges                                           (12,964,769)      (509,537)    (2,298,949)    (2,688,455)      (619,869)
Contract terminations:
   Surrender benefits                                    (10,802,763)      (259,498)    (1,929,972)    (2,438,290)      (382,048)
   Death benefits                                            (71,789)            --        (75,359)       (11,336)       (11,514)
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions           (17,656,001)       817,945     15,954,180     14,052,269      8,868,613
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                          188,118,825      8,007,962     38,595,459     50,192,815     10,436,642
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                               $227,873,124    $11,578,066    $76,362,864    $88,028,370    $26,054,593
===================================================================================================================================
Accumulation unit activity
Units outstanding at beginning of year                   216,998,505     19,518,119     30,315,944     39,899,629     21,097,274
Contract purchase payments                                38,950,924      5,973,755      7,853,814      9,123,721      7,341,616
Net transfers(1)                                         (30,799,182)    (2,354,934)     5,566,782      4,334,824      9,161,620
Transfers for policy loans                                  (802,464)       (90,905)      (210,713)      (209,567)      (121,574)
Policy charges                                           (13,546,881)    (1,101,350)    (1,612,193)    (1,954,501)    (1,112,352)
Contract terminations:
   Surrender benefits                                    (10,859,334)      (561,707)    (1,291,326)    (1,647,672)      (651,561)
   Death benefits                                            (75,281)            --        (47,284)        (7,645)       (21,193)
-----------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                         199,866,287     21,382,978     40,575,024     49,538,789     35,693,830
===================================================================================================================================

(1) Includes transfer activity from (to) other subaccounts and transfers from (to) IDS Life's fixed account.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
30  AMERICAN EXPRESS VARIABLE SECOND-TO-DIE LIFE INSURANCE -- 2004 ANNUAL REPORT

Statement of Changes in Net Assets

                                                                                   Segregated
                                                                                     Asset
                                                                                   Subaccount
                                                                              --------------------
                                                                                     Wanger
Year ended December 31, 2003 (continued)                                           U.S. Sm Co
Operations
Investment income (loss) -- net                                                   $  (313,235)
Net realized gain (loss) on sales of investments                                       (5,894)
Distributions from capital gains                                                           --
Net change in unrealized appreciation or depreciation of investments               12,594,975
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                    12,275,846
==================================================================================================
Contract transactions
Contract purchase payments                                                          8,688,999
Net transfers(1)                                                                   12,462,640
Transfers for policy loans                                                           (161,479)
Policy charges                                                                     (1,434,359)
Contract terminations:
   Surrender benefits                                                              (1,163,756)
   Death benefits                                                                      (3,354)
--------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions                                     18,388,691
--------------------------------------------------------------------------------------------------
Net assets at beginning of year                                                    22,248,432
--------------------------------------------------------------------------------------------------
Net assets at end of year                                                         $52,912,969
==================================================================================================
Accumulation unit activity
Units outstanding at beginning of year                                             23,134,139
Contract purchase payments                                                          7,608,272
Net transfers(1)                                                                   10,481,441
Transfers for policy loans                                                           (134,598)
Policy charges                                                                     (1,323,143)
Contract terminations:
   Surrender benefits                                                                (999,769)
   Death benefits                                                                      (3,308)
--------------------------------------------------------------------------------------------------
Units outstanding at end of year                                                   38,763,034
==================================================================================================

(1) Includes transfer activity from (to) other subaccounts and transfers from (to) IDS Life's fixed account.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
31  AMERICAN EXPRESS VARIABLE SECOND-TO-DIE LIFE INSURANCE -- 2004 ANNUAL REPORT

Notes to Financial Statements

1. ORGANIZATION

IDS Life Variable Life Separate Account (the Variable Account) was established under Minnesota law as a segregated asset account of IDS Life. The Variable Account is registered as a single unit investment trust under the Investment Company Act of 1940, as amended (the 1940 Act) and exists in accordance with the rules and regulations of the Insurance Division, Department of Commerce of the State of Minnesota.

The Variable Account is used as a funding vehicle for American Express(R) Variable Second-To-Die Life Insurance policies issued by IDS Life.

The Variable Account is comprised of various subaccounts. Each subaccount invests exclusively in shares of the following funds or portfolios (collectively, the Funds), which are registered under the 1940 Act as open-end management investment companies. The name of each Fund and the corresponding subaccount name are provided below.

Subaccount                    Former Subaccount            Fund
-----------------------------------------------------------------------------------------------------------------------------------
AXP VP Cash Mgmt                   FCM                     AXP(R) Variable Portfolio - Cash Management Fund(1)

AXP VP Div Bond                    FBD                     AXP(R) Variable Portfolio - Diversified Bond Fund(2)

AXP VP Div Eq Inc                  FDE                     AXP(R) Variable Portfolio - Diversified Equity Income Fund(3)

AXP VP Global Bond                 FGB                     AXP(R) Variable Portfolio - Global Bond Fund

AXP VP Gro                         FGR                     AXP(R) Variable Portfolio - Growth Fund

AXP VP Hi Yield Bond               FEX                     AXP(R) Variable Portfolio - High Yield Bond Fund

AXP VP Lg Cap Eq                   FCR                     AXP(R) Variable Portfolio - Large Cap Equity Fund(4)
                                                             (previously AXP(R) Variable Portfolio - Capital Resource Fund)

AXP VP Managed                     FMF                     AXP(R) Variable Portfolio - Managed Fund(5)

AXP VP New Dim                     FND                     AXP(R) Variable Portfolio - New Dimensions Fund(R)

AXP VP S&P 500                     FIV                     AXP(R) Variable Portfolio - S&P 500 Index Fund

AXP VP Short Duration              FFI                     AXP(R) Variable Portfolio - Short Duration U.S. Government Fund(6)

AXP VP Sm Cap Adv                  FSM                     AXP(R) Variable Portfolio - Small Cap Advantage Fund

AXP VP Strategy Aggr               FSA                     AXP(R) Variable Portfolio - Strategy Aggressive Fund

AXP VP THDL Emer Mkts              FEM                     AXP(R) Variable Portfolio - Threadneedle Emerging Markets Fund
                                                             (previously AXP(R) Variable Portfolio - Emerging Markets Fund)

AXP VP THDL Intl                   FIE                     AXP(R) Variable Portfolio - Threadneedle International Fund(7)
                                                             (previously AXP(R) Variable Portfolio - International Fund)

AIM VI Cap Appr, Ser I             FCA                     AIM V.I. Capital Appreciation Fund, Series I Shares

AIM VI Cap Dev, Ser I              FCD                     AIM V.I. Capital Development Fund, Series I Shares

AIM VI Core Eq, Ser I              FGI                     AIM V.I. Core Equity Fund, Series I Shares

AC VP Intl, Cl I                   FIR                     American Century(R) VP International, Class I

AC VP Val, Cl I                    FVL                     American Century(R) VP Value, Class I

Calvert VS Social Bal              FSB                     Calvert Variable Series, Inc. Social Balanced Portfolio

CS Mid-Cap Gro                     FEG                     Credit Suisse Trust - Mid-Cap Growth Portfolio

CS Sm Cap Gro                      FSC                     Credit Suisse Trust - Small Cap Growth Portfolio

Fid VIP Gro & Inc, Serv Cl         FGC                     Fidelity(R) VIP Growth & Income Portfolio Service Class

Fid VIP Mid Cap, Serv Cl           FMP                     Fidelity(R) VIP Mid Cap Portfolio Service Class

Fid VIP Overseas, Serv Cl          FOS                     Fidelity(R) VIP Overseas Portfolio Service Class

FTVIPT Frank Real Est, Cl 2        FRE                     FTVIPT Franklin Real Estate Fund - Class 2

FTVIPT Frank Sm Cap Val, Cl 2      FSV                     FTVIPT Franklin Small Cap Value Securities Fund - Class 2

FTVIPT Temp For Sec, Cl 2          FIF                     FTVIPT Templeton Foreign Securities Fund - Class 2

GS VIT Core Sm Cap Eq              FSE                     Goldman Sachs VIT CORESM Small Cap Equity Fund

GS VIT Core U.S. Eq                FUE                     Goldman Sachs VIT CORESM U.S. Equity Fund

GS VIT Mid Cap Val                 FMC                     Goldman Sachs VIT Mid Cap Value Fund

Janus Aspen Global Tech, Serv      FGT                     Janus Aspen Series Global Technology Portfolio: Service Shares

Janus Aspen Intl Gro, Serv         FIG                     Janus Aspen Series International Growth Portfolio: Service Shares

Janus Aspen Mid Cap Gro, Serv      FAG                     Janus Aspen Series Mid Cap Growth Portfolio: Service Shares

Lazard Retire Intl Eq              FIP                     Lazard Retirement International Equity Portfolio

MFS Inv Gro Stock, Serv Cl         FGW                     MFS(R) Investors Growth Stock Series - Service Class

MFS New Dis, Serv Cl               FDS                     MFS(R) New Discovery Series - Service Class

Put VT Hi Yield, Cl IB             FPH                     Putnam VT High Yield Fund - Class IB Shares

Put VT Intl New Opp, Cl IB         FIN                     Putnam VT International New Opportunities Fund - Class IB Shares

Put VT New Opp, Cl IA              FNO                     Putnam VT New Opportunities Fund - Class IA Shares

Put VT Vista, Cl IB                FVS                     Putnam VT Vista Fund - Class IB Shares

Royce Micro-Cap                    FMI                     Royce Micro-Cap Portfolio

Third Ave Val                      FVA                     Third Avenue Value Portfolio

Wanger Intl Sm Cap                 FIC                     Wanger International Small Cap

Wanger U.S. Sm Co                  FSP                     Wanger U.S. Smaller Companies
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
32  AMERICAN EXPRESS VARIABLE SECOND-TO-DIE LIFE INSURANCE -- 2004 ANNUAL REPORT

(1) IDS Life Series Fund - Money Market Portfolio merged into AXP(R) Variable Portfolio - Cash Management Fund on July 9, 2004.

(2) IDS Life Series Fund - Income Portfolio merged into AXP(R) Variable Portfolio - Diversified Bond Fund on July 9, 2004.

(3) IDS Life Series Fund - Equity Income Portfolio merged into AXP(R) Variable Portfolio - Diversified Equity Income Fund on July 9, 2004.

(4) IDS Life Series Fund - Equity Portfolio and AXP(R) Variable Portfolio - Blue Chip Advantage Fund merged into AXP(R) Variable Portfolio - Large Cap Equity Fund on July 9, 2004.

(5) IDS Life Series Fund - Managed Portfolio merged into AXP(R) Variable Portfolio - Managed Fund on July 9, 2004.

(6) IDS Life Series Fund - Government Securities Portfolio merged into AXP(R) Variable Portfolio - Short Duration U.S. Government Fund on July 9, 2004.

(7) IDS Life Series Fund - International Equity Portfolio merged into AXP(R) Variable Portfolio - Threadneedle International Fund on July 9, 2004.

The assets of each subaccount of the Variable Account are not chargeable with liabilities arising out of the business conducted by any other segregated asset account or by IDS Life.

IDS Life serves as the distributor of the American Express(R) Variable Second-To-Die Life Insurance Policy.

On Feb. 1, 2005, American Express Company announced plans to pursue a spin-off of 100% of the common stock of AEFC. AEFC is the parent company of IDS Life.

The spin-off of AEFC, expected to be completed in the third quarter of 2005, is subject to certain regulatory and other approvals, as well as final approval by the board of directors of American Express Company.

Upon completion of the spin-off, AEFC will be a publicly traded company separate from American Express Company. AEFC will continue to own all the outstanding stock of IDS Life and will replace American Express Company as the ultimate control person of IDS Life.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Investments in the Funds

Investments in shares of the Funds are stated at market value which is the net asset value per share as determined by the respective Funds. Investment transactions are accounted for on the date the shares are purchased and sold. Realized gains and losses on the sales of investments are computed using the average cost method. Income from dividends and gains from realized capital gain distributions are reinvested in additional shares of the Funds and are recorded as income by the subaccounts on the ex-dividend date.

Unrealized appreciation or depreciation of investments in the accompanying financial statements represents the subaccounts' share of the Funds' undistributed net investment income, undistributed realized gain or loss and the unrealized appreciation or depreciation on their investment securities.

Federal Income Taxes

IDS Life is taxed as a life insurance company. The Variable Account is treated as part of IDS Life for federal income tax purposes. Under existing federal income tax law, no income taxes are payable with respect to any investment income of the Variable Account to the extent the earnings are credited under the policies. Based on this, no charge is being made currently to the Variable Account for federal income taxes. IDS Life will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the policies.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

Reclassifications

Certain items in the financial statements for the period ending Dec. 31, 2003 have been reclassified to conform to the 2004 presentation. Each subaccount of the Variable Account may have multiple unit values to reflect the daily charge deducted for each combination of mortality and expense fee and optional riders selected. The change in the financial statement disclosure had no impact on the contract holders.

3. VARIABLE ACCOUNT EXPENSES

IDS Life makes contractual assurances to the Variable Account that possible future adverse changes in administrative expenses and mortality experience of the policy owners and beneficiaries will not affect the Variable Account. IDS Life deducts a daily mortality and expense risk fee equal, on an annual basis, to 0.9% of the average daily net assets of each subaccount.

--------------------------------------------------------------------------------
33  AMERICAN EXPRESS VARIABLE SECOND-TO-DIE LIFE INSURANCE -- 2004 ANNUAL REPORT

4. POLICY CHARGES

A monthly deduction is made for the cost of insurance and the policy fee. The cost of insurance for the policy month is determined on the monthly date by determining the net amount at risk, as of that day, and by then applying the cost of insurance rates to the net amount at risk which IDS Life is assuming for the succeeding month. The monthly deduction will be taken from the subaccounts as specified in the application for the policy.

A policy fee is deducted each month to reimburse IDS Life for expenses incurred in administering the policy, such as processing claims, maintaining records, making policy changes and communicating with owners of policies.

IDS Life deducts a premium expense charge from each premium payment. It partially compensates IDS Life for expenses in distributing the policy, including the agents' compensation, advertising and printing the prospectus and sales literature. It also compensates IDS Life for paying taxes imposed by certain states and governmental subdivisions on premiums received by insurance companies.

Each month IDS Life deducts charges for any optional insurance benefits added to the policy by rider.

Some products may also charge an administrative charge or a death benefit guarantee charge.

Additional information can be found in the applicable product's prospectus.

5. SURRENDER CHARGES

IDS Life will use a surrender charge to help it recover certain expenses related to the issuance of the policy. Additional information regarding how the surrender charge is determined can be found in the product's prospectus. Charges by IDS Life for surrenders are not identified on an individual segregated asset account basis. Charges for all segregated asset accounts amounted to $20,712,481 in 2004 and $19,881,432 in 2003. Such charges are not treated as a separate expense of the subaccounts. They are ultimately deducted from surrender benefits paid by IDS Life.

6. RELATED PARTY TRANSACTIONS

Management fees were paid indirectly to AEFC, an affiliate of IDS Life, in its capacity as investment manager for the American Express(R) Variable Portfolio Funds. The Fund's Investment Management Services Agreement provides for a fee at a percentage of each Fund's average daily net assets that declines annually as each Fund's assets increase. The percentage range for each Fund is as follows:

Fund                                                                                                          Percentage range
-----------------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - Cash Management Fund                                                              0.510% to 0.440%

AXP(R) Variable Portfolio - Diversified Bond Fund                                                             0.610% to 0.535%

AXP(R) Variable Portfolio - Diversified Equity Income Fund                                                    0.560% to 0.470%

AXP(R) Variable Portfolio - Global Bond Fund                                                                  0.840% to 0.780%

AXP(R) Variable Portfolio - Growth Fund                                                                       0.630% to 0.570%

AXP(R) Variable Portfolio - High Yield Bond Fund                                                              0.620% to 0.545%

AXP(R) Variable Portfolio - Large Cap Equity Fund                                                             0.630% to 0.570%

AXP(R) Variable Portfolio - Managed Fund                                                                      0.630% to 0.550%

AXP(R) Variable Portfolio - New Dimensions Fund(R)                                                            0.630% to 0.570%

AXP(R) Variable Portfolio - S&P 500 Index Fund                                                                0.290% to 0.260%

AXP(R) Variable Portfolio - Short Duration U.S. Government Fund                                               0.610% to 0.535%

AXP(R) Variable Portfolio - Small Cap Advantage Fund                                                          0.790% to 0.650%

AXP(R) Variable Portfolio - Strategy Aggressive Fund                                                          0.650% to 0.575%

AXP(R) Variable Portfolio - Threadneedle Emerging Markets Fund                                                1.170% to 1.095%

AXP(R) Variable Portfolio - Threadneedle International Fund                                                   0.870% to 0.795%
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
34  AMERICAN EXPRESS VARIABLE SECOND-TO-DIE LIFE INSURANCE -- 2004 ANNUAL REPORT

For the following Funds the fee may be adjusted upward or downward by a maximum performance incentive adjustment of 0.08% for AXP(R) Variable Portfolio - Managed Fund and 0.12% for each remaining Fund. The adjustment is based on a comparison of the performance of each Fund to an index of similar funds up to a maximum percentage of each Fund's average daily net assets.

AXP(R) Variable Portfolio - Diversified Equity Income Fund

AXP(R) Variable Portfolio - Growth Fund

AXP(R) Variable Portfolio - Large Cap Equity Fund

AXP(R) Variable Portfolio - Managed Fund

AXP(R) Variable Portfolio - New Dimensions Fund(R)

AXP(R) Variable Portfolio - Small Cap Advantage Fund

AXP(R) Variable Portfolio - Strategy Aggressive Fund

AXP(R) Variable Portfolio - Threadneedle Emerging Markets Fund

AXP(R) Variable Portfolio - Threadneedle International Fund

The American Express(R) Variable Portfolio Funds also have an agreement with IDS Life for distribution services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, each Fund pays a distribution fee at an annual rate up to 0.125% of each Fund's average daily net assets.

The American Express(R) Variable Portfolio Funds have an Administrative Services Agreement with AEFC. Under this agreement, each Fund pays AEFC a fee for administration and accounting services at a percentage of each Fund's average daily net assets that declines annually as each Fund's assets increase. The percentage range for each Fund is as follows:

Fund                                                                                                         Percentage range
-----------------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - Cash Management Fund                                                             0.030% to 0.020%

AXP(R) Variable Portfolio - Diversified Bond Fund                                                            0.050% to 0.025%

AXP(R) Variable Portfolio - Diversified Equity Income Fund                                                   0.040% to 0.020%

AXP(R) Variable Portfolio - Global Bond Fund                                                                 0.060% to 0.040%

AXP(R) Variable Portfolio - Growth Fund                                                                      0.050% to 0.030%

AXP(R) Variable Portfolio - High Yield Bond Fund                                                             0.050% to 0.025%

AXP(R) Variable Portfolio - Large Cap Equity Fund                                                            0.050% to 0.030%

AXP(R) Variable Portfolio - Managed Fund                                                                     0.040% to 0.020%

AXP(R) Variable Portfolio - New Dimensions Fund(R)                                                           0.050% to 0.030%

AXP(R) Variable Portfolio - S&P 500 Index Fund                                                               0.080% to 0.065%

AXP(R) Variable Portfolio - Short Duration U.S. Government Fund                                              0.050% to 0.025%

AXP(R) Variable Portfolio - Small Cap Advantage Fund                                                         0.060% to 0.035%

AXP(R) Variable Portfolio - Strategy Aggressive Fund                                                         0.060% to 0.035%

AXP(R) Variable Portfolio - Threadneedle Emerging Markets Fund                                               0.100% to 0.050%

AXP(R) Variable Portfolio - Threadneedle International Fund                                                  0.060% to 0.035%
-----------------------------------------------------------------------------------------------------------------------------------

The American Express(R) Variable Portfolio Funds pay custodian fees to American Express Trust Company, an affiliate of IDS Life.

--------------------------------------------------------------------------------
35  AMERICAN EXPRESS VARIABLE SECOND-TO-DIE LIFE INSURANCE -- 2004 ANNUAL REPORT

7. INVESTMENT TRANSACTIONS

The subaccounts' purchases of Funds' shares, including reinvestment of dividend distributions, for the year ended Dec. 31, 2004 were as follows:

Subaccount                         Fund                                                                          Purchases
-----------------------------------------------------------------------------------------------------------------------------------
AXP VP Cash Mgmt                   AXP(R) Variable Portfolio - Cash Management Fund                             $ 79,949,103

AXP VP Div Bond                    AXP(R) Variable Portfolio - Diversified Bond Fund                              88,718,738

AXP VP Div Eq Inc                  AXP(R) Variable Portfolio - Diversified Equity Income Fund                     72,132,360

AXP VP Global Bond                 AXP(R) Variable Portfolio - Global Bond Fund                                    8,322,225

AXP VP Gro                         AXP(R) Variable Portfolio - Growth Fund                                         5,873,423

AXP VP Hi Yield Bond               AXP(R) Variable Portfolio - High Yield Bond Fund                               21,140,576

AXP VP Lg Cap Eq                   AXP(R) Variable Portfolio - Large Cap Equity Fund                             559,655,979

AXP VP Managed                     AXP(R) Variable Portfolio - Managed Fund                                      353,826,974

AXP VP New Dim                     AXP(R) Variable Portfolio - New Dimensions Fund(R)                             18,722,005

AXP VP S&P 500                     AXP(R) Variable Portfolio - S&P 500 Index Fund                                 14,272,041

AXP VP Short Duration              AXP(R) Variable Portfolio - Short Duration U.S. Government Fund                28,547,824

AXP VP Sm Cap Adv                  AXP(R) Variable Portfolio - Small Cap Advantage Fund                           10,028,835

AXP VP Strategy Aggr               AXP(R) Variable Portfolio - Strategy Aggressive Fund                              969,854

AXP VP THDL Emer Mkts              AXP(R) Variable Portfolio - Threadneedle Emerging Markets Fund                  6,345,340

AXP VP THDL Intl                   AXP(R) Variable Portfolio - Threadneedle International Fund                   181,612,396

AIM VI Cap Appr, Ser I             AIM V.I. Capital Appreciation Fund, Series I Shares                             5,580,265

AIM VI Cap Dev, Ser I              AIM V.I. Capital Development Fund, Series I Shares                              3,193,928

AIM VI Core Eq, Ser I              AIM V.I. Core Equity Fund, Series I Shares                                      8,727,952

AC VP Intl, Cl I                   American Century(R) VP International, Class I                                   4,166,486

AC VP Val, Cl I                    American Century(R) VP Value, Class I                                          14,642,461

Calvert VS Social Bal              Calvert Variable Series, Inc. Social Balanced Portfolio                         2,153,417

CS Mid-Cap Gro                     Credit Suisse Trust - Mid-Cap Growth Portfolio                                  1,140,122

CS Sm Cap Gro                      Credit Suisse Trust - Small Cap Growth Portfolio                                1,439,760

Fid VIP Gro & Inc, Serv Cl         Fidelity(R) VIP Growth & Income Portfolio Service Class                        23,643,322

Fid VIP Mid Cap, Serv Cl           Fidelity(R) VIP Mid Cap Portfolio Service Class                                34,557,382

Fid VIP Overseas, Serv Cl          Fidelity(R) VIP Overseas Portfolio Service Class                               13,433,453

FTVIPT Frank Real Est, Cl 2        FTVIPT Franklin Real Estate Fund - Class 2                                     19,539,942

FTVIPT Frank Sm Cap Val, Cl 2      FTVIPT Franklin Small Cap Value Securities Fund - Class 2                       8,383,151

FTVIPT Temp For Sec, Cl 2          FTVIPT Templeton Foreign Securities Fund - Class 2                             10,302,222

GS VIT Core Sm Cap Eq              Goldman Sachs VIT CORESM Small Cap Equity Fund                                  2,473,637

GS VIT Core U.S. Eq                Goldman Sachs VIT CORESM U.S. Equity Fund                                      20,443,440

GS VIT Mid Cap Val                 Goldman Sachs VIT Mid Cap Value Fund                                           33,009,617

Janus Aspen Global Tech, Serv      Janus Aspen Series Global Technology Portfolio: Service Shares                  1,218,717

Janus Aspen Intl Gro, Serv         Janus Aspen Series International Growth Portfolio: Service Shares               2,964,936

Janus Aspen Mid Cap Gro, Serv      Janus Aspen Series Mid Cap Growth Portfolio: Service Shares                       835,534

Lazard Retire Intl Eq              Lazard Retirement International Equity Portfolio                                8,707,692

MFS Inv Gro Stock, Serv Cl         MFS(R) Investors Growth Stock Series - Service Class                            4,980,272

MFS New Dis, Serv Cl               MFS(R) New Discovery Series - Service Class                                     3,302,380

Put VT Hi Yield, Cl IB             Putnam VT High Yield Fund - Class IB Shares                                     4,908,173

Put VT Intl New Opp, Cl IB         Putnam VT International New Opportunities Fund - Class IB Shares                1,478,877

Put VT New Opp, Cl IA              Putnam VT New Opportunities Fund - Class IA Shares                              4,364,867

Put VT Vista, Cl IB                Putnam VT Vista Fund - Class IB Shares                                          1,096,775

Royce Micro-Cap                    Royce Micro-Cap Portfolio                                                      23,625,414

Third Ave Val                      Third Avenue Value Portfolio                                                   15,021,913

Wanger Intl Sm Cap                 Wanger International Small Cap                                                 19,831,904

Wanger U.S. Sm Co                  Wanger U.S. Smaller Companies                                                  24,912,446
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
36  AMERICAN EXPRESS VARIABLE SECOND-TO-DIE LIFE INSURANCE -- 2004 ANNUAL REPORT

8. ACCUMULATION UNIT VALUES, UNITS OUTSTANDING AND NET ASSETS

The following is a summary of accumulation unit values at Dec. 31, 2004:

                                                                   AXP VP       AXP VP       AXP VP       AXP VP       AXP VP
Price Level                                                       Cash Mgmt    Div Bond    Div Eq Inc   Global Bond      Gro
                                                            -----------------------------------------------------------------------
0.65%                                                               $1.00        $1.03         $--          $--          $--
0.90%                                                                1.06         1.28         1.31         1.50         0.50
-----------------------------------------------------------------------------------------------------------------------------------
                                                                   AXP VP
                                                                  Hi Yield      AXP VP       AXP VP       AXP VP       AXP VP
Price Level                                                         Bond       Lg Cap Eq     Managed      New Dim      S&P 500
                                                            -----------------------------------------------------------------------
0.65%                                                                $--         $1.06        $1.08         $--          $--
0.90%                                                                1.22         0.72         0.95         0.84         0.84
-----------------------------------------------------------------------------------------------------------------------------------
                                                                   AXP VP       AXP VP        AXP VP      AXP VP        AXP VP
                                                                    Short       Sm Cap       Strategy      THDL          THDL
Price Level                                                       Duration        Adv          Aggr      Emer Mkts       Intl
                                                            -----------------------------------------------------------------------
0.65%                                                               $1.00         $--          $--          $--          $--
0.90%                                                                1.19         1.31         0.54         1.21         0.73
-----------------------------------------------------------------------------------------------------------------------------------
                                                                   AIM VI        AIM VI       AIM VI
                                                                  Cap Appr,     Cap Dev,     Core Eq,       AC VP        AC VP
Price Level                                                         Ser I        Ser I        Ser I      Intl, Cl I    Val, Cl I
                                                            -----------------------------------------------------------------------
0.65%                                                                $--          $--          $--          $--          $--
0.90%                                                                0.68         1.09         1.52         0.71         1.45
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                          Fid VIP       Fid VIP
                                                                  Calvert VS   CS Mid-Cap    CS Sm Cap   Gro & Inc,     Mid Cap,
Price Level                                                       Social Bal       Gro          Gro        Serv Cl     Serv Cl
                                                            -----------------------------------------------------------------------
0.65%                                                                $--          $--          $--          $--          $--
0.90%                                                                0.99         0.91         1.24         0.95         1.71
-----------------------------------------------------------------------------------------------------------------------------------
                                                                   Fid VIP       FTVIPT       FTVIPT       FTVIPT       GS VIT
                                                                  Overseas,    Frank Real  Frank Sm Cap   Temp For      Core Sm
Price Level                                                        Serv Cl     Est, Cl 2    Val, Cl 2    Sec, Cl 2      Cap Eq
                                                            -----------------------------------------------------------------------
0.65%                                                                $--          $--          $--          $--          $--
0.90%                                                                0.87         2.20         1.85         1.12         1.48
-----------------------------------------------------------------------------------------------------------------------------------
                                                                    GS VIT       GS VIT    Janus Aspen   Janus Aspen  Janus Aspen
                                                                     Core        Mid Cap   Global Tech,   Intl Gro,   Mid Cap Gro,
Price Level                                                         U.S. Eq        Val         Serv         Serv          Serv
                                                            -----------------------------------------------------------------------
0.65%                                                                $--          $--          $--          $--          $--
0.90%                                                                0.90         2.00         0.38         0.73         0.51
-----------------------------------------------------------------------------------------------------------------------------------
                                                                    Lazard      MFS Inv        MFS        Put VT     Put VT Intl
                                                                    Retire     Gro Stock,    New Dis,    Hi Yield,     New Opp,
Price Level                                                        Intl Eq      Serv Cl      Serv Cl       Cl IB        Cl IB
                                                            -----------------------------------------------------------------------
0.65%                                                                $--          $--          $--          $--          $--
0.90%                                                                0.93         0.65         0.85         1.25         0.65
-----------------------------------------------------------------------------------------------------------------------------------
                                                                   Put VT        Put VT
                                                                   New Opp,      Vista,       Royce      Third Ave    Wanger Intl
Price Level                                                         Cl IA        Cl IB      Micro-Cap       Val         Sm Cap
                                                            -----------------------------------------------------------------------
0.65%                                                                $--          $--          $--          $--          $--
0.90%                                                                1.25         0.64         2.12         2.11         0.94
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         Wanger
Price Level                                                                                                            U.S. Sm Co
                                                                                                                    ---------------
0.65%                                                                                                                    $--
0.90%                                                                                                                    1.60
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
37  AMERICAN EXPRESS VARIABLE SECOND-TO-DIE LIFE INSURANCE -- 2004 ANNUAL REPORT

The following is a summary of units outstanding at Dec. 31, 2004:

                                                               AXP VP       AXP VP       AXP VP        AXP VP       AXP VP
Price Level                                                  Cash Mgmt    Div Bond     Div Eq Inc    Global Bond     Gro
                                                            -----------------------------------------------------------------------
0.65%                                                         1,383,481    2,898,255            --           --           --
0.90%                                                        78,392,842   94,408,253   112,731,005   15,431,794   63,794,564
-----------------------------------------------------------------------------------------------------------------------------------
Total                                                        79,776,323   97,306,508   112,731,005   15,431,794   63,794,564
-----------------------------------------------------------------------------------------------------------------------------------

                                                               AXP VP
                                                              Hi Yield     AXP VP        AXP VP       AXP VP       AXP VP
Price Level                                                     Bond      Lg Cap Eq      Managed      New Dim      S&P 500
                                                            -----------------------------------------------------------------------
0.65%                                                                --    4,809,380    13,190,130           --           --
0.90%                                                        47,909,820  777,592,595   369,088,507  182,073,084   59,186,174
-----------------------------------------------------------------------------------------------------------------------------------
Total                                                        47,909,820  782,401,975   382,278,637  182,073,084   59,186,174
-----------------------------------------------------------------------------------------------------------------------------------

                                                               AXP VP      AXP VP        AXP VP        AXP VP      AXP VP
                                                                Short      Sm Cap       Strategy        THDL        THDL
Price Level                                                   Duration       Adv          Aggr        Emer Mkts     Intl
                                                            -----------------------------------------------------------------------
0.65%                                                         2,224,627           --            --           --           --
0.90%                                                        38,358,891   22,286,255    15,688,726    8,666,322  279,405,246
-----------------------------------------------------------------------------------------------------------------------------------
Total                                                        40,583,518   22,286,255    15,688,726    8,666,322  279,405,246
-----------------------------------------------------------------------------------------------------------------------------------

                                                               AIM VI       AIM VI       AIM VI
                                                              Cap Appr,    Cap Dev,     Core Eq,       AC VP        AC VP
Price Level                                                     Ser I        Ser I        Ser I     Intl, Cl I    Val, Cl I
                                                            -----------------------------------------------------------------------
0.65%                                                                --           --            --           --           --
0.90%                                                        24,807,246   11,771,651   208,155,888   33,764,740   73,576,336
-----------------------------------------------------------------------------------------------------------------------------------
Total                                                        24,807,246   11,771,651   208,155,888   33,764,740   73,576,336
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                     Fid VIP       Fid VIP
                                                              Calvert VS   CS Mid-Cap   CS Sm Cap   Gro & Inc,     Mid Cap,
Price Level                                                   Social Bal      Gro          Gro        Serv Cl     Serv Cl
                                                            -----------------------------------------------------------------------
0.65%                                                                --           --            --           --           --
0.90%                                                         6,330,422    4,635,972    19,785,739  110,690,227  101,848,406
-----------------------------------------------------------------------------------------------------------------------------------
Total                                                         6,330,422    4,635,972    19,785,739  110,690,227  101,848,406
-----------------------------------------------------------------------------------------------------------------------------------

                                                              Fid VIP       FTVIPT        FTVIPT       FTVIPT       GS VIT
                                                             Overseas,    Frank Real   Frank Sm Cap   Temp For      Core Sm
Price Level                                                   Serv Cl     Est, Cl 2     Val, Cl 2     Sec, Cl 2      Cap Eq
                                                            -----------------------------------------------------------------------
0.65%                                                                --           --            --           --           --
0.90%                                                        38,347,067   35,478,689    16,639,770   49,329,797    8,325,275
-----------------------------------------------------------------------------------------------------------------------------------
Total                                                        38,347,067   35,478,689    16,639,770   49,329,797    8,325,275
-----------------------------------------------------------------------------------------------------------------------------------

                                                                GS VIT      GS VIT     Janus Aspen   Janus Aspen   Janus Aspen
                                                                 Core       Mid Cap    Global Tech,   Intl Gro,    Mid Cap Gro,
Price Level                                                    U.S. Eq        Val         Serv          Serv          Serv
                                                            -----------------------------------------------------------------------
0.65%                                                                --           --            --           --           --
0.90%                                                        44,938,620   52,198,512    20,792,838   41,780,696   22,148,968
-----------------------------------------------------------------------------------------------------------------------------------
Total                                                        44,938,620   52,198,512    20,792,838   41,780,696   22,148,968
-----------------------------------------------------------------------------------------------------------------------------------


                                                              Lazard       MFS Inv         MFS         Put VT     Put VT Intl
                                                              Retire      Gro Stock,     New Dis,     Hi Yield,     New Opp,
Price Level                                                   Intl Eq      Serv Cl      Serv Cl         Cl IB        Cl IB
                                                            -----------------------------------------------------------------------
0.65%                                                                --           --            --           --           --
0.90%                                                        33,679,892   47,014,195    33,509,220   14,351,656   20,092,541
Total                                                        33,679,892   47,014,195    33,509,220   14,351,656   20,092,541
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
38  AMERICAN EXPRESS VARIABLE SECOND-TO-DIE LIFE INSURANCE -- 2004 ANNUAL REPORT

                                                               Put VT       Put VT
                                                              New Opp,      Vista,        Royce      Third Ave   Wanger Intl
Price Level                                                    Cl IA        Cl IB       Micro-Cap       Val        Sm Cap
                                                            -----------------------------------------------------------------------
0.65%                                                                --           --            --           --           --
0.90%                                                       175,130,444   20,265,481    48,764,417   55,868,782   60,059,142
-----------------------------------------------------------------------------------------------------------------------------------
Total                                                       175,130,444   20,265,481    48,764,417   55,868,782   60,059,142
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                                    Wanger
Price Level                                                                                                       U.S. Sm Co
                                                                                                                -------------------
0.65%                                                                                                                     --
0.90%                                                                                                             56,161,569
-----------------------------------------------------------------------------------------------------------------------------------
Total                                                                                                             56,161,569
-----------------------------------------------------------------------------------------------------------------------------------

The following is a summary of net assets at Dec. 31, 2004:

                                                               AXP VP       AXP VP        AXP VP        AXP VP        AXP VP
Price Level                                                  Cash Mgmt     Div Bond     Div Eq Inc    Global Bond       Gro
                                                            -----------------------------------------------------------------------
0.65%                                                       $ 1,386,085  $  2,994,771  $         --   $        --   $        --
0.90%                                                        82,822,922   121,282,618   148,035,444    23,095,945    31,848,313
-----------------------------------------------------------------------------------------------------------------------------------
Total                                                       $84,209,007  $124,277,389  $148,035,444   $23,095,945   $31,848,313
-----------------------------------------------------------------------------------------------------------------------------------

                                                               AXP VP
                                                             Hi Yield      AXP VP         AXP VP         AXP VP       AXP VP
Price Level                                                     Bond      Lg Cap Eq      Managed        New Dim      S&P 500
                                                            -----------------------------------------------------------------------
0.65%                                                       $        --  $  5,117,288  $ 14,291,583  $         --  $        --
0.90%                                                        58,610,608   557,116,577   350,473,364   152,530,002   49,584,159
-----------------------------------------------------------------------------------------------------------------------------------
Total                                                       $58,610,608  $562,233,865  $364,764,947  $152,530,002  $49,584,159
-----------------------------------------------------------------------------------------------------------------------------------

                                                               AXP VP      AXP VP         AXP VP       AXP VP        AXP VP
                                                                Short      Sm Cap        Strategy       THDL          THDL
Price Level                                                   Duration       Adv           Aggr       Emer Mkts       Intl
                                                            -----------------------------------------------------------------------
0.65%                                                       $ 2,235,694  $        --    $       --   $        --  $         --
0.90%                                                        45,737,884   29,099,225     8,441,818    10,528,763   203,065,914
-----------------------------------------------------------------------------------------------------------------------------------
Total                                                       $47,973,578  $29,099,225    $8,441,818   $10,528,763  $203,065,914
-----------------------------------------------------------------------------------------------------------------------------------

                                                               AIM VI       AIM VI       AIM VI
                                                              Cap Appr,    Cap Dev,     Core Eq,       AC VP        AC VP
Price Level                                                     Ser I        Ser I        Ser I     Intl, Cl I    Val, Cl I
                                                            -----------------------------------------------------------------------
0.65%                                                       $        --  $        --  $         --  $        --  $         --
0.90%                                                        16,819,999   12,858,541   315,507,518   23,817,776   106,532,587
-----------------------------------------------------------------------------------------------------------------------------------
Total                                                       $16,819,999  $12,858,541  $315,507,518  $23,817,776  $106,532,587
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                       Fid VIP       Fid VIP
                                                             Calvert VS   CS Mid-Cap   CS Sm Cap      Gro & Inc,     Mid Cap,
Price Level                                                  Social Bal      Gro          Gro          Serv Cl       Serv Cl
                                                            -----------------------------------------------------------------------
0.65%                                                        $       --   $       --   $        --  $         --  $         --
0.90%                                                         6,265,718    4,200,220    24,490,954   105,038,053   174,046,758
-----------------------------------------------------------------------------------------------------------------------------------
Total                                                        $6,265,718   $4,200,220   $24,490,954  $105,038,053  $174,046,758
-----------------------------------------------------------------------------------------------------------------------------------

                                                              Fid VIP       FTVIPT       FTVIPT        FTVIPT       GS VIT
                                                             Overseas,   Frank Real   Frank Sm Cap    Temp For      Core Sm
Price Level                                                   Serv Cl     Est, Cl 2     Val, Cl 2     Sec, Cl 2     Cap Eq
                                                            -----------------------------------------------------------------------
0.65%                                                       $        --  $        --   $        --   $        --  $        --
0.90%                                                        33,264,630   78,066,858    30,765,317    55,115,511   12,312,965
-----------------------------------------------------------------------------------------------------------------------------------
Total                                                       $33,264,630  $78,066,858   $30,765,317   $55,115,511  $12,312,965
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
39  AMERICAN EXPRESS VARIABLE SECOND-TO-DIE LIFE INSURANCE -- 2004 ANNUAL REPORT

                                                               GS VIT       GS VIT      Janus Aspen   Janus Aspen    Janus Aspen
                                                                Core       Mid Cap      Global Tech,    Intl Gro,    Mid Cap Gro,
Price Level                                                   U.S. Eq        Val            Serv          Serv          Serv
                                                            -----------------------------------------------------------------------
0.65%                                                       $        --  $         --    $       --   $        --   $        --
0.90%                                                        40,221,320   104,138,317     7,866,085    30,575,440    11,320,288
-----------------------------------------------------------------------------------------------------------------------------------
Total                                                       $40,221,320  $104,138,317    $7,866,085   $30,575,440   $11,320,288
-----------------------------------------------------------------------------------------------------------------------------------

                                                              Lazard       MFS Inv         MFS         Put VT      Put VT Intl
                                                              Retire     Gro Stock,      New Dis,     Hi Yield,     New Opp,
Price Level                                                   Intl Eq      Serv Cl      Serv Cl         Cl IB        Cl IB
                                                            -----------------------------------------------------------------------
0.65%                                                       $        --  $        --   $        --   $        --   $        --
0.90%                                                        31,308,757   30,398,128    28,605,085    17,974,997    12,977,353
-----------------------------------------------------------------------------------------------------------------------------------
Total                                                       $31,308,757  $30,398,128   $28,605,085   $17,974,997   $12,977,353
-----------------------------------------------------------------------------------------------------------------------------------

                                                                Put VT        Put VT
                                                                New Opp,       Vista,       Royce       Third Ave     Wanger Intl
Price Level                                                      Cl IA         Cl IB      Micro-Cap        Val           Sm Cap
                                                            -----------------------------------------------------------------------
0.65%                                                         $         --  $        --  $        --   $         --   $        --
0.90%                                                          218,800,204   12,897,761   103,546,114   117,961,095    56,599,547
-----------------------------------------------------------------------------------------------------------------------------------
Total                                                         $218,800,204  $12,897,761  $103,546,114  $117,961,095   $56,599,547
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                                       Wanger
Price Level                                                                                                          U.S. Sm Co
                                                                                                                -------------------
0.65%                                                                                                                $        --
0.90%                                                                                                                 89,904,243
-----------------------------------------------------------------------------------------------------------------------------------
Total                                                                                                                $89,904,243
-----------------------------------------------------------------------------------------------------------------------------------

9. FINANCIAL HIGHLIGHTS

The following is a summary for each period in the four year period ended Dec. 31, 2004 of units, net assets and investment income ratios in addition to the accumulation unit values, total returns and expense ratios for life insurance policies with the highest and lowest expense. The majority of these subaccounts only offer one price level.

                                         At Dec. 31                                    For the year ended Dec. 31
                        -------------------------------------------------  --------------------------------------------------------
                                           Accumulation                      Investment   Expense ratio         Total return
                            Units           unit value       Net assets        income      lowest to              lowest to
                            (000s)      lowest to highest       (000s)        ratio(1)     highest(2)             highest(3)
                        -----------------------------------------------------------------------------------------------------------
AXP VP Cash Mgmt

2004                        79,776     $1.00    to  $1.06      $84,209         0.86%    0.65% to  0.90%      0.19%(4)  to  (0.17%)
2003                        30,104     $1.06    to  $1.06      $31,859         0.51%    0.90% to  0.90%      0.00%     to   0.00%
2002                        30,036     $1.06    to  $1.06      $31,911         1.14%    0.90% to  0.90%      0.00%     to   0.00%
2001                        21,573     $1.06    to  $1.06      $22,864         3.13%    0.90% to  0.90%      2.91%     to   2.91%
-----------------------------------------------------------------------------------------------------------------------------------

AXP VP Div Bond

2004                        97,307     $1.03    to  $1.28     $124,277         3.90%    0.65% to  0.90%      3.29%(4)  to   3.56%
2003                        30,825     $1.24    to  $1.24      $38,240         3.56%    0.90% to  0.90%      3.33%     to   3.33%
2002                        25,601     $1.20    to  $1.20      $30,671         5.11%    0.90% to  0.90%      4.35%     to   4.35%
2001                        11,758     $1.15    to  $1.15      $13,468         6.31%    0.90% to  0.90%      7.48%     to   7.48%
-----------------------------------------------------------------------------------------------------------------------------------

AXP VP Div Eq Inc
2004                       112,731     $1.31    to  $1.31     $148,035         1.64%    0.90% to  0.90%     17.15%     to  17.15%
2003                        52,001     $1.12    to  $1.12      $58,292         1.61%    0.90% to  0.90%     40.00%     to  40.00%
2002                        33,573     $0.80    to  $0.80      $26,902         1.63%    0.90% to  0.90%    (20.00%)    to (20.00%)
2001                        14,695     $1.00    to  $1.00      $14,674         1.41%    0.90% to  0.90%      1.01%     to   1.01%
-----------------------------------------------------------------------------------------------------------------------------------

AXP VP Global Bond
2004                        15,432     $1.50    to  $1.50      $23,096         4.10%    0.90% to  0.90%      9.04%     to   9.04%
2003                        10,179     $1.37    to  $1.37      $13,972         7.40%    0.90% to  0.90%     11.38%     to  11.38%
2002                         5,217     $1.23    to  $1.23       $6,393         4.82%    0.90% to  0.90%     13.89%     to  13.89%
2001                         1,541     $1.08    to  $1.08       $1,657         4.25%    0.90% to  0.90%      0.93%     to   0.93%
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
40  AMERICAN EXPRESS VARIABLE SECOND-TO-DIE LIFE INSURANCE -- 2004 ANNUAL REPORT

                                         At Dec. 31                                    For the year ended Dec. 31
                        -------------------------------------------------  --------------------------------------------------------
                                           Accumulation                      Investment   Expense ratio         Total return
                            Units           unit value       Net assets        income      lowest to              lowest to
                            (000s)      lowest to highest       (000s)        ratio(1)     highest(2)             highest(3)
                        -----------------------------------------------------------------------------------------------------------
AXP VP Gro

2004                        63,795     $0.50    to  $0.50      $31,848         0.33%    0.90% to  0.90%      7.46%     to   7.46%
2003                        56,630     $0.46    to  $0.46      $26,309         0.21%    0.90% to  0.90%     17.95%     to  17.95%
2002                        29,573     $0.39    to  $0.39      $11,415         0.09%    0.90% to  0.90%    (26.42%)    to (26.42%)
2001                        18,390     $0.53    to  $0.53       $9,693           --     0.90% to  0.90%    (31.17%)    to (31.17%)
-----------------------------------------------------------------------------------------------------------------------------------

AXP VP Hi Yield Bond

2004                        47,910     $1.22    to  $1.22      $58,611         6.97%    0.90% to  0.90%     10.40%     to  10.40%
2003                        35,448     $1.11    to  $1.11      $39,284         7.56%    0.90% to  0.90%     24.72%     to  24.72%
2002                        17,181     $0.89    to  $0.89      $15,347         7.65%    0.90% to  0.90%     (7.29%)    to  (7.29%)
2001                         7,416     $0.96    to  $0.96       $7,150        10.78%    0.90% to  0.90%      3.23%     to   3.23%
-----------------------------------------------------------------------------------------------------------------------------------

AXP VP Lg Cap Eq

2004                       782,402     $1.06    to  $0.72     $562,234         1.04%    0.65% to  0.90%      6.25%(4)  to   4.94%
2003                         8,140     $0.68    to  $0.68       $5,558         0.63%    0.90% to  0.90%     28.30%     to  28.30%
2002                         2,365     $0.53    to  $0.53       $1,261         0.56%    0.90% to  0.90%    (23.19%)    to (23.19%)
2001                           904     $0.69    to  $0.69         $624         0.41%    0.90% to  0.90%    (18.82%)    to (18.82%)
-----------------------------------------------------------------------------------------------------------------------------------

AXP VP Managed

2004                       382,279     $1.08    to  $0.95     $364,765         2.02%    0.65% to  0.90%      8.14%(4)  to   8.62%
2003                         9,053     $0.87    to  $0.87       $7,915         2.29%    0.90% to  0.90%     19.18%     to  19.18%
2002                         5,364     $0.73    to  $0.73       $3,935         2.69%    0.90% to  0.90%    (14.12%)    to (14.12%)
2001                         3,221     $0.85    to  $0.85       $2,738         2.63%    0.90% to  0.90%    (11.46%)    to (11.46%)
-----------------------------------------------------------------------------------------------------------------------------------

AXP VP New Dim

2004                       182,073     $0.84    to  $0.84     $152,530         1.05%    0.90% to  0.90%      2.35%     to   2.35%
2003                       172,471     $0.82    to  $0.82     $141,167         0.68%    0.90% to  0.90%     24.24%     to  24.24%
2002                       134,661     $0.66    to  $0.66      $89,327         0.52%    0.90% to  0.90%    (23.26%)    to (23.26%)
2001                        82,787     $0.86    to  $0.86      $70,947         0.26%    0.90% to  0.90%    (17.31%)    to (17.31%)
-----------------------------------------------------------------------------------------------------------------------------------

AXP VP S&P 500

2004                        59,186     $0.84    to  $0.84      $49,584         1.51%    0.90% to  0.90%      9.28%     to   9.28%
2003                        42,898     $0.77    to  $0.77      $32,887         1.21%    0.90% to  0.90%     28.33%     to  28.33%
2002                        27,757     $0.60    to  $0.60      $16,779         1.01%    0.90% to  0.90%    (24.05%)    to (24.05%)
2001                        11,971     $0.79    to  $0.79       $9,411         1.03%    0.90% to  0.90%    (13.19%)    to (13.19%)
-----------------------------------------------------------------------------------------------------------------------------------

AXP VP Short Duration

2004                        40,584     $1.00    to  $1.19      $47,974         2.44%    0.65% to  0.90%      0.49%(4)  to  (0.05%)
2003                        21,369     $1.19    to  $1.19      $25,493         2.29%    0.90% to  0.90%      0.00%     to   0.00%
2002                        15,724     $1.19    to  $1.19      $18,645         2.89%    0.90% to  0.90%      5.31%     to   5.31%
2001                         4,257     $1.13    to  $1.13       $4,813         4.42%    0.90% to  0.90%      5.61%     to   5.61%
-----------------------------------------------------------------------------------------------------------------------------------

AXP VP Sm Cap Adv

2004                        22,286     $1.31    to  $1.31      $29,099           --     0.90% to  0.90%     17.48%     to  17.48%
2003                        15,293     $1.11    to  $1.11      $16,996           --     0.90% to  0.90%     46.05%     to  46.05%
2002                         8,489     $0.76    to  $0.76       $6,438           --     0.90% to  0.90%    (17.39%)    to (17.39%)
2001                         4,264     $0.92    to  $0.92       $3,935           --     0.90% to  0.90%     (8.00%)    to  (8.00%)
-----------------------------------------------------------------------------------------------------------------------------------

AXP VP Strategy Aggr

2004                        15,689     $0.54    to  $0.54       $8,442           --     0.90% to  0.90%      8.42%     to   8.42%
2003                        15,708     $0.50    to  $0.50       $7,796           --     0.90% to  0.90%     28.21%     to  28.21%
2002                        13,007     $0.39    to  $0.39       $5,057           --     0.90% to  0.90%    (32.76%)    to (32.76%)
2001                         9,945     $0.58    to  $0.58       $5,733         0.23%    0.90% to  0.90%    (33.33%)    to (33.33%)
-----------------------------------------------------------------------------------------------------------------------------------

AXP VP THDL Emer Mkts

2004                         8,666     $1.21    to  $1.21      $10,529         3.35%    0.90% to  0.90%     23.03%     to  23.03%
2003                         3,110     $0.99    to  $0.99       $3,071         1.88%    0.90% to  0.90%     39.44%     to  39.44%
2002                         1,680     $0.71    to  $0.71       $1,193           --     0.90% to  0.90%     (6.58%)    to  (6.58%)
2001                           370     $0.76    to  $0.76         $280         0.02%    0.90% to  0.90%     (2.56%)    to  (2.56%)
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
41  AMERICAN EXPRESS VARIABLE SECOND-TO-DIE LIFE INSURANCE -- 2004 ANNUAL REPORT

                                         At Dec. 31                                    For the year ended Dec. 31
                        -------------------------------------------------  --------------------------------------------------------
                                           Accumulation                      Investment   Expense ratio         Total return
                            Units           unit value       Net assets        income      lowest to              lowest to
                            (000s)      lowest to highest       (000s)        ratio(1)     highest(2)             highest(3)
                        -----------------------------------------------------------------------------------------------------------
AXP VP THDL Intl

2004                       279,405     $0.73    to  $0.73     $203,066         1.13%    0.90% to  0.90%     16.36%     to  16.36%
2003                         4,591     $0.62    to  $0.62       $2,868         0.94%    0.90% to  0.90%     26.53%     to  26.53%
2002                         2,713     $0.49    to  $0.49       $1,335         1.03%    0.90% to  0.90%    (19.67%)    to (19.67%)
2001                         1,636     $0.61    to  $0.61         $993         1.29%    0.90% to  0.90%    (29.07%)    to (29.07%)
-----------------------------------------------------------------------------------------------------------------------------------

AIM VI Cap Appr, Ser I

2004                        24,807     $0.68    to  $0.68      $16,820           --     0.90% to  0.90%      5.67%     to   5.67%
2003                        16,294     $0.64    to  $0.64      $10,455           --     0.90% to  0.90%     28.00%     to  28.00%
2002                        11,893     $0.50    to  $0.50       $5,945           --     0.90% to  0.90%    (25.37%)    to (25.37%)
2001                         6,567     $0.67    to  $0.67       $4,380           --     0.90% to  0.90%    (23.86%)    to (23.86%)
-----------------------------------------------------------------------------------------------------------------------------------

AIM VI Cap Dev, Ser I

2004                        11,772     $1.09    to  $1.09      $12,859           --     0.90% to  0.90%     14.46%     to  14.46%
2003                         9,204     $0.95    to  $0.95       $8,783           --     0.90% to  0.90%     33.80%     to  33.80%
2002                         6,829     $0.71    to  $0.71       $4,858           --     0.90% to  0.90%    (21.98%)    to (21.98%)
2001                         4,199     $0.91    to  $0.91       $3,833           --     0.90% to  0.90%     (9.00%)    to  (9.00%)
-----------------------------------------------------------------------------------------------------------------------------------

AIM VI Core Eq, Ser I

2004                       208,156     $1.52    to  $1.52     $315,508         0.96%    0.90% to  0.90%      7.99%     to   7.99%
2003                       230,404     $1.40    to  $1.40     $323,384         1.01%    0.90% to  0.90%     22.81%     to  22.81%
2002                       244,398     $1.14    to  $1.14     $278,193         0.32%    0.90% to  0.90%    (16.18%)    to (16.18%)
2001                       261,263     $1.36    to  $1.36     $355,473         0.05%    0.90% to  0.90%    (23.60%)    to (23.60%)
-----------------------------------------------------------------------------------------------------------------------------------

AC VP Intl, Cl I

2004                        33,765     $0.71    to  $0.71      $23,818         0.52%    0.90% to  0.90%     13.89%     to  13.89%
2003                        29,187     $0.62    to  $0.62      $18,077         0.67%    0.90% to  0.90%     24.00%     to  24.00%
2002                        21,650     $0.50    to  $0.50      $10,872         0.62%    0.90% to  0.90%    (21.88%)    to (21.88%)
2001                        10,087     $0.64    to  $0.64       $6,419         0.03%    0.90% to  0.90%    (29.67%)    to (29.67%)
-----------------------------------------------------------------------------------------------------------------------------------

AC VP Val, Cl I

2004                        73,576     $1.45    to  $1.45     $106,533         0.96%    0.90% to  0.90%     13.31%     to  13.31%
2003                        65,557     $1.28    to  $1.28      $83,773         1.00%    0.90% to  0.90%     28.00%     to  28.00%
2002                        53,830     $1.00    to  $1.00      $53,869         0.70%    0.90% to  0.90%    (13.79%)    to (13.79%)
2001                        28,326     $1.16    to  $1.16      $32,735         0.73%    0.90% to  0.90%     12.62%     to  12.62%
-----------------------------------------------------------------------------------------------------------------------------------

Calvert VS Social Bal

2004                         6,330     $0.99    to  $0.99       $6,266         2.03%    0.90% to  0.90%      7.29%     to   7.29%
2003                         4,376     $0.92    to  $0.92       $4,037         2.39%    0.90% to  0.90%     17.95%     to  17.95%
2002                         2,712     $0.78    to  $0.78       $2,116         3.89%    0.90% to  0.90%    (13.33%)    to (13.33%)
2001                         1,190     $0.90    to  $0.90       $1,066         8.94%    0.90% to  0.90%     (7.22%)    to  (7.22%)
-----------------------------------------------------------------------------------------------------------------------------------

CS Mid-Cap Gro

2004                         4,636     $0.91    to  $0.91       $4,200           --     0.90% to  0.90%     12.11%     to  12.11%
2003                         3,829     $0.81    to  $0.81       $3,093           --     0.90% to  0.90%     42.11%     to  42.11%
2002                         2,256     $0.57    to  $0.57       $1,282           --     0.90% to  0.90%    (29.63%)    to (29.63%)
2001                         1,795     $0.81    to  $0.81       $1,457           --     0.90% to  0.90%    (17.35%)    to (17.35%)
-----------------------------------------------------------------------------------------------------------------------------------

CS Sm Cap Gro

2004                        19,786     $1.24    to  $1.24      $24,491           --     0.90% to  0.90%      9.88%     to   9.88%
2003                        20,945     $1.13    to  $1.13      $23,595           --     0.90% to  0.90%     46.75%     to  46.75%
2002                        19,146     $0.77    to  $0.77      $14,651           --     0.90% to  0.90%    (33.62%)    to (33.62%)
2001                        15,952     $1.16    to  $1.16      $18,575           --     0.90% to  0.90%    (17.14%)    to (17.14%)
-----------------------------------------------------------------------------------------------------------------------------------

Fid VIP Gro & Inc, Serv Cl

2004                       110,690     $0.95    to  $0.95     $105,038         0.71%    0.90% to  0.90%      4.81%     to   4.81%
2003                        85,401     $0.91    to  $0.91      $77,322         0.85%    0.90% to  0.90%     22.97%     to  22.97%
2002                        48,405     $0.74    to  $0.74      $35,779         0.78%    0.90% to  0.90%    (17.78%)    to (17.78%)
2001                        16,413     $0.90    to  $0.90      $14,694         0.33%    0.90% to  0.90%     (9.09%)    to  (9.09%)
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
42  AMERICAN EXPRESS VARIABLE SECOND-TO-DIE LIFE INSURANCE -- 2004 ANNUAL REPORT

                                         At Dec. 31                                    For the year ended Dec. 31
                        -------------------------------------------------  --------------------------------------------------------
                                           Accumulation                      Investment   Expense ratio         Total return
                            Units           unit value       Net assets        income      lowest to              lowest to
                            (000s)      lowest to highest       (000s)        ratio(1)     highest(2)             highest(3)
                        -----------------------------------------------------------------------------------------------------------
Fid VIP Mid Cap, Serv Cl

2004                       101,848     $1.71    to  $1.71     $174,047           --     0.90% to  0.90%     23.65%     to  23.65%
2003                        77,767     $1.38    to  $1.38     $107,473         0.26%    0.90% to  0.90%     36.63%     to  36.63%
2002                        52,717     $1.01    to  $1.01      $53,068         0.59%    0.90% to  0.90%    (10.62%)    to (10.62%)
2001                        23,651     $1.13    to  $1.13      $26,662           --     0.90% to  0.90%     (4.24%)    to  (4.24%)
-----------------------------------------------------------------------------------------------------------------------------------

Fid VIP Overseas, Serv Cl

2004                        38,347     $0.87    to  $0.87      $33,265         0.85%    0.90% to  0.90%     12.46%     to  12.46%
2003                        21,422     $0.77    to  $0.77      $16,524         0.59%    0.90% to  0.90%     42.59%     to  42.59%
2002                        12,601     $0.54    to  $0.54       $6,848         0.53%    0.90% to  0.90%    (21.74%)    to (21.74%)
2001                         6,414     $0.69    to  $0.69       $4,415         2.48%    0.90% to  0.90%    (21.59%)    to (21.59%)
-----------------------------------------------------------------------------------------------------------------------------------

FTVIPT Frank Real Est, Cl 2

2004                        35,479     $2.20    to  $2.20      $78,067         1.84%    0.90% to  0.90%     30.62%     to  30.62%
2003                        25,551     $1.68    to  $1.68      $43,044         2.45%    0.90% to  0.90%     34.40%     to  34.40%
2002                        17,027     $1.25    to  $1.25      $21,320         2.56%    0.90% to  0.90%      0.81%     to   0.81%
2001                         5,495     $1.24    to  $1.24       $6,801         2.84%    0.90% to  0.90%      6.90%     to   6.90%
-----------------------------------------------------------------------------------------------------------------------------------

FTVIPT Frank Sm Cap Val, Cl 2

2004                        16,640     $1.85    to  $1.85      $30,765         0.17%    0.90% to  0.90%     22.64%     to  22.64%
2003                        11,574     $1.51    to  $1.51      $17,450         0.21%    0.90% to  0.90%     31.30%     to  31.30%
2002                         8,488     $1.15    to  $1.15       $9,773         0.37%    0.90% to  0.90%    (10.16%)    to (10.16%)
2001                         3,004     $1.28    to  $1.28       $3,847         0.28%    0.90% to  0.90%     12.28%     to  12.28%
-----------------------------------------------------------------------------------------------------------------------------------

FTVIPT Temp For Sec, Cl 2

2004                        49,330     $1.12    to  $1.12      $55,116         1.06%    0.90% to  0.90%     17.47%     to  17.47%
2003                        40,085     $0.95    to  $0.95      $38,127         1.69%    0.90% to  0.90%     30.14%     to  30.14%
2002                        26,610     $0.73    to  $0.73      $19,316         1.56%    0.90% to  0.90%    (18.89%)    to (18.89%)
2001                        12,596     $0.90    to  $0.90      $11,328         2.82%    0.90% to  0.90%    (16.67%)    to (16.67%)
-----------------------------------------------------------------------------------------------------------------------------------

GS VIT Core Sm Cap Eq

2004                         8,325     $1.48    to  $1.48      $12,313         0.20%    0.90% to  0.90%     15.28%     to  15.28%
2003                         7,358     $1.28    to  $1.28       $9,440         0.27%    0.90% to  0.90%     43.82%     to  43.82%
2002                         5,662     $0.89    to  $0.89       $5,020         0.36%    0.90% to  0.90%    (15.24%)    to (15.24%)
2001                         2,459     $1.05    to  $1.05       $2,588         0.60%    0.90% to  0.90%      2.94%     to   2.94%
-----------------------------------------------------------------------------------------------------------------------------------

GS VIT Core U.S. Eq

2004                        44,939     $0.90    to  $0.90      $40,221         1.62%    0.90% to  0.90%     13.91%     to  13.91%
2003                        20,584     $0.79    to  $0.79      $16,173         0.88%    0.90% to  0.90%     29.51%     to  29.51%
2002                        14,220     $0.61    to  $0.61       $8,707         0.78%    0.90% to  0.90%    (22.78%)    to (22.78%)
2001                         6,234     $0.79    to  $0.79       $4,932         0.83%    0.90% to  0.90%    (13.19%)    to (13.19%)
-----------------------------------------------------------------------------------------------------------------------------------

GS VIT Mid Cap Val

2004                        52,199     $2.00    to  $2.00     $104,138         0.70%    0.90% to  0.90%     24.76%     to  24.76%
2003                        38,494     $1.60    to  $1.60      $61,557         1.05%    0.90% to  0.90%     26.98%     to  26.98%
2002                        27,025     $1.26    to  $1.26      $33,965         1.50%    0.90% to  0.90%     (5.26%)    to  (5.26%)
2001                         9,095     $1.33    to  $1.33      $12,096         2.49%    0.90% to  0.90%     10.83%     to  10.83%
-----------------------------------------------------------------------------------------------------------------------------------

Janus Aspen Global Tech, Serv

2004                        20,793     $0.38    to  $0.38       $7,866           --     0.90% to  0.90%     (0.34%)    to  (0.34%)
2003                        20,019     $0.38    to  $0.38       $7,599           --     0.90% to  0.90%     46.15%     to  46.15%
2002                        17,740     $0.26    to  $0.26       $4,639           --     0.90% to  0.90%    (42.22%)    to (42.22%)
2001                        12,969     $0.45    to  $0.45       $5,794         0.66%    0.90% to  0.90%    (37.50%)    to (37.50%)
-----------------------------------------------------------------------------------------------------------------------------------

Janus Aspen Intl Gro, Serv

2004                        41,781     $0.73    to  $0.73      $30,575         0.86%    0.90% to  0.90%     17.62%     to  17.62%
2003                        42,310     $0.62    to  $0.62      $26,324         0.99%    0.90% to  0.90%     31.91%     to  31.91%
2002                        41,200     $0.47    to  $0.47      $19,226         0.72%    0.90% to  0.90%    (25.40%)    to (25.40%)
2001                        24,849     $0.63    to  $0.63      $15,760         0.78%    0.90% to  0.90%    (25.00%)    to (25.00%)
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
43  AMERICAN EXPRESS VARIABLE SECOND-TO-DIE LIFE INSURANCE -- 2004 ANNUAL REPORT

                                         At Dec. 31                                    For the year ended Dec. 31
                        -------------------------------------------------  --------------------------------------------------------
                                           Accumulation                      Investment   Expense ratio         Total return
                            Units           unit value       Net assets        income      lowest to              lowest to
                            (000s)      lowest to highest       (000s)        ratio(1)     highest(2)             highest(3)
                        -----------------------------------------------------------------------------------------------------------
Janus Aspen Mid Cap Gro, Serv

2004                        22,149     $0.51    to  $0.51      $11,320           --     0.90% to  0.90%     19.40%     to  19.40%
2003                        24,625     $0.43    to  $0.43      $10,541           --     0.90% to  0.90%     34.38%     to  34.38%
2002                        23,673     $0.32    to  $0.32       $7,587           --     0.90% to  0.90%    (28.89%)    to (28.89%)
2001                        17,310     $0.45    to  $0.45       $7,787           --     0.90% to  0.90%    (40.00%)    to (40.00%)
-----------------------------------------------------------------------------------------------------------------------------------

Lazard Retire Intl Eq

2004                        33,680     $0.93    to  $0.93      $31,309         0.54%    0.90% to  0.90%     13.95%     to  13.95%
2003                        23,615     $0.82    to  $0.82      $19,265         0.36%    0.90% to  0.90%     28.13%     to  28.13%
2002                         9,601     $0.64    to  $0.64       $6,149         0.09%    0.90% to  0.90%    (11.11%)    to (11.11%)
2001                         4,159     $0.72    to  $0.72       $3,011         0.01%    0.90% to  0.90%    (25.00%)    to (25.00%)
-----------------------------------------------------------------------------------------------------------------------------------

MFS Inv Gro Stock, Serv Cl

2004                        47,014     $0.65    to  $0.65      $30,398           --     0.90% to  0.90%      8.01%     to   8.01%
2003                        40,588     $0.60    to  $0.60      $24,297           --     0.90% to  0.90%     22.45%     to  22.45%
2002                        29,771     $0.49    to  $0.49      $14,668           --     0.90% to  0.90%    (28.99%)    to (28.99%)
2001                        16,764     $0.69    to  $0.69      $11,529         0.04%    0.90% to  0.90%    (25.00%)    to (25.00%)
-----------------------------------------------------------------------------------------------------------------------------------

MFS New Dis, Serv Cl

2004                        33,509     $0.85    to  $0.85      $28,605           --     0.90% to  0.90%      5.26%     to   5.26%
2003                        32,962     $0.81    to  $0.81      $26,732           --     0.90% to  0.90%     32.79%     to  32.79%
2002                        27,079     $0.61    to  $0.61      $16,607           --     0.90% to  0.90%    (32.97%)    to (32.97%)
2001                        13,315     $0.91    to  $0.91      $12,083           --     0.90% to  0.90%     (6.19%)    to  (6.19%)
-----------------------------------------------------------------------------------------------------------------------------------

Put VT Hi Yield, Cl IB

2004                        14,352     $1.25    to  $1.25      $17,975         7.94%    0.90% to  0.90%      9.55%     to   9.55%
2003                        12,550     $1.14    to  $1.14      $14,347         8.74%    0.90% to  0.90%     25.27%     to  25.27%
2002                         8,008     $0.91    to  $0.91       $7,300        10.20%    0.90% to  0.90%     (2.15%)    to  (2.15%)
2001                         4,713     $0.93    to  $0.93       $4,367        11.98%    0.90% to  0.90%      3.33%     to   3.33%
-----------------------------------------------------------------------------------------------------------------------------------

Put VT Intl New Opp, Cl IB

2004                        20,093     $0.65    to  $0.65      $12,977         0.97%    0.90% to  0.90%     12.33%     to  12.33%
2003                        19,531     $0.58    to  $0.58      $11,231         0.29%    0.90% to  0.90%     31.82%     to  31.82%
2002                        17,014     $0.44    to  $0.44       $7,411         0.60%    0.90% to  0.90%    (13.73%)    to (13.73%)
2001                        12,062     $0.51    to  $0.51       $6,138           --     0.90% to  0.90%    (29.17%)    to (29.17%)
-----------------------------------------------------------------------------------------------------------------------------------

Put VT New Opp, Cl IA

2004                       175,130     $1.25    to  $1.25     $218,800           --     0.90% to  0.90%      9.58%     to   9.58%
2003                       199,866     $1.14    to  $1.14     $227,873           --     0.90% to  0.90%     31.03%     to  31.03%
2002                       216,999     $0.87    to  $0.87     $188,119           --     0.90% to  0.90%    (30.40%)    to (30.40%)
2001                       229,366     $1.25    to  $1.25     $287,830           --     0.90% to  0.90%    (30.94%)    to (30.94%)
-----------------------------------------------------------------------------------------------------------------------------------

Put VT Vista, Cl IB

2004                        20,265     $0.64    to  $0.64      $12,898           --     0.90% to  0.90%     17.54%     to  17.54%
2003                        21,383     $0.54    to  $0.54      $11,578           --     0.90% to  0.90%     31.71%     to  31.71%
2002                        19,518     $0.41    to  $0.41       $8,008           --     0.90% to  0.90%    (31.67%)    to (31.67%)
2001                        14,087     $0.60    to  $0.60       $8,403           --     0.90% to  0.90%    (34.07%)    to (34.07%)
-----------------------------------------------------------------------------------------------------------------------------------

Royce Micro-Cap

2004                        48,764     $2.12    to  $2.12     $103,546           --     0.90% to  0.90%     12.83%     to  12.83%
2003                        40,575     $1.88    to  $1.88      $76,363           --     0.90% to  0.90%     48.03%     to  48.03%
2002                        30,316     $1.27    to  $1.27      $38,595           --     0.90% to  0.90%    (13.61%)    to (13.61%)
2001                         9,733     $1.47    to  $1.47      $14,351           --     0.90% to  0.90%     27.83%     to  27.83%
-----------------------------------------------------------------------------------------------------------------------------------

Third Ave Val

2004                        55,869     $2.11    to  $2.11     $117,961         0.55%    0.90% to  0.90%     18.82%     to  18.82%
2003                        49,539     $1.78    to  $1.78      $88,028         0.20%    0.90% to  0.90%     41.27%     to  41.27%
2002                        39,900     $1.26    to  $1.26      $50,193         0.22%    0.90% to  0.90%    (11.27%)    to (11.27%)
2001                        19,731     $1.42    to  $1.42      $28,054         0.14%    0.90% to  0.90%     12.70%     to  12.70%
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
44  AMERICAN EXPRESS VARIABLE SECOND-TO-DIE LIFE INSURANCE -- 2004 ANNUAL REPORT

                                         At Dec. 31                                    For the year ended Dec. 31
                        -------------------------------------------------  --------------------------------------------------------
                                           Accumulation                      Investment   Expense ratio         Total return
                            Units           unit value       Net assets        income      lowest to              lowest to
                            (000s)      lowest to highest       (000s)        ratio(1)     highest(2)             highest(3)
                        -----------------------------------------------------------------------------------------------------------
Wanger Intl Sm Cap

2004                        60,059     $0.94    to  $0.94      $56,600         0.57%    0.90% to  0.90%     29.10%     to  29.10%
2003                        35,694     $0.73    to  $0.73      $26,055         0.26%    0.90% to  0.90%     48.98%     to  48.98%
2002                        21,097     $0.49    to  $0.49      $10,437           --     0.90% to  0.90%    (15.52%)    to (15.52%)
2001                         8,157     $0.58    to  $0.58       $4,725           --     0.90% to  0.90%    (21.62%)    to (21.62%)
-----------------------------------------------------------------------------------------------------------------------------------

Wanger U.S. Sm Co

2004                        56,162     $1.60    to  $1.60      $89,904           --     0.90% to  0.90%     17.27%     to  17.27%
2003                        38,763     $1.37    to  $1.37      $52,913           --     0.90% to  0.90%     42.71%     to  42.71%
2002                        23,134     $0.96    to  $0.96      $22,248           --     0.90% to  0.90%    (17.95%)    to (17.95%)
2001                         8,497     $1.17    to  $1.17       $9,912         0.03%    0.90% to  0.90%     10.38%     to  10.38%
-----------------------------------------------------------------------------------------------------------------------------------
 (1)   These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude variable account expenses that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. These ratios are annualized for periods less than one year.

 (2) These ratios represent the annualized policy expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying fund are excluded.

 (3) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

  (4) Operations commenced on July 9, 2004.

--------------------------------------------------------------------------------
45  AMERICAN EXPRESS VARIABLE SECOND-TO-DIE LIFE INSURANCE -- 2004 ANNUAL REPORT

IDS Life Insurance Company
--------------------------------------------------------------------------------

Report of Independent Registered Public Accounting Firm

THE BOARD OF DIRECTORS
IDS LIFE INSURANCE COMPANY

We have audited the accompanying consolidated balance sheets of IDS Life Insurance Company (a wholly owned subsidiary of American Express Financial Corporation) as of December 31, 2004 and 2003, and the related consolidated statements of income, stockholder's equity and cash flows for each of the three years in the period ended December 31, 2004. These financial statements are the responsibility of IDS Life Insurance Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of IDS Life Insurance Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of IDS Life Insurance Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of IDS Life Insurance Company as of December 31, 2004 and 2003, and the results of its operations and its cash flows for each of the years in the period ended December 31, 2004, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 1 to the consolidated financial statements, in 2004 IDS Life Insurance Company adopted the provision of the American Institute of Certified Public Accountants Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" and in 2003 adopted the provisions of Financial Accounting Standards Board Interpretation No. 46 (revised December
2003), "Consolidation of Variable Interest Entities."

                                                           /s/ Ernst & Young LLP

Minneapolis, Minnesota

February 18, 2005

--------------------------------------------------------------------------------
1

IDS Life Insurance Company
--------------------------------------------------------------------------------

CONSOLIDATED BALANCE SHEETS

December 31, (Thousands, except share data)                                                             2004          2003

ASSETS
Investments: (Note 2)
Available-for-Sale:
   Fixed maturities, at fair value (amortized cost: 2004, $27,400,640; 2003, $26,596,709)         $28,131,195   $27,293,565
   Preferred and common stocks, at fair value (cost: 2004, $30,019; 2003, $30,019)                     31,256        31,046
Mortgage loans on real estate, at cost (less reserves: 2004, $45,347; 2003, $47,197)                2,923,542     3,180,020
Policy loans                                                                                          588,574       578,000
Trading securities and other investments                                                              753,298       801,871
----------------------------------------------------------------------------------------------------------------------------
      Total investments                                                                            32,427,865    31,884,502

Cash and cash equivalents                                                                             131,427       400,294
Restricted cash                                                                                       535,821       834,448
Amounts recoverable from reinsurers                                                                   876,408       754,514
Amounts due from brokers                                                                                7,109         1,792
Other accounts receivable                                                                              52,527        68,422
Accrued investment income                                                                             351,522       355,374
Deferred policy acquisition costs (Note 4)                                                          3,637,956     3,336,208
Deferred sales inducement costs (Note 5)                                                              302,997       278,971
Other assets                                                                                          308,398       253,858
Separate account assets                                                                            32,454,032    27,774,319
----------------------------------------------------------------------------------------------------------------------------
      Total assets                                                                                $71,086,062   $65,942,702
============================================================================================================================

LIABILITIES AND STOCKHOLDER'S EQUITY

Liabilities:
   Future policy benefits:
   Fixed annuities                                                                                $26,978,596   $26,376,944
   Variable annuity guarantees (Note 5)                                                                32,955            --
   Universal life-type insurance                                                                    3,689,639     3,569,882
   Traditional life insurance                                                                         271,516       254,641
   Disability income and long-term care insurance                                                   1,942,656     1,724,204
Policy claims and other policyholders' funds                                                           69,884        67,911
Amounts due to brokers                                                                                162,609       228,707
Deferred income taxes, net                                                                            141,202       139,814
Other liabilities                                                                                     437,418       408,444
Separate account liabilities                                                                       32,454,032    27,774,319
----------------------------------------------------------------------------------------------------------------------------
   Total liabilities                                                                               66,180,507    60,544,866
----------------------------------------------------------------------------------------------------------------------------

Commitments and contingencies
Stockholder's equity:
   Capital stock, $30 par value; 100,000 shares authorized, issued and outstanding                      3,000         3,000
   Additional paid-in capital                                                                       1,370,388     1,370,388
   Retained earnings                                                                                3,190,474     3,624,837
   Accumulated other comprehensive income (loss), net of tax:
      Net unrealized securities gains                                                                 370,615       405,456
      Net unrealized derivative losses                                                                (28,922)       (5,845)
----------------------------------------------------------------------------------------------------------------------------
         Total accumulated other comprehensive income                                                 341,693       399,611
----------------------------------------------------------------------------------------------------------------------------
            Total stockholder's equity                                                              4,905,555     5,397,836
Total liabilities and stockholder's equity                                                        $71,086,062   $65,942,702
============================================================================================================================

See Notes to Consolidated Financial Statements.

--------------------------------------------------------------------------------
2

IDS Life Insurance Company
--------------------------------------------------------------------------------

CONSOLIDATED STATEMENTS OF INCOME

Years ended December 31,
(Thousands)
                                                                                         2004           2003          2002
REVENUES
Premiums:
   Traditional life insurance                                                       $   68,335     $   64,890    $   60,740
   Disability income and long-term care insurance                                      283,608        284,111       273,737
----------------------------------------------------------------------------------------------------------------------------
      Total premiums                                                                   351,943        349,001       334,477
Net investment income                                                                1,777,446      1,705,185     1,562,592
Contractholder and policyholder charges                                                554,344        530,190       525,497
Mortality and expense risk and other fees                                              430,320        390,516       404,787
Net realized gain (loss) on investments                                                 27,292          4,445        (5,243)
----------------------------------------------------------------------------------------------------------------------------
      Total                                                                          3,141,345      2,979,337     2,822,110

BENEFITS AND EXPENSES

Death and other benefits:
   Traditional life insurance                                                           36,843         38,870        36,850
   Investment contracts and universal life-type insurance                              227,664        209,065       214,222
   Disability income and long-term care insurance                                       67,261         57,339        52,972
Increase (decrease) in liabilities for future policy benefits:
   Traditional life insurance                                                            1,381         (2,401)        2,841
   Disability income and long-term care insurance                                      123,289        142,532       134,605
Interest credited on investment contracts and universal life-type insurance          1,127,875      1,242,020     1,163,351
Amortization of deferred policy acquisition costs                                      260,778        264,308       320,629
Other insurance and operating expenses                                                 503,872        453,065       426,633
----------------------------------------------------------------------------------------------------------------------------
      Total                                                                          2,348,963      2,404,798     2,352,103
----------------------------------------------------------------------------------------------------------------------------
Income before income tax provision and accounting change                               792,382        574,539       470,007
Income tax provision                                                                   226,177         66,945        87,826
----------------------------------------------------------------------------------------------------------------------------
Income before accounting change                                                        566,205        507,594       382,181
Cumulative effect of accounting change, net of tax benefit (Note 1)                    (70,568)        44,463            --
----------------------------------------------------------------------------------------------------------------------------
Net income                                                                          $  495,637     $  552,057    $  382,181
============================================================================================================================

See Notes to Consolidated Financial Statements.

--------------------------------------------------------------------------------
3

IDS Life Insurance Company
--------------------------------------------------------------------------------

CONSOLIDATED STATEMENTS OF CASH FLOWS

Years ended December 31,
(Thousands)
                                                                                         2004           2003          2002

CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                                                         $   495,637   $    552,057  $    382,181
Adjustments to reconcile net income to net cash provided by (used in)
operating activities:
   Policy loans, excluding universal life-type insurance:
      Repayment                                                                         37,592         43,596        49,256
      Issuance                                                                         (39,230)       (34,490)      (35,345)
   Change in amounts recoverable from reinsurers                                      (121,894)      (121,004)     (104,344)
   Change in other accounts receivable                                                  15,895        (12,177)       (9,896)
   Change in accrued investment income                                                   3,852        (64,359)       (5,139)
   Change in deferred policy acquisition costs, net                                   (273,291)      (252,620)     (229,158)
   Change in liabilities for future policy benefits for traditional life,
   disability income and long-term care insurance                                      235,327        265,233       245,275
   Change in policy claims and other policyholder's funds                                1,973        (17,489)       13,521
   Deferred income tax provision (benefit)                                              70,574        (30,714)      116,995
   Change in other assets and liabilities, net                                         249,054       (177,937)      (18,568)
   Amortization of premium, net                                                         92,617        160,862        65,869
   Net realized (gain) loss on investments                                             (27,292)        (4,445)        5,243
   Trading securities, net                                                               6,788       (358,200)     (126,094)
   Net realized (gain) loss on trading securities                                      (37,460)       (30,400)        2,480
   Policyholder and contractholder charges, non-cash                                  (231,611)      (234,098)     (232,725)
   Cumulative effect of accounting change, net of tax benefit (Note 1)                  70,568        (44,463)           --
----------------------------------------------------------------------------------------------------------------------------
      Net cash provided by (used in) operating activities                              549,099       (360,648)      119,551
----------------------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM INVESTING ACTIVITIES

Available-for-Sale securities:
   Sales                                                                             1,603,285     12,232,235    10,093,228
   Maturities, sinking fund payments and calls                                       1,931,070      4,152,088     3,078,509
   Purchases                                                                        (4,392,522)   (20,527,995)  (16,287,891)
Other investments, excluding policy loans:
   Sales, maturities, sinking fund payments and calls                                  690,333        621,163       482,908
   Purchases                                                                          (402,235)      (438,336)     (390,092)
   Change in amounts due to and from brokers, net                                      (71,415)    (3,261,601)    1,693,251
----------------------------------------------------------------------------------------------------------------------------
      Net cash used in investing activities                                           (641,484)    (7,222,446)   (1,330,087)
----------------------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES

Activities related to investment contracts and universal life-type insurance:
   Considerations received                                                           2,350,426      4,267,115     4,638,111
   Interest credited to account values                                               1,127,875      1,242,020     1,163,351
   Surrenders and other benefits                                                    (2,715,847)    (2,235,889)   (1,655,631)
Universal life-type insurance policy loans:
   Repayment                                                                            84,281         85,760        89,346
   Issuance                                                                            (93,217)       (81,740)      (80,831)
Capital contribution                                                                        --        282,061       400,000
Cash dividend to American Express Financial Corporation                               (930,000)            --       (70,000)
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      Net cash (used in) provided by financing activities                             (176,482)     3,559,327     4,484,346
----------------------------------------------------------------------------------------------------------------------------
Net (decrease) increase in cash and cash equivalents                                  (268,867)    (4,023,767)    3,273,810
Cash and cash equivalents at beginning of year                                         400,294      4,424,061     1,150,251
----------------------------------------------------------------------------------------------------------------------------
Cash and cash equivalents at end of year                                           $   131,427   $    400,294  $  4,424,061
============================================================================================================================
Supplemental disclosures:
   Income taxes paid                                                               $   196,397   $    103,034  $         --
   Interest on borrowings                                                          $       411   $      2,926  $      7,623
   Non-cash ownership transfer of net assets of AEC to AEFC in 2003 (Note 8)       $        --   $    282,061  $         --

See Notes to Consolidated Financial Statements.

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IDS LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY

                                                                                  Accumulated Other
                                                                       Additional   Comprehensive                   Total
                                                          Capital       Paid-in    Income (Loss),   Retained    Stockholder's
For the three years ended December 31, 2004 (Thousands)    Stock        Capital      Net of Tax     Earnings       Equity
----------------------------------------------------------------------------------------------------------------------------
Balance, December 31, 2001                                 $3,000     $  688,327      $ 84,775     $3,042,660    $3,818,762
Comprehensive income:
   Net income                                                  --             --            --        382,181       382,181
   Net unrealized holding gains on Available-for-Sale
      securities  arising during the year, net of
      deferred policy acquisition costs of ($75,351)
      and income tax provision of ($228,502)                   --             --       424,360             --       424,360
   Reclassification adjustment for gains on
      Available-for-Sale securities  included in net
      income, net of income tax provision of ($5,645)          --             --       (10,484)            --       (10,484)
   Reclassification adjustment for gains on derivatives
      included in net income, net of income tax
      provision of ($305)                                      --             --          (568)            --          (568)
----------------------------------------------------------------------------------------------------------------------------
   Total comprehensive income                                  --             --            --             --       795,489
Capital contribution                                           --        400,000            --             --       400,000
Cash dividend to American Express Financial Corporation
(Note 8)                                                       --             --            --        (70,000)      (70,000)
----------------------------------------------------------------------------------------------------------------------------

Balance, December 31, 2002                                  3,000      1,088,327       498,083      3,354,841     4,944,251
Comprehensive income:
Net income                                                     --             --            --        552,057       552,057
   Net unrealized holding losses on Available-for-Sale
      securities arising during the year, net of deferred
      policy acquisition costs of ($5,594) and income tax
      benefit of $46,545                                       --             --       (79,470)            --       (79,470)
   Reclassification adjustment for gains on
      Available-for-Sale securities  included in net
      income, net of income tax provision of ($6,044)          --             --       (11,225)            --       (11,225)
   Net unrealized holding losses on derivatives arising
      during the year, net of income tax benefit of $3,663     --             --        (6,802)            --        (6,802)
   Reclassification adjustment for gains on derivatives
      included in net income, net of income tax
      provision of ($525)                                      --             --          (975)            --          (975)
----------------------------------------------------------------------------------------------------------------------------
   Total comprehensive income                                  --             --            --             --       453,585
Capital contribution                                           --        282,061            --             --       282,061
Non-cash dividend of American Express Corporation
   to American Express Financial Corporation (Note 8)          --             --            --       (282,061)     (282,061)
----------------------------------------------------------------------------------------------------------------------------

Balance, December 31, 2003                                  3,000      1,370,388       399,611      3,624,837     5,397,836
Comprehensive income:
Net income                                                     --             --            --        495,637       495,637
   Net unrealized holding losses on Available-for-Sale
      securities arising during the year, net of income
      tax benefit of $8,222 and net of adjustments to
      deferred policy acquisition costs of $8,857,
      deferred sales inducement costs of ($10,109),
      and fixed annuity liabilities of ($86,485).              --             --       (14,848)            --       (14,848)
   Reclassification adjustment for gains on
      Available-for-Sale securities included in net
      income, net of income tax provision of ($10,765)         --             --       (19,993)            --       (19,993)
   Net unrealized holding losses on derivatives
      arising during the year, net of income tax
      benefit of $11,901                                       --             --       (22,102)            --       (22,102)
   Reclassification adjustment for gains on derivatives
      included in net income, net of income
      tax provision of ($525)                                  --             --          (975)            --          (975)
----------------------------------------------------------------------------------------------------------------------------
   Total comprehensive income                                  --             --            --             --       437,719
Cash dividends to American Express Financial Corporation
(Note 8)                                                       --             --            --       (930,000)     (930,000)
----------------------------------------------------------------------------------------------------------------------------
Balance, December 31, 2004                                 $3,000     $1,370,388      $341,693     $3,190,474    $4,905,555
============================================================================================================================

See Notes to Consolidated Financial Statements.

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IDS LIFE INSURANCE COMPANY

Notes To Consolidated Financial Statements

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of business

IDS Life Insurance Company is a stock life insurance company organized under the laws of the State of Minnesota. IDS Life Insurance Company is a wholly owned subsidiary of American Express Financial Corporation (AEFC), which is a wholly owned subsidiary of American Express Company. IDS Life Insurance Company serves residents of the District of Columbia and all states except New York. IDS Life Insurance Company distributes its fixed and variable insurance and annuity products almost exclusively through the American Express Financial Advisors Inc. (AEFAI) retail sales force. IDS Life Insurance Company has four wholly owned life insurance company subsidiaries: IDS Life Insurance Company of New York, a New York stock life insurance company (IDS Life of New York); American Partners Life Insurance Company, an Arizona stock life insurance company (American Partners Life); American Enterprise Life Insurance Company, an Indiana stock life insurance company (American Enterprise Life); and American Centurion Life Assurance Company, a New York stock life insurance company (American Centurion
Life), that distribute their products through various distribution channels. IDS Life of New York serves New York State residents and distributes its fixed and variable insurance and annuity products exclusively through AEFAI's retail sales force. American Enterprise Life provides clients of financial institutions and regional and/or independent broker-dealers with American Express branded financial products and wholesaling services to support its retail insurance and annuity operations. American Enterprise Life underwrites fixed and variable annuity contracts primarily through regional and national financial institutions and regional and/or independent broker-dealers, in all states except New York and New Hampshire. Effective in December 2004, American Enterprise Life received a Certificate of Authority to transact business in the State of New Hampshire. American Centurion Life offers fixed and variable annuity contracts directly to American Express(R) Cardmembers and others in New York, as well as fixed and variable annuity contracts for sale through non-affiliated representatives and agents of third party distributors, in New York. American Partners Life offers fixed and variable annuity contracts directly to American Express(R) Cardmembers and others who reside in states other than New York. IDS Life Insurance Company also owns IDS REO 1, LLC and IDS REO 2, LLC which hold real estate investments. IDS Life Insurance Company and its six subsidiaries are referred to collectively as "IDS Life" in these Consolidated Financial Statements and notes thereto.

IDS Life's principal products are deferred annuities and universal life insurance which are issued primarily to individuals. It offers single premium and flexible premium deferred annuities on both a fixed and variable dollar basis. Immediate annuities are offered as well. IDS Life's fixed deferred annuities guarantee a relatively low annual interest rate during the accumulation period (the time before annuity payments begin). However, IDS Life has the option of paying a higher rate set at its discretion. In addition, persons owning one type of annuity may have their interest calculated based on any increase in a broad-based stock market index. IDS Life also offers variable annuities, including the American Express Retirement Advisor Advantage, Variable Annuity and the American Express Retirement Advisor Select(R) Variable Annuity. Life insurance products currently offered by IDS Life include universal life (fixed and variable, single life and joint life), single premium life and term products. Waiver of premium and accidental death benefit riders are generally available with these life insurance products. IDS Life also markets disability income insurance. Although IDS Life discontinued issuance of long-term care insurance at the end of 2002, IDS Life retains risk on a large block of existing contracts, 50% of which are reinsured. In May 2003, IDS Life began outsourcing claims administration as well.

Under IDS Life's variable life insurance and variable annuity products described above, the purchaser may choose among investment options that include IDS Life's "general account" as well as from a variety of portfolios including common stocks, bonds, managed assets and/or short-term securities.

Basis of presentation

The accompanying Consolidated Financial Statements include the accounts of IDS Life, its wholly owned subsidiaries and certain variable interest entities. All significant intercompany accounts and transactions have been eliminated in consolidation.

The accompanying Consolidated Financial Statements have been prepared in conformity with U. S. generally accepted accounting principles (GAAP) which vary in certain respects from reporting practices prescribed or permitted by state insurance regulatory authorities as included in Note 7. Certain prior year amounts have been reclassified to conform to the current year's presentation.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

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Principles of Consolidation

IDS Life consolidates all non-variable interest entities, as defined below, in which it holds a greater than 50 percent voting interest, except for immaterial seed money investments in mutual and hedge funds, which are accounted for as trading securities. Entities in which IDS Life holds a greater than 20 percent but less than 50 percent voting interest are accounted for under the equity method. All other investments in subsidiaries are accounted for under the cost method unless IDS Life determines that it exercises significant influence over the entity by means other than voting rights, in which case, these entities are either accounted for under the equity method or are consolidated, as appropriate.

IDS Life also consolidates all Variable Interest Entities (VIEs) for which it is considered to be the primary beneficiary pursuant to Financial Accounting Standards Board (FASB) Interpretation No. 46, "Consolidation of Variable Interest Entities," as revised (FIN 46). The determination as to whether an entity is a VIE is based on the amount and characteristics of the entity's equity. In general, FIN 46 requires a VIE to be consolidated when an enterprise has a variable interest for which it will absorb a majority of the VIE's expected losses or receive a majority of the VIE's expected residual return.

Qualifying Special Purpose Entities (QSPEs) under Statement of Financial Accounting Standards (SFAS) No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," are not consolidated. Such QSPEs include a securitization trust containing a majority of the IDS Life's rated collateralized debt obligations (CDOs) described in Note 2.

Revenues

Premium revenues

Premium revenues include premiums on traditional life, disability income and long-term care products. Such premiums are recognized as revenue when due.

Net investment income

Net investment income predominantly consists of interest income earned on fixed maturity securities classified as Available-for-Sale, structured securities, mortgage loans on real estate, policy loans and trading securities and other investments. Interest income is accrued as earned using the effective interest method, which makes an adjustment of the yield for security premiums and discounts on all performing fixed maturity securities classified as Available-for-Sale, excluding structured securities, and mortgage loans on real estate so that the related security or loan recognizes a constant rate of return on the outstanding balance throughout its term. Interest income on structured securities is recognized according to Emerging Issues Task Force (EITF) Issue No. 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets."

Contractholder and policyholder charges

Contractholder and policyholder charges include certain charges assessed on annuities and universal and variable universal life insurance. Contractholder and policyholder charges include cost of insurance, administrative and surrender charges on annuities and universal and variable universal life insurance. Cost of insurance charges on universal and variable universal life insurance are recognized as revenue when earned, whereas contract charges and surrender charges on annuities and universal and variable universal life insurance are recognized as revenue when collected.

Mortality and expense risk and other fees

Mortality and expense risk and other fees include risk fees, management and administration fees, which are generated directly and indirectly from IDS Life's separate account assets. IDS Life's management and other fees are generally computed as a contractual rate based on the underlying asset values and are generally received monthly.

Net realized gain (loss) on investments

Realized gains and losses are recognized using specific identification, on a trade date basis, and charges are recorded when securities are determined to be other-than-temporarily impaired.

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Balance Sheet
Investments

Available for sale fixed maturity and equity securities

Available-for-Sale investment securities are carried at fair value on the balance sheet with unrealized gains (losses) recorded in other accumulated comprehensive income (loss) within equity, net of income tax provisions (benefits) and net of adjustments in assets and liability balances, such as deferred policy acquisition costs (DAC), to reflect the expected impact on their carrying values had the unrealized gains (losses) been realized immediately. Gains and losses are recognized in results of operations upon disposition of the securities. In addition, losses are also recognized when management determines that a decline in value is other-than-temporary, which requires judgment regarding the amount and timing of recovery. Indicators of other-than-temporary impairment for debt securities include issuer downgrade, default or bankruptcy. IDS Life also considers the extent to which cost exceeds fair value, the duration and size of that gap, and management's judgment about the issuer's current and prospective financial condition. Other-than-temporary impairment charges are recorded in net realized gains (losses) on investments within the Consolidated Statements of Income. Fair value is generally based on quoted market prices. However, IDS Life's investment portfolio also contains structured investments of various asset quality, including collateralized debt obligations
(CDOs) (backed by high-yield bonds and bank loans), which are not readily marketable. As a result, the carrying values of these structured investments are based on future cash flow projections that require a significant degree of management judgment as to the amount and timing of cash payments, defaults and recovery rates of the underlying investments and, as such, are subject to change.

Mortgage loans on real estate

Mortgage loans on real estate reflect principal amounts outstanding less reserves for losses. The estimated fair value of the mortgage loans is determined by discounted cash flow analyses using mortgage interest rates currently offered for mortgages of similar maturities.

The reserve for losses is measured as the excess of the loan's recorded investment over its present value of expected principal and interest payments discounted at the loan's effective interest rate or the fair value of collateral. Additionally, the level of the reserve for losses considers other factors, including historical experience and current economic and political conditions. Management regularly evaluates the adequacy of the reserve for mortgage loan losses and believes it is adequate to absorb estimated losses in the portfolio.

IDS Life generally stops accruing interest on mortgage loans for which interest payments are delinquent more than three months. Based on management's judgment as to the ultimate collectibility of principal, interest payments received are either recognized as income or applied to the recorded investment in the loan.

Policy loans

Policy loans are carried at the aggregate of the unpaid loan balances, which do not exceed the cash surrender values of the related policies.

Trading securities and other investments

Included in trading securities and other investments are trading securities, syndicated loans and real estate. Trading securities primarily include hedge funds and mutual fund seed money investments. Trading securities are held at fair market value with changes in value recognized in the Consolidated Statements of Income within net investment income. Syndicated loans reflect amortized cost less reserves for losses and real estate is carried at its estimated fair value.

Cash and cash equivalents

IDS Life has defined cash equivalents to include other highly liquid investments with original maturities of 90 days or less.

Restricted cash

As a result of the adoption of FIN 46 in 2003, IDS Life consolidated restricted cash held by secured loan trusts (SLTs) where such cash cannot be utilized for operations. See "Application of Recent Accounting Standards" below for a description of FIN 46.

Reinsurance

IDS Life reinsures a portion of the insurance risks associated with its life and long-term care (LTC) insurance products through reinsurance agreements with unaffiliated insurance companies. Reinsurance is used in order to limit losses, minimize exposure to large risks, provide additional capacity for future growth and to effect business-sharing arrangements. IDS Life evaluates the financial condition of reinsurers to minimize exposure to significant losses from reinsurer insolvencies. IDS Life remains primarily liable as the direct insurer on all risks reinsured.

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Generally, IDS Life reinsures 90% of the death benefit liability related to variable, universal and term life insurance product. IDS Life retains, and is at risk for only, 10% of each policy's death benefit from the first dollar of coverage. IDS Life began reinsuring risks at this level beginning in 2001 for term life insurance and 2002 for variable and universal life insurance. Policies issued prior to these dates are not subject to these same reinsurance levels. The maximum amount of life insurance risk retained by IDS Life is $750,000 on any policy insuring a single life and $1.5 million on any flexible premium survivorship variable life policy. For existing LTC policies, IDS Life retained 50% of the risk and the remaining 50% of the risk was ceded to General Electric Capital Assurance Company. Risk on variable life and universal life policies is reinsured on a yearly renewable term basis. Risk on term life and LTC policies is reinsured on a coinsurance basis.

IDS Life retains all risk for new claims on disability income contracts. Risk is currently managed by limiting the amount of disability insurance written on any one individual. IDS Life also retains all accidental death benefit and waiver of premium risk.

Deferred policy acquisition costs

Deferred policy acquisition costs (DAC) represent the costs of acquiring new business, principally direct sales commissions and other distribution and underwriting costs that have been deferred on the sale of annuity and life and health insurance products. These costs are deferred to the extent they are recoverable from future profits. For annuity and insurance products, DAC are amortized over periods approximating the lives of the business, generally as a percentage of premiums or estimated gross profits or as a portion of product interest margins depending on the product's characteristics.

For IDS Life's annuity and insurance products, the projections underlying the amortization of DAC require the use of certain assumptions, including interest margins, mortality and morbidity rates, persistency rates, maintenance expense levels and customer asset value growth rates for variable products. Management routinely monitors a wide variety of trends in the business, including comparisons of actual and assumed experience. The customer asset value growth rate is the rate at which contract values are assumed to appreciate in the future. The rate is net of asset fees and anticipates a blend of equity and fixed income investments. Management reviews and, where appropriate, adjusts its assumptions with respect to customer asset value growth rates on a quarterly basis. Management monitors other principal DAC assumptions, such as persistency, mortality and morbidity rates, interest margin and maintenance expense level assumptions, each quarter. Unless management identifies a material deviation over the course of the quarterly monitoring, management reviews and updates these DAC assumptions annually in the third quarter of each year. When assumptions are changed, the percentage of estimated gross profits or portion of interest margins used to amortize DAC might also change. A change in the required amortization percentage is applied retrospectively; an increase in amortization percentage will result in an increase of DAC amortization while a decrease in amortization percentage will result in a decrease in DAC amortization. The impact on results of operations of changing assumptions with respect to the amortization of DAC can be either positive or negative in any particular period and is reflected in the period in which such changes are made.

Deferred sales inducement costs

Sales inducement costs consist of bonus interest credits and deposit credits added to certain annuity contract values. These benefits are capitalized to the extent they are incremental to amounts that would be credited on similar contracts without the applicable feature. These costs were previously included in DAC and were reclassified as part of the adoption of the American Institute of Certified Public Accountants Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" (SOP 03-1). The amounts capitalized are amortized using the same methodology and assumptions used to amortize DAC.

Separate account assets and liabilities

Separate account assets and liabilities are funds held for exclusive benefit of variable annuity contractholders and variable life insurance policyholders. IDS Life receives fund administrative fees, mortality and expense risk fees, minimum death benefit guarantee fees and cost of insurance charges from the related accounts. Before the fourth quarter of 2003, these fees included investment advisory fees for internally managed mutual funds. In the fourth quarter of 2003, AEFC replaced IDS Life as the investment manager and assumed these duties for the mutual funds and retained IDS Life and its non-New York subsidiaries to provide underlying administrative services. Previous to this change, IDS Life received management fees directly from the proprietary funds and was party to an agreement with AEFC to compensate AEFC for the investment sub-advisory services AEFC provided these proprietary funds. IDS Life's administrative service fees will vary with the market values of these proprietary mutual funds. In addition to IDS Life's administrative service fees, IDS Life receives mortality and expense risk fees from the separate accounts based on the level of assets. In March 2004, a similar structure for the New York subsidiaries was approved by the New York Insurance Department effective as of February 1, 2004. Fees payable from AEFC to IDS Life include administrative service fees.

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IDS Life provides contractual mortality assurances to variable annuity contractholders that the net assets of separate accounts will not be affected by future variations in the actual life expectancy experience of the annuitants and beneficiaries from the mortality assumptions implicit in the annuity contracts. IDS Life makes periodic fund transfers to, or withdrawals from, the separate account assets for such actuarial adjustments for variable annuities that are in the benefit payment period. IDS Life also guarantees that the rates at which administrative charges are deducted from contract funds will not exceed contractual maximums.

For variable life insurance, IDS Life guarantees that the rates at which administrative charges are deducted from contract funds will not exceed contractual maximums. IDS Life also guarantees that the death benefit will continue to be payable at the initial level regardless of investment performance so long as the minimum premium payments are made.

Derivative financial instruments and hedging activities

SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities," as amended, (SFAS 133) establishes accounting and reporting requirements for derivative financial instruments, including hedging activities. SFAS 133 requires that all derivatives are recognized on the balance sheet at fair value as either assets or liabilities in IDS Life's Consolidated Balance Sheets. The fair value of IDS Life's derivative financial instruments are determined using either market quotes or valuation models that are based upon the net present value of estimated future cash flows and incorporate current market data inputs. IDS Life reports its derivative assets and liabilities in other assets and other liabilities, respectively. The accounting for the change in the fair value of a derivative instrument depends on its intended use and the resulting hedge designation, if any.

Derivative financial instrument agreements introduce the possibility of counterparty credit risk. Counterparty credit risk is the risk that the counterparty will not fulfill the terms of the agreement. IDS Life attempts to minimize counterparty credit risk related to derivative financial instruments through established approval procedures, including setting concentration limits by counterparty, monitoring credit ratings, and requiring collateral, where appropriate. A majority of IDS Life's counterparties are rated A or better by Moody's and Standard & Poor's.

Cash flow hedges

For derivative financial instruments that qualify as cash flow hedges, the effective portions of the gain or loss on the derivatives are recorded in accumulated other comprehensive income (loss) and reclassified into earnings when the hedged item or transactions impact earnings. The amount that is reclassified into earnings is presented in the income statement with the hedged instrument or transaction impact, generally, in net investment income. Any ineffective portion of the gain or loss is reported as a component of net investment income. If a hedge is de-designated or terminated prior to maturity, the amount previously recorded in accumulated other comprehensive income (loss) is recognized into earnings over the period that the hedged item impacts earnings. For any hedge relationships that are discontinued because the forecasted transaction is not expected to occur according to the original strategy, any related amounts previously recorded in accumulated other comprehensive income (loss) are recognized into earnings immediately.

Derivative financial instruments that are entered into for hedging purposes are designated as such at the time that IDS Life enters into the contract. As required by SFAS 133, for all derivative financial instruments that are designated for hedging activities, IDS Life formally documents all of the hedging relationships between the hedge instruments and the hedged items at the inception of the relationships. Management also formally documents its risk management objectives and strategies for entering into the hedge transactions. IDS Life formally assesses, at inception and on a quarterly basis, whether derivatives designated as hedges are highly effective in offsetting the cash flows of hedged items. If it is determined that a derivative is not highly effective as a hedge, IDS Life will discontinue the application of hedge accounting. See Note 11 Derivative financial instruments and hedging activities, which describes the types of cash flow hedges used by IDS Life.

Non-designated derivatives

IDS Life currently has economic hedges that either do not qualify or are not designated for hedge accounting treatment under SFAS 133. For derivative financial instruments that do not qualify for hedge accounting, or are not designated under SFAS 133 as hedges, changes in fair value are reported in current period earnings generally as a component of net investment income. See
Note 11 Derivative financial instruments and hedging activities, which describes the types of economic hedges used by IDS Life.

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Liabilities for future policy benefits

Fixed annuities and variable annuity guarantees

Liabilities for fixed and variable deferred annuities are equal to accumulation values which are the cumulative gross deposits, credited interest and fund performance less withdrawals and mortality and expense risk charges.

The majority of the variable annuity contracts offered by IDS Life contain guaranteed minimum death benefit (GMDB) provisions. When market values of the customer's accounts decline, the death benefit payable on a contract with a GMDB may exceed the contract accumulation value. IDS Life also offers variable annuities with death benefit provisions that gross up the amount payable by a certain percentage of contract earnings; these are referred to as gain gross-up
(GGU) benefits. In addition, IDS Life offers contracts containing guaranteed minimum income benefit (GMIB) and guaranteed minimum withdrawal benefits (GMWB) provisions.

Effective January 1, 2004, liabilities for these variable annuity death and income benefits have been established under SOP 03-1. Actuarial models to simulate various equity market scenarios are used to project these benefits and contract assessments and include making significant assumptions related to customer asset value growth rates, mortality, persistency and investment margins. These assumptions, as well as their periodic review by management, are consistent with those used for DAC purposes. Prior to the adoption of SOP 03-1, amounts paid in excess of contract value were expensed. See Application of Recent Accounting Standards section below for further discussion on SOP 03-1.

Liabilities for equity indexed deferred annuities issued in 1999 or later are equal to the accumulation of host contract values covering guaranteed benefits and the market value of embedded equity options. Liabilities for equity indexed deferred annuities issued before 1999 are equal to the present value of guaranteed benefits and the intrinsic value of index-based benefits.

Liabilities for fixed annuities in a benefit or payout status are based on future estimated payments using established industry mortality tables and interest rates, ranging from 4.6% to 9.5% at December 31, 2004, depending on year of issue, with an average rate of approximately 6.1% at December 31, 2004.

Life and health policies

Liabilities for life insurance claims that have been reported but have not yet been paid (unpaid claim liabilities) are equal to the death benefits payable under the policies. For disability income and long-term care claims, unpaid claim liabilities are equal to benefit amounts due and accrued including the expense of reviewing claims and making benefit payment determinations. Liabilities for claims that have occurred but have not been reported are estimated based on periodic analysis of the actual lag between when a claim occurs and when it is reported. Where applicable, amounts recoverable from other insurers who share in the risk of the products offered (reinsurers) are separately recorded as receivables.

Liabilities for fixed and variable universal life insurance are equal to accumulation values which are the cumulative gross premiums, credited interest, and fund performance less withdrawals and mortality and expense risk charges.

Liabilities for future benefits on term and whole life insurance are based on the net level premium method, using anticipated premium payments, mortality rates, policy persistency and interest rates earned on the assets supporting the liability. Anticipated mortality rates are based on established industry mortality tables, with modifications based on Company experience. Anticipated policy premium payments and persistency rates vary by policy form, issue age and policy duration. Anticipated interest rates range from 4% to 10% at December 31, 2004, depending on policy form, issue year and policy duration.

Liabilities for future disability income and long-term care policy benefits include both policy reserves and claim reserves. Policy reserves are the amounts needed to meet obligations for future claims and are based on the net level premium method, using anticipated premium payments and morbidity, mortality, policy persistency and discount rates. Anticipated morbidity and mortality rates are based on established industry morbidity and mortality tables. Anticipated policy persistency rates vary by policy form, issue age, policy duration and, for disability income policies, occupation class. Anticipated discount rates for disability income policy reserves at December 31, 2004 are 7.5% at policy issue and grade to 5% over 5 years. Anticipated discount rates for long-term care policy reserves at December 31, 2004 are currently 5.9% grading up to 8.9% over 30 years.

Claim reserves are the amounts needed to meet obligations for continuing claim payments on already incurred claims. Claim reserves are calculated based on claim continuance tables which estimate the likelihood that an individual will continue to be eligible for benefits and anticipated interest rates earned on assets supporting the reserves. Anticipated claim continuance rates are based on established industry tables. Anticipated interest rates for claim reserves for both disability income and long-term care range from 3% to 8% at December 31, 2004, with an average rate of approximately 5.2% at December 31, 2004. IDS Life issues only non-participating life insurance policies, which do not pay dividends to policyholders from the insurers' earnings.

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Income Taxes

IDS Life's taxable income is included in the consolidated federal income tax return of American Express Company. IDS Life provides for income taxes on a separate return basis, except that, under an agreement between AEFC and American Express Company, tax benefit is recognized for losses to the extent they can be used on the consolidated tax return. It is the policy of AEFC and its subsidiaries that AEFC will reimburse subsidiaries for all tax benefits.

Application of recent accounting standards

In June 2004, the Financial Accounting Standards Board (FASB) issued FASB Staff Position (FSP) FAS No. 97-1, "Situations in Which Paragraphs 17(b) and 20 of FASB Statement No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments (SFAS No. 97), Permit or Require Accrual of an Unearned Revenue Liability" (FSP 97-1). The implementation of Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" (SOP 03-1), raised a question regarding the interpretation of the requirements of SFAS No. 97 concerning when it is appropriate to record an unearned revenue liability. FSP 97-1 clarifies that SFAS No. 97 is clear in its intent and language, and requires the recognition of an unearned revenue liability for amounts that have been assessed to compensate insurers for services to be performed over future periods. SOP 03-1 describes one situation, when assessments result in profits followed by losses, where an unearned revenue liability is required. SOP 03-1 does not amend SFAS No. 97 or limit the recognition of an unearned revenue liability to the situation described in SOP 03-1. The guidance in FSP 97-1 is effective for financial statements for fiscal periods beginning after June 18, 2004. The adoption of FSP 97-1 did not have a material impact on IDS Life's consolidated financial condition or results of operations. See Note 5 and below for further discussion of SOP 03-1.

In July 2003, the American Institute of Certified Public Accountants issued SOP 03-1 effective for fiscal years beginning after December 15, 2003. SOP 03-1 provides guidance on separate account presentation and accounting for interests in separate accounts. Additionally, SOP 03-1 provides clarifying guidance as to the recognition of bonus interest and other sales inducement benefits and the presentation of any deferred amounts in the financial statements. Lastly, SOP 03-1 requires insurance enterprises to establish additional liabilities for benefits that may become payable under variable annuity death benefit guarantees or other insurance or annuity contract provisions. Where an additional liability is established, the recognition of this liability will then be considered in amortizing deferred policy acquisition costs (DAC) and any deferred sales inducement costs associated with those insurance or annuity contracts.

The adoption of SOP 03-1 as of January 1, 2004, resulted in a cumulative effect of accounting change that reduced the first quarter 2004 results by $70.6 million ($108.6 million pretax). The cumulative effect of accounting change consisted of: (i) $42.9 million pretax from establishing additional liabilities for certain variable annuity guaranteed benefits ($32.8 million) and from considering these liabilities in valuing DAC and deferred sales inducement costs associated with those contracts ($10.1 million) and (ii) $65.7 million pretax from establishing additional liabilities for certain variable universal life and single pay universal life insurance contracts under which contractual cost of insurance charges are expected to be less than future death benefits ($92 million) and from considering these liabilities in valuing DAC associated with those contracts ($26.3 million offset). Prior to the adoption of SOP 03-1, amounts paid in excess of contract value were expensed when payable. Amounts expensed in 2004 to establish and maintain additional liabilities for certain variable annuity guaranteed benefits amounted to $52.5 million (of which $32.8 million was part of the adoption charge discussed earlier) as compared to amounts expensed in 2003 and 2002 of $31.5 million and $37.4 million, respectively. IDS Life's accounting for separate accounts was already consistent with the provisions of SOP 03-1 and, therefore, there was no impact related to this requirement. See Note 5 for a further discussion regarding SOP 03-1.

The AICPA released a series of technical practice aids (TPAs) in September 2004 which provide additional guidance related to, among other things, the definition of an insurance benefit feature and the definition of policy assessments in determining benefit liabilities, as described within SOP 03-1. The TPAs did not have a material effect on IDS Life's calculation of liabilities that were recorded in the first quarter of 2004 upon adoption of SOP 03-1.

In April 2003, the FASB issued SFAS No. 149, "Amendment of Statement 133 on Derivative Instruments and Hedging Activities." The Statement amends and clarifies accounting for derivative instruments embedded in other contracts and for hedging activities under SFAS No. 133. The adoption of this Statement did not have a material impact on the IDS Life's financial statements.

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In January 2003, the FASB issued FIN 46 as revised, which addresses consolidation by business enterprises of variable interest entities (VIEs) and was subsequently revised in December 2003. The variable interest entities primarily impacted by FIN 46, which IDS Life consolidated as of December 31, 2003, relate to three securitized loan trusts (SLTs), which are managed by an affiliate and partially owned by IDS Life. The consolidation of the three SLTs partially owned by IDS Life and managed by an affiliate, resulted in a cumulative effect of accounting change that increased 2003 net income through a non-cash gain of $44.5 million ($68.4 million pretax). See Note 3 for further discussion of consolidated variable interest entities.

In November 2003, the FASB ratified a consensus on the disclosure provisions of Emerging Issues Task Force Issue 03-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments" (EITF 03-1). IDS Life complied with the disclosure provisions of this rule in Note 2 to the Consolidated Financial Statements included in its Annual Report on Form 10-K for the year ended December 31, 2003. In March 2004, the FASB reached a consensus regarding the application of a three-step impairment model to determine whether investments accounted for in accordance with SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities," and other cost method investments are other-than-temporarily impaired. However, with the issuance of FSP EITF 03-1-1, "Effective Date of Paragraphs 10-20 of EITF 03-1," on September 30, 2004, the provisions of the consensus relating to the measurement and recognition of other-than-temporary impairments will be deferred pending further clarification from the FASB. The remaining provisions of this rule, which primarily relate to disclosure requirements, are required to be applied prospectively to all current and future investments accounted for in accordance with SFAS No. 115 and other cost method investments. IDS Life will evaluate the potential impact of EITF 03-1 after the FASB completes its reassessment.

2. INVESTMENTS

Available for sale investments

Investments classified as Available-for-Sale at December 31, 2004 are distributed by type as presented below:

                                                                                          December 31, 2004
----------------------------------------------------------------------------------------------------------------------------
                                                                                        Gross           Gross
                                                                                     Unrealized      Unrealized       Fair
(Thousands)                                                              Cost           Gains           Losses       Value
----------------------------------------------------------------------------------------------------------------------------
Fixed maturities:
   Corporate debt securities                                         $13,718,138      $531,970      $ (36,990)  $14,213,118
   Mortgage and other asset-backed securities                          9,383,868       143,102        (30,487)    9,496,483
   Foreign corporate bonds and obligations                             3,185,592       139,821        (14,178)    3,311,235
   Structured investments(a)                                             563,899            --        (33,230)      530,669
   U.S. Government and agencies obligations                              330,540        15,181           (513)      345,208
   State and municipal obligations                                       114,161         3,493         (2,569)      115,085
   Foreign government bonds and obligations                              104,442        15,507           (552)      119,397
----------------------------------------------------------------------------------------------------------------------------
Total fixed maturities                                                27,400,640       849,074       (118,519)   28,131,195
Preferred and common stocks                                               30,019         1,237             --        31,256
----------------------------------------------------------------------------------------------------------------------------
   Total                                                             $27,430,659      $850,311      $(118,519)  $28,162,451
----------------------------------------------------------------------------------------------------------------------------

(a) Includes unconsolidated CDOs.

Investments classified as Available-for-Sale at December 31, 2003 are distributed by type as presented below:

                                                                                          December 31, 2003
----------------------------------------------------------------------------------------------------------------------------
                                                                                        Gross           Gross
                                                                                     Unrealized      Unrealized       Fair
(Thousands)                                                              Cost           Gains           Losses       Value
----------------------------------------------------------------------------------------------------------------------------
Fixed maturities:
   Corporate debt securities                                         $12,716,966      $567,940      $ (63,059)  $13,221,847
   Mortgage and other asset-backed securities                         10,187,423       166,679        (54,535)   10,299,567
   Foreign corporate bonds and obligations                             2,666,626       126,187        (24,923)    2,767,890
   Structured investments(a)                                             593,094         1,784        (47,767)      547,111
   U.S. Government and agencies obligations                              235,994        13,848            (20)      249,822
   State and municipal obligations                                       114,158         3,711         (3,100)      114,769
   Foreign government bonds and obligations                               82,448        10,728           (617)       92,559
----------------------------------------------------------------------------------------------------------------------------
Total fixed maturities                                                26,596,709       890,877       (194,021)   27,293,565
Preferred and common stocks                                               30,019         1,027             --        31,046
----------------------------------------------------------------------------------------------------------------------------
   Total                                                             $26,626,728      $891,904      $(194,021)  $27,324,611
----------------------------------------------------------------------------------------------------------------------------

(a) Includes unconsolidated CDOs.

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The following table provides information about Available-for-Sale investments with gross unrealized losses and the length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2004:

(Thousands)                                               Less than 12 months       12 months or more             Total
----------------------------------------------------------------------------------------------------------------------------
                                                          Fair    Unrealized      Fair    Unrealized      Fair    Unrealized
Description of securities:                               Value      Losses       Value      Losses       Value      Losses
----------------------------------------------------------------------------------------------------------------------------
Corporate debt securities                             $2,410,156  $(20,461)    $  645,898  $(16,529)   $3,056,054 $ (36,990)
Mortgage and other asset-backed securities             2,560,175   (17,686)       550,728   (12,801)    3,110,903   (30,487)
Foreign corporate bonds                                  641,928    (6,571)       373,312    (7,607)    1,015,240   (14,178)
Structured investments                                        --        --        526,190   (33,230)      526,190   (33,230)
U.S. Government and agencies obligations                 159,904      (498)           533       (15)      160,437      (513)
State and municipal obligations                               --        --         62,454    (2,569)       62,454    (2,569)
Foreign government bonds and obligations                   1,002       (33)         9,008      (519)       10,010      (552)
----------------------------------------------------------------------------------------------------------------------------
Total                                                 $5,773,165  $(45,249)    $2,168,123  $(73,270)   $7,941,288 $(118,519)
----------------------------------------------------------------------------------------------------------------------------

In evaluating potential other-than-temporary impairments, IDS Life considers the extent to which amortized costs exceeds fair value and the duration and size of that difference. A key metric in performing this evaluation is the ratio of fair value to amortized cost. The following table summarizes the unrealized losses by ratio of fair value to cost as of December 31, 2004:

(Millions, except
number of securities)         Less than 12 months                  12 months or more                         Total
------------------------------------------------------------------------------------------------------------------------------
                                               Gross                              Gross                               Gross
Ratio of Fair Value    Number of             Unrealized   Number of             Unrealized    Number of             Unrealized
to Amortized Cost      Securities Fair Value   Losses     Securities Fair Value   Losses      Securities Fair Value   Losses
------------------------------------------------------------------------------------------------------------------------------
95% - 100%                319      $5,773      $(45)           87     $1,619       $(38)         406       $7,392     $ (83)
90% - 95%                  --          --        --             6        545        (34)           6          545       (34)
80% - 90%                  --          --        --             1          4         (1)           1            4        (1)
Less than 80%               1          --        --             1         --         --            2           --        --
------------------------------------------------------------------------------------------------------------------------------
Total                     320      $5,773      $(45)           95     $2,168       $(73)         415       $7,941     $(118)
------------------------------------------------------------------------------------------------------------------------------

Substantially all of the gross unrealized losses on the securities are attributable to changes in interest rates. Credit spreads and specific credit events associated with individual issuers can also cause unrealized losses although these impacts are not significant as of December 31, 2004. As noted in the table above, a significant portion of the unrealized loss relates to securities that have a fair value to cost ratio of 95% or above resulting in an overall 99% ratio of fair value to cost for all securities with an unrealized loss. The holding with the largest unrealized loss relates to the retained interest in a CDO securitization trust which has $33.2 million of the $34.3 million in unrealized losses for securities with an unrealized loss for twelve months or more and a fair value to cost ratio in the 90-95% category. With regard to this security, IDS Life estimates future cash flows through maturity
(2014) on a quarterly basis using judgment as to the amount and timing of cash payments and defaults and recovery rates of the underlying investments. These cash flows support full recovery of IDS Life's carrying value related to the retained interest in the CDO securitization trust as of December 31, 2004. All of the unrealized losses for securities with an unrealized loss for twelve months or more and a fair value to cost ratio in the 80-90% category primarily relates to a foreign government bond obligation for which IDS Life expects that all contractual principal and interest will be received. The unrealized losses in the other categories are not concentrated in any individual industries or with any individual securities.

IDS Life monitors the investments and metrics discussed above on a quarterly basis to identify and evaluate investments that have indications of possible other-than-temporary impairment. See the Investments section of Note 1 for information regarding IDS Life's policy for determining when an investment's decline in value is other-than-temporary. Additionally, IDS Life has the ability and intent to hold these securities for a time sufficient to recover its amortized cost and has, therefore, concluded that none are other-than-temporarily impaired at December 31, 2004.

The change in net unrealized securities gains (losses) recognized in accumulated other comprehensive income includes three components: (i) unrealized gains (losses) that arose from changes in market value of securities that were held during the period (holding gains (losses)), (ii) gains (losses) that were previously unrealized, but have been recognized in current period net income due to sales and other-than-temporary impairments of Available-for-Sale securities (reclassification for realized (gains) losses) and (iii) other items primarily consisting of adjustments in assets and liability balances, such as deferred policy acquisition costs (DAC), to reflect the expected impact on their carrying values had the unrealized gains (losses) been realized immediately.

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The following is a distribution of investments classified as Available-for-Sale by maturity as of December 31, 2004:

                                                                                                   Amortized       Fair
(Thousands)                                                                                           Cost         Value
----------------------------------------------------------------------------------------------------------------------------
Due within 1 year                                                                                 $   569,953   $   582,432
Due after 1 through 5 years                                                                         3,786,395     3,930,575
Due after 5 through 10 years                                                                       11,597,234    11,997,347
Due after 10 years                                                                                  1,499,291     1,593,689
----------------------------------------------------------------------------------------------------------------------------
                                                                                                   17,452,873    18,104,043
Mortgage and other asset-backed securities                                                          9,383,868     9,496,483
Structured investments                                                                                563,899       530,669
Preferred and common stocks                                                                            30,019        31,256
----------------------------------------------------------------------------------------------------------------------------
Total                                                                                             $27,430,659   $28,162,451
----------------------------------------------------------------------------------------------------------------------------

The expected payments on mortgage and other asset-backed securities and structured investments may not coincide with their contractual maturities. As such, these securities, as well as preferred and common stocks, were not included in the maturities distribution.

At December 31, 2004 and 2003, fixed maturity securities comprised approximately 87 and 86 percent of IDS Life's total investments. These securities are rated by Moody's and Standard & Poor's (S&P), except for approximately $1.0 billion and $1.6 billion of securities at December 31, 2004 and 2003, which are rated by IDS Life's internal analysts using criteria similar to Moody's and S&P. Ratings on investment grade securities (excluding net unrealized appreciation and depreciation) are presented using S&P's convention and, if the two agencies' ratings differ, the lower rating is used. A summary by rating on December 31, is as follows:

Rating                                                                                                    2004          2003
----------------------------------------------------------------------------------------------------------------------------
AAA                                                                                                        37%           41%
AA                                                                                                          3             2
A                                                                                                          22            21
BBB                                                                                                        30            27
Below investment grade                                                                                      8             9
----------------------------------------------------------------------------------------------------------------------------
   Total                                                                                                  100%          100%
----------------------------------------------------------------------------------------------------------------------------

At December 31, 2004 and 2003, approximately 61 and 91 percent of the securities rated AAA are GNMA, FNMA and FHLMC mortgage-backed securities. No holdings of any other issuer were greater than ten percent of stockholder's equity.

The table below includes sales, maturities, and purchases of investments classified as Available-for-Sale for the years ended December 31:

(Thousands)                                                                              2004           2003          2002
----------------------------------------------------------------------------------------------------------------------------
Sales                                                                               $1,603,285    $12,232,235   $10,093,228
Maturities, sinking fund payments and calls                                         $1,931,070    $ 4,152,088   $ 3,078,509
Purchases                                                                           $4,392,522    $20,527,995   $16,287,891
----------------------------------------------------------------------------------------------------------------------------

Included in net realized gains and losses are gross realized gains and losses on sales of securities, as well as other-than-temporary losses on investments, classified as Available-for-Sale as noted in the following table for the years ended December 31:

(Thousands)                                                                              2004           2003          2002
----------------------------------------------------------------------------------------------------------------------------
Gross realized gains from sales                                                       $ 48,412      $ 255,348     $ 297,576
Gross realized losses from sales                                                      $(17,524)     $(135,465)    $(137,384)
Other-than-temporary impairments                                                      $   (131)     $(102,614)    $(144,064)
----------------------------------------------------------------------------------------------------------------------------

As of December 31, 2004, IDS Life's structured investments, which are classified as Available-for-Sale, include interests in CDOs. CDOs are investments backed by high-yield bonds or loans and are not readily marketable. IDS Life invested in CDOs as part of its overall investment strategy in order to offer competitive rates to insurance and annuity contractholders.

During 2001 IDS Life placed a majority of its rated CDO securities and related accrued interest, as well as a relatively minor amount of other liquid securities (collectively referred to as transferred assets), having an aggregate book value of $675.3 million, into a securitization trust. In return, IDS Life received $89.5 million in cash (excluding transaction expenses) relating to sales to unaffiliated investors and retained interests with allocated book amounts aggregating $585.8 million. As of December 31, 2004, the retained interests had a carrying value of $526.2 million, of which $389.9 million is considered investment grade, and are accounted for in accordance with EITF Issue 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets." One of the results of this transaction is that increases and decreases in future cash flows of the individual CDOs are combined into one overall cash flow for purposes of determining the carrying value of the retained interests and related impact on results of operations.

At December 31, 2004 and 2003, bonds carried at $16.9 million and $16.3 million, respectively, were on deposit with various states as required by law.

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Mortgage loans on real estate and syndicated loans

Mortgage loans are first mortgages on real estate. IDS Life holds the mortgage document, which gives it the right to take possession of the property if the borrower fails to perform according to the terms of the agreements. Mortgage loan fundings are restricted by state insurance regulatory authorities to 80 percent or less of the market value of the real estate at the time of origination of the loan. Commitments to fund mortgages are made in the ordinary course of business. The estimated fair value of the mortgage commitments as of December 31, 2004 and 2003 was not material.

Syndicated loans, which are included as a component of other investments, represent loans in which a group of lenders provide funds to borrowers. There is usually one originating lender which retains a small percentage and syndicates the remainder.

The following is a summary of mortgage loans on real estate and syndicated loans at December 31:

(Thousands)                                                                                             2004          2003
----------------------------------------------------------------------------------------------------------------------------
Mortgage loans on real estate                                                                      $2,968,889    $3,227,217
Mortgage loans on real estate reserves                                                                (45,347)      (47,197)
----------------------------------------------------------------------------------------------------------------------------
Net mortgage loans                                                                                 $2,923,542    $3,180,020
----------------------------------------------------------------------------------------------------------------------------

Syndicated loans                                                                                   $  139,295    $  140,792
Syndicated loans reserves                                                                              (3,500)       (3,000)
----------------------------------------------------------------------------------------------------------------------------
Net syndicated loans                                                                               $  135,795    $  137,792
----------------------------------------------------------------------------------------------------------------------------

At December 31, 2004 and 2003, IDS Life's recorded investment in impaired mortgage loans on real estate was $11.3 million and $11.1 million, with a reserve of $4.0 million and $2.9 million, respectively. During 2004 and 2003, the average recorded investment in impaired mortgage loans on real estate was $8.3 million and $26.0 million, respectively. IDS Life recognized $0.6 million, $0.8 million and $1.1 million of interest income related to impaired mortgage loans on real estate for the years ended December 31, 2004, 2003 and 2002, respectively.

The balances of and changes in the total reserve for mortgage loan losses as of and for the years ended December 31, are as follows:

(Thousands)                                                                              2004           2003          2002
----------------------------------------------------------------------------------------------------------------------------
Balance, January 1                                                                    $ 47,197        $44,312       $28,173
Provision for mortgage loan losses                                                       9,500         11,687        23,514
Foreclosures, write-offs and other                                                     (11,350)        (8,802)       (7,375)
----------------------------------------------------------------------------------------------------------------------------
Balance, December 31                                                                  $ 45,347        $47,197       $44,312
----------------------------------------------------------------------------------------------------------------------------

Concentration of credit risk of mortgage loans on real estate by region at December 31 were:

                                                                            December 31, 2004            December 31, 2003
-----------------------------------------------------------------------------------------------------------------------------
(Thousands)                                                             On Balance     Funding        On Balance    Funding
 Region                                                                    Sheet     Commitments         Sheet    Commitments
-----------------------------------------------------------------------------------------------------------------------------
East North Central                                                      $  509,752     $ 1,400        $  578,855    $ 6,575
West North Central                                                         433,298      14,550           490,119      8,115
South Atlantic                                                             588,764      24,115           662,121      1,350
Middle Atlantic                                                            270,509       2,600           294,333      4,800
New England                                                                198,297       6,515           197,338     11,474
Pacific                                                                    332,764      13,700           342,214     13,900
West South Central                                                         191,410          --           191,886      8,800
East South Central                                                          72,294       9,625            71,566        800
Mountain                                                                   371,801      20,025           398,785      2,700
-----------------------------------------------------------------------------------------------------------------------------
                                                                         2,968,889      92,530         3,227,217     58,514
Less reserves for losses                                                   (45,347)         --           (47,197)        --
-----------------------------------------------------------------------------------------------------------------------------
   Total                                                                $2,923,542     $92,530        $3,180,020    $58,514
-----------------------------------------------------------------------------------------------------------------------------

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Concentration of credit risk of mortgage loans on real estate by property type at December 31 were:

                                                                             December 31, 2004          December 31, 2003
-----------------------------------------------------------------------------------------------------------------------------
(Thousands)                                                             On Balance     Funding        On Balance    Funding
Property type                                                              Sheet     Commitments         Sheet    Commitments
-----------------------------------------------------------------------------------------------------------------------------
Department/retail stores                                                $  734,590     $40,075       $  868,079    $18,444
Apartments                                                                 505,632      24,875          560,753     21,600
Office buildings                                                         1,087,700       5,840        1,136,034     10,805
Industrial buildings                                                       373,767      15,615          355,497      4,265
Hotels/motels                                                              109,408          --          111,230      1,000
Medical buildings                                                           46,960          --           70,934         --
Nursing/retirement homes                                                     9,875          --           27,253         --
Mixed use                                                                   62,424       4,200           60,124         --
Other                                                                       38,533       1,925           37,313      2,400
-----------------------------------------------------------------------------------------------------------------------------
                                                                         2,968,889      92,530        3,227,217     58,514
Less reserves for losses                                                   (45,347)         --          (47,197)        --
-----------------------------------------------------------------------------------------------------------------------------
   Total                                                                $2,923,542     $92,530       $3,180,020    $58,514
-----------------------------------------------------------------------------------------------------------------------------

Sources of investment income and realized gains (losses) on investments

Net investment income for the years ended December 31 is summarized as follows:

(Thousands)                                                                              2004           2003          2002
----------------------------------------------------------------------------------------------------------------------------
Income on fixed maturities                                                         $ 1,450,919     $1,423,560    $1,331,547
Income on mortgage loans on real estate                                                221,022        247,001       274,524
Trading securities and other investments                                               138,468         63,983       (14,906)
----------------------------------------------------------------------------------------------------------------------------
                                                                                     1,810,409      1,734,544     1,591,165
Less investment expenses                                                                32,963         29,359        28,573
----------------------------------------------------------------------------------------------------------------------------
   Total                                                                            $1,777,446     $1,705,185    $1,562,592
----------------------------------------------------------------------------------------------------------------------------

Net realized gains (losses) on investments for the years ended December 31 is summarized as follows:

(Thousands)                                                                              2004            2003         2002
----------------------------------------------------------------------------------------------------------------------------
Fixed maturities                                                                       $30,757       $ 17,269      $ 16,128
Mortgage loans on real estate                                                           (3,048)       (10,865)      (20,552)
Other investments                                                                         (417)        (1,959)         (819)
----------------------------------------------------------------------------------------------------------------------------
   Total                                                                               $27,292       $  4,445      $ (5,243)
----------------------------------------------------------------------------------------------------------------------------

3.VARIABLE INTEREST ENTITIES

The variable interest entities for which IDS Life is considered the primary beneficiary and which were consolidated beginning December 31, 2003, relate to SLTs which are partially owned by IDS Life and managed by an affiliate. The SLTs consolidated as a result of FIN 46 provide returns to investors primarily based on the performance of an underlying portfolio of high-yield loans which are managed by an affiliate. One of the SLTs originally consolidated was liquidated in 2004 and the remaining two SLTs are in the process of being liquidated as of December 31, 2004. The 2004 results of operations (reported in net investment income) include a $24 million pretax, non-cash charge related to the complete liquidation of one SLT, and a $4 million pretax, non-cash charge related to the expected impact of liquidating the two remaining SLTs. However, further adjustments to that amount could occur based on market movements and execution of the liquidation process. To the extent further adjustments are included in the liquidation of the SLT portfolios, the Company's maximum cumulative exposure to losses was $462 million at December 31, 2004. The following table presents the consolidated assets, essentially all of which are restricted, and other balances related to these entities at December 31:

(Millions)                                                                                               2004          2003
----------------------------------------------------------------------------------------------------------------------------
Restricted cash                                                                                          $536          $834
Derivative financial instruments (a)                                                                       43            73
----------------------------------------------------------------------------------------------------------------------------
Total assets                                                                                             $579          $907
Total liabilities                                                                                         117           166
----------------------------------------------------------------------------------------------------------------------------
Net assets                                                                                               $462          $741
----------------------------------------------------------------------------------------------------------------------------

(a) Represents the estimated fair market value of the total return swap derivatives related to the consolidated SLTs which have a notional amount of $1.8 billion and $3.2 billion as of December 31, 2004 and 2003, respectively.

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IDS Life has other significant variable interests for which it is not considered the primary beneficiary and, therefore, does not consolidate. These interests are represented by a carrying value of $4.5 million of CDO residual tranches managed by an affiliate where the Company is not the primary beneficiary. IDS Life's maximum exposure to loss as a result of its investment in CDO residual tranches is represented by the carrying values. FIN 46 does not impact the accounting for QSPEs as defined by SFAS No. 140, such as the CDO-related securitization trust established in 2001.

4. DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, were:

(Thousands)                                                                              2004           2003          2002
----------------------------------------------------------------------------------------------------------------------------
Balance, January 1,                                                                 $3,336,208     $3,077,994    $2,924,187
SOP 03-1 adoption impact                                                                19,600             --            --
Capitalization of expenses                                                             534,069        516,928       549,787
Amortization                                                                          (260,778)      (264,308)     (320,629)
Change in unrealized investment gains and losses                                         8,857          5,594       (75,351)
----------------------------------------------------------------------------------------------------------------------------
Balance, December 31,                                                               $3,637,956     $3,336,208    $3,077,994
----------------------------------------------------------------------------------------------------------------------------

5. VARIABLE ANNUITY GUARANTEES AND SALES INDUCEMENT COSTS

The majority of the variable annuity contracts offered by IDS Life contain guaranteed minimum death benefit (GMDB) provisions. When market values of the customer's accounts decline, the death benefit payable on a contract with a GMDB may exceed the contract accumulation value. IDS Life also offers variable annuities with death benefit provisions that gross up the amount payable by a certain percentage of contract earnings; these are referred to as gain gross-up
(GGU) benefits. In addition, IDS Life offers contracts containing guaranteed minimum income benefit (GMIB) provisions. If elected by the contract owner and after a stipulated waiting period from contract issuance, a GMIB guarantees a minimum lifetime annuity based on a specified rate of contract accumulation value growth and predetermined annuity purchase rates. IDS Life has established additional liabilities for these variable annuity death and GMIB benefits under SOP 03-1. IDS Life has not established additional liabilities for other insurance or annuitization guarantees for which the risk is currently immaterial.

The variable annuity death benefit liability is determined each period by estimating the expected value of death benefits in excess of the projected contract accumulation value and recognizing the excess over the estimated meaningful life based on expected assessments (e.g., mortality and expense fees, contractual administrative charges and similar fees). Similarly, the GMIB liability is determined each period by estimating the expected value of annuitization benefits in excess of the projected contract accumulation value at the date of annuitization and recognizing the excess over the estimated meaningful life based on expected assessments.

The majority of the GMDB contracts provide for six year reset contract values. In determining the additional liabilities for variable annuity death benefits and GMIB, IDS Life projects these benefits and contract assessments using actuarial models to simulate various equity market scenarios. Significant assumptions made in projecting future benefits and assessments relate to customer asset value growth rates, mortality, persistency and investment margins and are consistent with those used for DAC asset valuation for the same contracts. As with DAC, management will review, and where appropriate, adjust its assumptions each quarter. Unless management identifies a material deviation over the course of quarterly monitoring, management will review and update these assumptions annually in the third quarter of each year.

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The following provides summary information related to variable annuity contracts for which IDS Life has established additional liabilities for death benefits and guaranteed minimum income benefits as of December 31:

Variable Annuity GMDB and GMIB by Benefit Type
(Dollar amounts in millions)                                                                             2004          2003
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Contracts with GMDB Providing for Return of Premium   Total Contract Value                           $ 3,241.6    $ 3,162.4
                                                      Contract Value in Separate Accounts            $ 1,727.4    $ 1,600.7
                                                      Net Amount at Risk*                            $   110.9    $    28.0
                                                      Weighted Average Attained Age                         62           62
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Contracts with GMDB Providing for Six Year Reset      Total Contract Value                           $27,453.2    $24,570.6
                                                      Contract Value in Separate Accounts            $22,787.1    $20,316.1
                                                      Net Amount at Risk*                            $ 1,267.2    $ 2,077.5
                                                      Weighted Average Attained Age                         60           60
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Contracts with GMDB Providing for One Year Ratchet    Total Contract Value                           $ 4,039.4    $ 2,827.5
                                                      Contract Value in Separate Accounts            $ 3,078.5    $ 1,886.3
                                                      Net Amount at Risk*                            $    55.6    $    84.7
                                                      Weighted Average Attained Age                         61           60
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Contracts with Other GMDB                             Total Contract Value                           $   494.7    $   251.8
                                                      Contract Value in Separate Accounts            $   397.7    $   174.8
                                                      Net Amount at Risk*                            $    11.7    $    20.8
                                                      Weighted Average Attained Age                         66           63
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Contracts with GGU Death Benefit                      Total Contract Value                           $   450.1    $   276.4
                                                      Contract Value in Separate Accounts            $   363.8    $   193.1
                                                      Net Amount at Risk*                            $    18.2    $     5.8
                                                      Weighted Average Attained Age                         64           61
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Contracts with GMIB                                   Total Contract Value                           $   603.3    $   357.8
                                                      Contract Value in Separate Accounts            $   517.6    $   268.3
                                                      Net Amount at Risk*                            $    11.9    $    23.0
                                                      Weighted Average Attained Age                         59           59
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* Represents current death benefit less total contract value for GMDB, amount of gross up for GGU and accumulated guaranteed minimum benefit base less total contract value for GMIB and assumes the actuarially remote scenario that all claims become payable on the same day.

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Additional Liabilities and Incurred Benefits                                                          GMDB & GGU       GMIB
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For the year ended December 31, 2004                  Liability balance at January 1                     $30.6         $2.2
                                                      Reported claims                                    $19.6         $ --
                                                      Liability balance at December 31                   $29.9         $3.0
                                                      Incurred claims (reported + change in liability)   $18.9         $0.8
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The additional liabilities for guaranteed benefits established under SOP 03-1 are supported by general account assets. Changes in these liabilities are included in death and other benefits in the Consolidated Statements of Income. Contract values in separate accounts were invested in various equity, bond and other funds as directed by the contractholder. No gains or losses were recognized on assets transferred to separate accounts for the periods presented.

Sales inducement costs consist of bonus interest credits and deposit credits added to certain annuity contract values. These benefits are capitalized to the extent they are incremental to amounts that would be credited on similar contracts without the applicable feature. These costs were previously included in DAC and were reclassified as part of the adoption of SOP 03-1. The amounts capitalized are amortized using the same methodology and assumptions used to amortize DAC. IDS Life capitalized $70.9 million and $71.8 million for the years ended December 31, 2004 and 2003, respectively. IDS Life amortized $33.8 million and $23.9 million for the years ended December 31, 2004 and 2003, respectively.

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IDS Life Insurance Company
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6. INCOME TAXES

IDS Life qualifies as a life insurance company for federal income tax purposes. As such, IDS Life is subject to the Internal Revenue Code provisions applicable to life insurance companies.

The components of income tax provision included in the Consolidated Statements of Income for the years ended December 31 were as follows:

(Thousands)                                                                              2004           2003          2002
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Federal income taxes
   Current                                                                            $159,783       $ 91,862      $(30,647)
   Deferred                                                                             70,574        (30,714)      116,995
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                                                                                       230,357         61,148        86,348
State income taxes-current                                                              (4,180)         5,797         1,478
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Income tax provision before accounting change                                         $226,177       $ 66,945      $ 87,826
============================================================================================================================

A reconciliation of the expected federal income tax provision using the U.S. federal statutory rate of 35% to IDS Life's actual income tax provision for the years ended December 31 were as follows:

(Thousands)                                                      2004                    2003                    2002
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Combined tax at U.S. statutory rate                     $277,334      35.0%     $201,089      35.0%     $164,502      35.0%
Changes in taxes resulting from:
   Tax-exempt interest and dividend income               (45,199)     (5.7)      (61,070)    (10.6)       (5,260)     (1.1)
   State income taxes, net of federal benefit             (2,717)     (0.4)        3,768       0.7           961       0.2
   Affordable housing credits                                 --        --       (73,500)    (12.8)      (70,000)    (14.9)
   All other                                              (3,241)     (0.4)       (3,342)     (0.6)       (2,377)     (0.5)
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Income tax provision before accounting change           $226,177      28.5%     $ 66,945      11.7%     $ 87,826      18.7%
============================================================================================================================

A portion of IDS Life's income earned prior to 1984 was not subject to current taxation but was accumulated, for tax purposes, in a "policyholders' surplus account." At December 31, 2004, IDS Life had a policyholders' surplus account balance of $20.1 million. The American Jobs Creation Act of 2004 which was enacted on October 22, 2004 provided a two-year suspension of the tax on policyholders' surplus account distributions. IDS Life is evaluating making distributions which will not be subject to tax under the two-year suspension. Previously the policyholders' surplus account was only taxable if dividends to shareholders exceed the shareholders' surplus account and/or IDS Life is liquidated. Deferred taxes of $7 million had not been established because no distributions of such amounts were contemplated.

Deferred income tax provision (benefit) results from differences between assets and liabilities measured for financial reporting and for income tax return purposes. The significant components of IDS Life's deferred tax assets and liabilities as of December 31, 2004 and 2003 are reflected in the following table:

(Thousands)                                                                                             2004          2003
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Deferred tax assets:
   Policy reserves                                                                                 $1,035,300    $  798,508
   Other investments                                                                                  139,066       300,888
   Other                                                                                               55,556        30,376
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Total                                                                                               1,229,922     1,129,772
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Deferred tax liabilities:
   Deferred policy acquisition costs                                                                1,116,235     1,004,942
   Deferred taxes related to net unrealized securities gains                                          183,988       218,322
   Other                                                                                               70,901        46,322
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Total                                                                                               1,371,124     1,269,586
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Net deferred tax liability                                                                         $  141,202    $  139,814
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IDS Life is required to establish a valuation allowance for any portion of the deferred income tax assets that management believes will not be realized. In the opinion of management, it is more likely than not that IDS Life will realize the benefit of the deferred income tax assets and, therefore, no such valuation allowance has been established.

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7. STATUTORY CAPITAL AND SURPLUS

Statutory capital and surplus available for distribution or dividends to AEFC are limited to IDS Life Insurance Company's surplus as determined in accordance with accounting practices prescribed by state insurance regulatory authorities. IDS Life Insurance Company's statutory unassigned surplus aggregated $909.7 million and $1.4 billion as of December 31, 2004 and 2003, respectively. In addition, any dividend or distribution paid prior to December 20, 2005 (one year after IDS Life Insurance Company's most recent dividend payment) would require pre-notification to the Commissioner of Commerce of the State of Minnesota, who has the authority to disapprove and prevent payment thereof. From December 20, 2005 to December 31, 2005, dividends or distributions in excess of $358.6 million would be subject to this same pre-notification and potential disapproval.

Statutory net income for the years ended December 31 and capital and surplus as of December 31 are summarized as follows:

(Thousands)                                                                              2004           2003          2002
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Statutory net income                                                                $  379,950     $  432,063    $  159,794
Statutory capital and surplus                                                        2,276,724      2,804,593     2,408,379

8. RELATED PARTY TRANSACTIONS

IDS Life loans funds to AEFC under a collateral loan agreement. There was no balance on the loan at December 31, 2004 and 2003. This loan can be increased to a maximum of $75 million and pays interest at a rate equal to the preceding month's effective new money rate for IDS Life's permanent investments.

In connection with AEFC being named the investment manager for the proprietary mutual funds used as investment options by IDS Life's variable annuity and variable life insurance contract owners in the fourth quarter of 2003, AEFC receives management fees from these funds. IDS Life continues to provide all fund management services, other than investment management, and has entered into an administrative services agreement with AEFC to be compensated for the services IDS Life provides. For the years ended December 31, 2004 and 2003 IDS Life received under this arrangement, $81.5 million and $14.1 million, respectively.

IDS Life participates in the American Express Company Retirement Plan which covers all permanent employees age 21 and over who have met certain employment requirements. Company contributions to the plan are based on participants' age, years of service and total compensation for the year. Funding of retirement costs for this plan complies with the applicable minimum funding requirements specified by ERISA. IDS Life's share of the total net periodic pension cost was $0.5 million in 2004, and $0.3 million in 2003 and 2002.

IDS Life also participates in defined contribution pension plans of American Express Company which cover all employees who have met certain employment requirements. Company contributions to the plans are a percent of either each employee's eligible compensation or basic contributions. Costs of these plans charged to operations in 2004, 2003 and 2002 were $2.4 million, $2.2 million, and $1.4 million, respectively.

IDS Life participates in defined benefit health care plans of AEFC that provide health care and life insurance benefits to retired employees and retired financial advisors. The plans include participant contributions and service related eligibility requirements. Upon retirement, such employees are considered to have been employees of AEFC. AEFC expenses these benefits and allocates the expenses to its subsidiaries. The cost of these plans charged to operations in 2004, 2003 and 2002 was $0.5 million, $2.1 million, and $1.8 million, respectively.

Charges by AEFC for use of joint facilities, technology support, marketing services and other services aggregated $600.6 million, $549.2 million, and $526.1 million for 2004, 2003 and 2002, respectively. Certain of these costs are included in DAC. Expenses allocated to IDS Life may not be reflective of expenses that would have been incurred by IDS Life on a stand-alone basis.

On December 29, 2003, IDS Life contributed substantially all of its interests in low income housing investments, net of related payables and deferred tax assets, to its wholly owned subsidiary, American Express Corporation (AEC). These investments had a carrying value of $308.6 million and $381.5 million at December 29, 2003 and December 31, 2002, respectively. The amount of the contribution to AEC was $272 million. AEC had a carrying value of approximately $10 million prior to receiving this contribution.

On December 30, 2003, IDS Life distributed via dividend all of its interest in AEC to AEFC. This distribution was considered extraordinary, as defined in Minnesota holding company statutes. On December 30, 2003, IDS Life received a contribution of cash of approximately $282 million, equal to the amount of the distribution of AEC.

During the second and fourth quarter of 2004, IDS Life approved and paid dividends to AEFC of $430 million and $500 million, respectively. IDS Life expects to continue to maintain adequate capital to meet internal and external Risk-Based Capital requirements.

Included in other liabilities at December 31, 2004 and 2003 are $30.1 million and $64.4 million, respectively, payable to AEFC for federal income taxes.

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9. LINES OF CREDIT

IDS Life has available lines of credit with AEFC aggregating $295 million ($195 million committed and $100 million uncommitted). The interest rate for any borrowings is established by reference to various indices plus 20 to 45 basis points, depending on the term. There were no borrowings outstanding under these line of credit arrangements at December 31, 2004 and 2003.

10. REINSURANCE

At December 31, 2004, 2003 and 2002, traditional life and universal life insurance in force aggregated $147.5 billion, $131.1 billion and $119.2 billion, respectively, of which $70.9 billion, $53.8 billion, and $38.0 billion, was reinsured at the respective year ends. IDS Life also reinsures a portion of the risks assumed under long-term care policies. Under all reinsurance agreements, premiums ceded to reinsurers amounted to $159.6 million, $144.7 million and $129.3 million and reinsurance recovered from reinsurers amounted to $73.3 million, $60.3 million and $60.6 million, for the years ended December 31, 2004, 2003 and 2002, respectively. Reinsurance contracts do not relieve IDS Life from its primary obligation to policyholders. Life insurance inforce was reported on a statutory basis.

11. DERIVATIVE FINANCIAL INSTRUMENTS AND HEDGING ACTIVITIES

Derivative financial instruments enable the end users to manage exposure to various credit or market risks. The value of such instruments is derived from an underlying variable or multiple variables, including equity, and interest rate indices or prices. IDS Life enters into various derivative financial instruments as part of its ongoing risk management activities. The following summarizes IDS Life's use of derivative financial instruments.

Cash flow hedges

IDS Life uses interest rate products, primarily interest rate swaptions to hedge the risk of increasing interest rates on forecasted fixed annuity sales. During 2004, 2003 and 2002, no amounts were reclassified into earnings from accumulated other comprehensive income. Additionally, IDS Life does not expect to reclassify any material amounts from accumulated other comprehensive income to earnings during the next twelve months. Currently, the longest period of time over which the Company is hedging exposure to the variability in future cash flows is 14 years and relates to forecasted fixed annuity sales. For the years ended December 31, 2004, 2003 and 2002, there were no gains or losses on derivative transactions or portions thereof that were ineffective as hedges or excluded from the assessment of hedge effectiveness.

Non-designated derivatives

IDS Life has economic hedges that either do not qualify or are not designated for hedge accounting treatment under SFAS 133. Certain of IDS Life's annuity products have returns tied to the performance of equity markets. These elements are considered derivatives under SFAS 133. IDS Life manages this equity market risk by entering into options and futures with offsetting characteristics.

Derivative financial instruments used to economically hedge IDS Life's exposure to annuity products include the use of purchased and written index options, as well as futures contracts. A purchased (written) option conveys the right (obligation) to buy or sell an instrument at a fixed price for a set period of time or on a specific date. IDS Life writes and purchases index options to manage the risks related to annuity products that pay interest based upon the relative change in a major stock market index between the beginning and end of the product's term (equity-indexed annuities). IDS Life views this strategy as a prudent management of equity market sensitivity, such that earnings are not exposed to undue risk presented by changes in equity market levels. The purchased and written options are carried at fair value on the balance sheet and included in other assets and other liabilities, respectively. The purchased and written options expire on various dates through 2009. IDS Life purchases futures to hedge its obligations under equity indexed annuities. The futures purchased are marked-to-market daily and exchange traded, exposing IDS Life to no counterparty risk.

Embedded Derivatives

IDS Life's equity indexed annuities contain embedded derivatives, essentially the equity based return of the product, which must be separated from the host contract and accounted for as derivative instruments per SFAS 133. IDS Life managed this equity market risk by entering into options and futures with offsetting characteristics. As a result of fluctuations in equity markets and the corresponding changes in value of the embedded derivatives, the amount of interest credited incurred by IDS Life related to the annuity product positively or negatively impact reported earnings. The changes in fair value of the options are recognized in net investment income and the embedded derivatives are recognized in interest credited on universal life-type insurance and investment contracts. The fair value of the embedded options are recognized on the balance sheet in future policy benefits for fixed annuities. The total fair value of these instruments were $341.2 million and $304.2 million at December 31, 2004 and 2003, respectively.

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12. FAIR VALUES OF FINANCIAL INSTRUMENTS

The following table discloses fair value information for financial instruments. Certain items, such as life insurance obligations, employee benefit obligations, investments accounted for under the equity method, deferred policy acquisition costs and deferred sales inducement costs are specifically excluded by SFAS No. 107, "Disclosure about Fair Value of Financial Instruments." The fair values of financial instruments are estimates based upon market conditions and perceived risks at December 31, 2004 and 2003 and require management judgment. These figures may not be indicative of their future fair values. Additionally, management believes the value of excluded assets and liabilities is significant. The fair value of IDS Life, therefore, cannot be estimated by aggregating the amounts presented. The following table discloses fair value information for financial instruments as of December 31:

                                                                                 2004                        2003
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                                                                        Carrying       Fair          Carrying      Fair
(Thousands)                                                               Value       Value            Value      Value
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Financial Assets
Available-for-Sale, policy loans, trading securities and
   other investments                                                    $29,553,121   $29,553,121    $28,711,183  $28,711,183
Mortgage loans on real estate, net                                      $ 2,923,542   $ 3,149,986    $ 3,180,020  $ 3,477,868
Separate account assets                                                 $32,454,032   $32,454,032    $27,774,319  $27,774,319
Other financial assets                                                  $ 1,338,006   $ 1,342,639    $ 1,907,487  $ 1,910,874

Financial Liabilities
Fixed annuities                                                         $25,469,069   $24,759,962    $24,873,303  $24,113,440
Separate account liabilities                                            $28,284,118   $27,164,063    $24,281,415  $23,320,423
Other financial liabilities                                             $   600,027   $   600,027    $   637,151  $   637,151
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The following methods were used to estimate the fair values of financial assets and financial liabilities.

Financial assets

Generally, investments are carried at fair value on the Consolidated Balance Sheets. Gains and losses are recognized in the results of operations upon disposition of the securities. In addition, losses are recognized when management determines that a decline in value is other-than-temporary. See Note 2 for carrying value and fair value information regarding investments.

For variable rate loans that reprice within a year where there has been no significant change in counterparties' creditworthiness, fair values approximate carrying value.

The fair values of all other loans (including mortgage loans on real estate and leveraged investment loans), except those with significant credit deterioration, are estimated using discounted cash flow analysis, based on current interest rates for loans with similar terms to borrowers of similar credit quality. For loans with significant credit deterioration, fair values are based on estimates of future cash flows discounted at rates commensurate with the risk inherent in the revised cash flow projections, or for collateral dependent loans on collateral values.

Separate account assets are carried at fair value on the Consolidated Balance Sheets.

Other financial assets for which carrying values approximate fair values, include cash and cash equivalents, other accounts receivable and accrued interest, derivative financial instruments and certain other assets. The carrying values approximate fair value due to the short term nature of these investments.

Financial liabilities

The fair values of fixed annuities in deferral status are estimated as the accumulated value less applicable surrender charges and loans. For annuities in payout status, fair value is estimated using discounted cash flows, based on current interest rates. The fair value of these reserves excludes life insurance related elements of $1.5 billion and $1.4 billion at December 31, 2004 and 2003, respectively.

The fair values of separate account liabilities, after excluding life insurance-related elements of $4.2 billion and $3.5 billion at December 31, 2004 and 2003, respectively, are estimated as the accumulated value less applicable surrender charges.

Other financial liabilities for which carrying values approximate fair values include derivative financial instruments and certain other liabilities. The carrying value approximates fair value due to the short-term nature of these instruments.

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13. COMMITMENTS AND CONTINGENCIES

At December 31, 2004 and 2003, IDS Life had no commitments to purchase investments other than mortgage loan fundings (see Note 2).

The Securities and Exchange Commission (SEC), the National Association of Securities Dealers (NASD) and several state attorneys general have brought proceedings challenging several mutual fund and variable account financial practices, including suitability generally, late trading, market timing, disclosure of revenue sharing arrangements and inappropriate sales of B shares. IDS Life Insurance Company has received requests for information and has been contacted by regulatory authorities concerning its practices and is cooperating fully with these inquiries.

IDS Life and its subsidiaries are involved in a number of other legal and arbitration proceedings concerning matters arising in connection with the conduct of their respective business activities. IDS Life believes it has meritorious defenses to each of these actions and intends to defend them vigorously. IDS Life believes that it is not a party to, nor are any of its properties the subject of, any pending legal or arbitration proceedings that would have a material adverse effect on IDS Life's consolidated financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material impact on results of operations in any particular reporting period as the proceedings are resolved.

The IRS routinely examines IDS Life's federal income tax returns and is currently conducting an audit for the 1993 through 1996 tax years and in February of 2005 began the examination of the 1997 through 2002 tax years. Management does not believe there will be a material adverse effect on IDS Life's consolidated financial position as a result of these audits.

14. SUBSEQUENT EVENTS

On February 1, 2005, the American Express Company announced plans to pursue a tax-free spin-off of the common stock of American Express Company's AEFC unit through a special dividend to American Express common shareholders. The final transaction, which is subject to certain conditions including receipt of a favorable tax ruling and approval by American Express Company's Board of Directors, is expected to close in the third quarter of 2005.

Also, on February 1, 2005, A.M. Best placed IDS Life's financial strength rating of "A+" under review with negative implications, Moody's affirmed IDS Life's financial strength rating at "Aa3" and Fitch lowered IDS Life's financial strength rating to "AA-" and placed them on "Rating Watch Negative" following American Express Company's announcement that it intends to spin-off its full ownership of AEFC. In connection with the spin-off, American Express Company intends to provide additional capital to IDS Life to confirm its current financial strength ratings.

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[AMERICAN EXPRESS logo]

IDS Life Insurance Company
70100 AXP Financial Center
Minneapolis, MN 55474
(800) 862-7919

S-6196 R (4/05)